TABLE OF CONTENTS

Our Message to You                                                             1
Portfolio Manager's Commentary and Schedule of Investments
  Janus Fund                                                                   3
  Janus Balanced Fund                                                          7
  Janus Enterprise Fund                                                       10
  Janus Growth and Income Fund                                                13
  Janus Mercury Fund                                                          16
  Janus Overseas Fund                                                         20
  Janus Twenty Fund                                                           24
  Janus Venture Fund                                                          27
  Janus Worldwide Fund                                                        32
Statements of Operations                                                      36
Statements of Assets and Liabilities                                          36
Statements of Changes in Net Assets                                           38
Financial Highlights                                                          40
Notes to Schedule of Investments                                              42
Notes to Financial Statements                                                 43
Report of Independent Accountants                                             45


PERFORMANCE INFORMATION

     The following pages include performance overview graphs that compare the performance of a $10,000 investment in each fund, since its inception, to one or more widely used market indexes. Each graph reflects the life-time performance of the fund through October 31, 1995.

     When comparing the performance of a fund to an index, keep in mind that market indexes do not take into account brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends, interest payments, or operating expenses necessary to maintain a portfolio investing in the index.

     Average annual total returns are quoted for each fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, and then calculating the annual compound percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

AN EXPLANATION OF THE SCHEDULE OF INVESTMENTS

     Following the Performance Overview is each fund's Schedule of Investments. This schedule reports the industry concentrations and the different types of securities held in the fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stocks, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

     The market value of each security represents its value on the last day of the reporting period. The value of securities denominated in foreign currencies are converted into U.S. dollars. Funds that invest primarily in foreign securities also provide a summary of investments by country. This summary reports the fund's exposure to different countries by indicating the percentage of securities invested in each country.

AN EXPLANATION OF THE FORWARD FOREIGN CURRENCY CONTRACT TABLE

     A table listing forward foreign currency contracts follows each fund's Schedule of Investments (if applicable). Forward foreign currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Foreign currency contracts are used to hedge against foreign currency risk in the fund's long-term holdings.

     The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars, and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

                   Janus Funds October 31, 1995 Annual Report

OUR MESSAGE TO YOU

Dear Shareholders:

     The rally in U.S. financial markets was equally robust in both stocks and bonds during our fiscal year ended October 31. Starting in January, economic growth turned moderate, inflation remained low, and interest rates declined. Declining interest rates and record corporate profits were the twin engines that drove stock indexes to record heights. The Standard & Poor's 500 Stock Index (the S&P 500 Index), which is made up of the stocks of larger companies, produced a total return of 26.44% for the twelve-month period. By historical standards, the rally was a steady one. The S&P 500 Index hit 64 new highs during the twelve months. Smaller stocks appreciated too. The Russell 2000 Index gained 18.35%. Not bad, but still not good enough to catch either the S&P 500 Index, or the NASDAQ Composite, which charged ahead 33.26%, powered by its large technology component.

     Bonds Performed Well Too. Although the Federal Reserve lowered short-term rates only once, in July, intermediate and long-term bonds, which are market driven, turned in impressive results. The benchmark 30-year Treasury Bond had a total return (with interest reinvested) of 27.9% as its yield fell from 7.97% to 6.33% at fiscal year end. The Federal Reserve's go-slow approach to lowering short rates caused the gap between the short and long end of the market to compress. On October 31, a one-year Treasury Bill was yielding 5.55%, just 78 basis points (0.78%) less than the 30-year Treasury Bond.

     Foreign Markets Lagged. With few exceptions, foreign markets continued to lag the U.S. during the year. Measured in U.S. dollars, the Morgan Stanley EAFE Index (EAFE stands for Europe, Australasia, and the Far East) lost 0.37%, with net dividends reinvested.* The U.S. market is not represented in EAFE.

ECONOMIC TRENDS

     The Economy Landed Softly. The economy slowed sufficiently to avoid higher inflation but not enough to cause a recession. It is still uncertain whether the current soft landing is an exception to the typical business cycle or the beginning of a new trend. Usually an economic boom brings increasing inflation, and interest rates must rise to choke off growth. If we are indeed seeing a new cyclical trend - one that does not include recession quite as often - we can thank technology and the additional flexibility it has brought to the marketplace. Leaner, more streamlined operations allow business to absorb costs and adjust quickly to consumer demand, while global competition in labor and manufacturing hold down prices.

     Inflation Was Subdued. In the month of September, unit labor costs (the cost of labor embedded in each individual product) was unchanged compared to September 1994. This is the first time in 30 years unit labor costs have not risen from the previous year. More efficient production and international competition have kept the lid on labor costs, which, along with the cost of raw materials, have been the driving forces behind inflation in past cycles. But during the recent recovery, cost increases did not reach either the wholesale or retail buyer.

     The Mid-Year Rise in Inventories. In 1994, Gross Domestic Product (GDP) was a robust 4.1%, and then slowed to an annual rate of 2.8% and 1.3% in the first and second calendar quarters of 1995. This was well within the 2%-3% range that is sustainable without higher inflation in mature economies such as the U.S. Why did growth slow? One reason was that the higher interest rates of 1994 had finally taken hold. As growth slowed, inventories accumulated. Due to the increased flexibility in corporate America excess inventory was worked off relatively fast and by the third quarter of 1995 annualized GDP growth jumped to 4.2%. But even as this data was released in late October, retail demand had turned sluggish and demand was also waning in the manufacturing sector. The price of industrial commodities (fuel, copper, steel, etc.) had gone into decline. Clearly, the economy was bouncing around, but business was able to adjust and overall growth remained moderate.

     The Dollar Gathered Strength. The decline in the U.S. dollar against other major currencies, principally the Japanese yen and the German mark, ended earlier this year. The dollar's strength was good news for the financial markets. A stronger dollar reduces the possibility of inflation and means more buying power for the U.S. consumer because imported goods are less expensive. A weak dollar makes foreign goods more expensive, and can eventually fuel inflation.

     The Budget Debate. The budget debate in Washington and the current push for fiscal responsibility is another factor supporting the performance of financial markets. Congress' focus on curbing the deficit has helped support bond prices this year, which in turn have buoyed stocks. A responsible budget agreement would very likely have a positive impact on both markets.

-----------------------------------------
*Net dividends are those dividends that remain to be reinvested after foreign tax obligations have been met. Tax obligations vary from country to country.


                   Janus Funds October 31, 1995 Annual Report

OUR MESSAGE TO YOU

EQUITY MARKETS

     Strong Market Sectors. This year the market favored growth stocks, which benefit from moderate economic growth, and punished cyclical stocks, which are more dependent on strong numbers from the general economy to boost their bottom lines. Technology was again a market leader, with semiconductors, chip manufacturers, and software vendors ahead of the field. Drugs performed well, as did financial companies, which were helped by falling interest rates, greater efficiency, and, in the banking industry, ongoing consolidation of both regional and central banks. The demand for cellular equipment and services, which has benefited from technological advances, is very strong globally, and has led to excellent performance in a range of telecommunications stocks. Other groups that performed well included aerospace and defense, which have been consolidating and benefiting from increased Congressional spending. Strong loan demand helped consumer finance stocks, and beverages are experiencing growth in overseas sales.

     Weak Sectors. Retailers, oil, and container manufacturers were in a slump this year. Retailers and oil companies have little pricing power. Container manufacturers, on the other hand, have been hurt by high aluminum prices.

INTERNATIONAL MARKETS

     Europe Was Strong. The UK, Sweden, Germany, Finland, and the Netherlands, where our funds have significant investments, gained this year, and several markets set new records. The stronger dollar was both good news and bad news in
Europe: good news for economic growth, which has been largely export driven the last two years (a strong dollar made U.S. goods more expensive abroad); bad news for investors who did not hedge currencies. Economic growth has slowed on the Continent, but interest rates have been slower to respond to that weakness. Many of the same industries that are doing well in the U.S. are performing well overseas. Aerospace, data processing, electrical and electronic equipment, health care, and business and financial services have all posted exceptional results.

     Japan and the Far East. The Far East lagged the U.S. this year. The Japanese recession reduced demand for regional products and a number of regional economies had to raise interest rates in an effort to put the inflation genie back in the bottle. The strong U.S. dollar also eroded returns for foreign investors.

     Latin America. With few exceptions, Latin American markets have continued to struggle under the cloud of Mexican economic recession and currency depreciation.

HOW OUR FUNDS PERFORMED

     On the whole, funds in the Janus family produced very solid results for the fiscal year, despite our overall moderate exposure to the volatile technology sector and our conservative strategy in the last few months of 1994, when economic growth was very robust and there was a troubling divergence between the stock and bond markets. This year Janus Overseas Fund was the star of the group. Lipper Analytical Services, Inc., the large mutual fund rating service, ranked Janus Overseas second out of the 233 funds in its International Group. Janus Growth and Income Fund was ranked 71st out of 408 (top 17%) in the Growth and Income category, and Janus Worldwide Fund had top quartile performance, ranking 28th out of 120 funds in Lipper's Global Fund Group. All rankings are for the one-year period ended October 31, 1995.(1)

JANUS OLYMPUS FUND

     Janus Olympus Fund will open December 29, 1995. The Fund is a nondiviersified growth fund and will be managed by Scott Schoelzel. Scott has been with Janus since early 1994 and has helped Tom Marsico with both the Janus Twenty and Janus Growth and Income Funds. Scott has also managed separate institutional accounts and has done an excellent job with all his portfolio responsibilities. Janus Olympus Fund will afford Scott the flexibility to invest in a wide variety of companies, both small and large, domestic and foreign. We believe the Fund will be a very attractive investment for shareholders seeking growth of capital over a broad universe of securities.(2)

JANUS TWENTY FUND HAS REOPENED TO NEW INVESTORS

     On November 1, 1995, Janus Twenty Fund reopened to new investors. Since the Fund closed in January 1993, financial markets worldwide have experienced tremendous growth and there are now many new and exciting companies that meet Janus Twenty Fund's objectives. Reopening the Fund will allow portfolio manager Tom Marsico to take advantage of these opportunities.(2)

     We appreciate your investment with Janus.


     /s/ Thomas H. Bailey
     Thomas H. Bailey
     Chairman


----------------------------
(1) Past performance is no guarantee of future results. Lipper rankings are based on total return, including reinvestment of dividends and capital gains.
(2) For a prospectus containing more complete information, including expenses, please call a Janus Investor Service Representative at 1-800-525-3713. Read the prospectus carefully before you invest or send money.


                   Janus Funds October 31, 1995 Annual Report

JANUS FUND                                     Portfolio Manager, James P. Craig

PERFORMANCE REVIEW

     Janus Fund produced a total return of 21.62% for the fiscal year ended October 31, 1995, while the broader market, as measured by the S&P 500 Index, gained 26.44%. Both returns include reinvested dividends.

     Much of the Fund's underperformance occurred early in the year when we adopted a more cautious strategy due to rapid growth in the economy and the threat that interest rates might rise. In addition, our modest exposure to technology constrained results. We underestimated the demand for personal computers and overestimated industry capacity. We believed prices would fall if supply outstripped demand. Demand for PCs, software, and semiconductors remained strong, however, and we missed growth opportunities in several individual technology companies. Most European markets also appreciated less than the U.S. market and this impacted some of our foreign holdings. Lastly, earnings disappointments at Wal-Mart and container manufacturer Crown Cork & Seal hurt results.

     Once the Fund assumed a less conservative posture, performance was in line with the S&P 500 Index, despite only a moderate exposure to technology, which was the best performing market sector again this year. We also stayed the course with Citicorp. When the Mexican peso was devalued, and Latin America suffered a fiscal crisis, it appeared Citicorp's earnings momentum might stall. But Citicorp's stock recovered quickly, and went on to appreciate. Finally, we recognized early the boom in outsourcing, and its effect on EDS and First Data, and the potential of German software provider SAP, all of which contributed to Fund performance.

THE PORTFOLIO

     Equity holdings increased from 78.3% when the fiscal year began to 90.5% at year end. This is a very high percentage for Janus Fund, and reflects a positive perspective on equities, especially on growth stocks, which tend to perform best in a moderately expanding economy.

     The Fund's ten largest holdings were 34.6% of the portfolio at year end, up from 25.3% at the end of October 1994, and 30.7% at the end of April. Approximately 19.0% of the portfolio was invested abroad, compared to 11.6% at year end 1994.

--------------------------------------------------------------------------------
Ten Largest Holdings                  October 31, 1995          October 31, 1994

First Data Corp.                             5.0%                    2.5%
General Motors E (EDS)                       4.8%                    1.7%
Citicorp                                     4.0%                    3.8%
Roche Holdings                               3.6%                    0.2%
SAP AG                                       3.6%                    0.5%
Pfizer                                       3.3%                    2.4%
Wolters Kluwer                               2.6%                    2.8%
UNUM                                         2.6%                    2.0%
General Re                                   2.6%                    1.2%
Astra                                        2.5%                    2.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top Five Industries                   October 31, 1995          October 31, 1994

Computer Software and Services               14.7%                   4.7%
Pharmaceuticals                              12.3%                   7.0%
Financial - Bank Money Center                 6.6%                   6.3%
Forest Products and Paper                     5.7%                   0.2%
Insurance-Property and Casualty               4.1%                   2.2%
--------------------------------------------------------------------------------

PORTFOLIO THEMES

     Pharmaceuticals. Pfizer and Merck in the U.S., and Astra and Roche in Europe have breakthrough products in their pipelines. We expect these companies to increase revenues by 15% annually for the next 3 years, while earnings should grow by 20%.

     Outsourcing. It is becoming standard business practice to farm out functions such as data processing and computer operations. EDS (General Motors
E) is a data processing and information management company that is being spun off by GM. EDS should sign $10 billion in new business this year and compete for $30 billion in new contracts over the next 18 months. The company's backlog is $36 billion. First Data processes credit card transactions for banks and recently acquired First Financial Management, the largest credit card processor for merchants. First Data now dominates a market growing at better than 20% annually.

     Banking. Increased efficiency and disciplined asset growth are the keys to earnings momentum at Citicorp, which also has very successful operations in emerging markets, and at Bank of New York, where emphasis on securities processing is lifting profits.

     Paper. The industry is restructuring and demand is in an extended upcycle with exceptional profitability. Instead of adding new plants, Georgia-Pacific, Champion International, and James River are cleaning up their balance sheets and repurchasing stock.

     Insurance. The most interesting of the insurance companies have restructured operations, increased efficiency, and grown market share. This group includes UNUM, a disability provider, reinsurer General Re, and property-casualty giant AIG.

     Share Repurchase. Many companies have excess cash flow, more money than they can prudently reinvest in their business. Some companies are employing the extra cash to buy back and retire their own stock. Stock repurchase programs increase earnings per share, which in turn can push up the price of the stock, thus adding value for shareholders. Citicorp (banking), Hercules (chemicals), Hershey (foods), Champion International and Georgia-Pacific (paper) have significant stock repurchase programs.

GOING FORWARD

     Current economic conditions are very positive for growth stocks. As long as economic expansion is moderate and inflation remains low, we expect to find good investment opportunities in the coming year.

     Thank you for your investment in Janus Fund.


                   Janus Funds October 31, 1995 Annual Report

JANUS FUND                                     Portfolio Manager, James P. Craig

PERFORMANCE OVERVIEW
[line graph]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a solid green line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through October 31, 1995. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Fund ($511,542) as compared to the S&P 500 Index ($186,028). There is a legend in the upper left quadrant of the graph which indicates Janus Fund's one-year, five-year, ten-year and since inception (February 5, 1970) average annual total returns as 21.62%, 17.27%, 15.98% and 16.51%, respectively.

Source - Lipper Analytical Services, Inc. 1995. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged.


--------------------------------------------------------------------------------
                          JANUS FUND October 31, 1995
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------

Common Stock - 86.8%
Aerospace and Defense - 3.1%
       1,466,600   Boeing Co.                                   $     96,245,625
         542,825   Lockheed Martin Corp.                              36,979,953
         400,000   Loral Corp.                                        11,850,000
       1,015,625   McDonnell Douglas Corp.                            83,027,344
       1,632,600   United Technologies Corp.                         144,893,250
                                                                     372,996,172
Auto and Truck - 0.6%
         831,000   Chrysler Corp.                                     42,900,375
         947,000   Ford Motor Co.                                     27,226,250
                                                                      70,126,625
Biopharmaceuticals - 0.3%
         744,225   Amgen, Inc.*                                       35,722,800
Broadcasting, Radio and Television - 1.1%
         172,832   Viacom, Inc. - Class A*                             8,598,392
       2,427,813   Viacom, Inc. - Class B*                           121,390,650
                                                                     129,989,042
Chemicals - 2.4%
         354,500   Cytec Industries, Inc. *                           19,408,875
       5,080,125   Hercules, Inc.                                    271,151,672
                                                                     290,560,547
Commercial Services - 0.6%
       1,782,100   Manpower, Inc.                                     48,339,463
         676,300   Robert Half International, Inc.*                   24,684,950
                                                                      73,024,413

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Computer Software and Services - 11.2%
         518,600   Adobe Systems, Inc.                          $     29,560,200
         819,500   Computer Sciences Corp.*                           54,804,063
       9,078,980   First Data Corp.#                                 600,347,580
      12,142,375   General Motors Corp. - Class E                    572,209,422
           2,269   NTT Data Communications Systems Corp.**            56,936,288
         135,910   SAP A.G.**                                         21,540,235
                                                                   1,335,397,788
Computers - 1.1%
       1,767,325   Sun Microsystems, Inc.*                           137,851,350
Electrical Equipmemt - 0.4%
       4,127,000   Hitachi, Ltd.**                                    42,475,496
Electronics - 0.2%
         356,000   Kyocera Corp.*,**                                  29,242,110
Electronics - Semiconductors - 3.0%
       1,766,775   Intel Corp.                                       123,453,403
         598,000   Rohm Co.**                                         36,400,511
       2,943,750   Texas Instruments, Inc.                           200,910,938
                                                                     360,764,852
Entertainment - 2.3%
       1,700,975   Circus Circus Enterprises, Inc.*                   45,288,459
       1,425,410   Thorn EMI PLC                                      33,184,636
       3,333,900   Walt Disney Co. (The)                             192,115,988
                                                                     270,589,083
Financial - Bank Commercial - 2.4%
         923,475   First Bank System, Inc.                            45,942,881
       1,401,600   First Interstate Bancorp                          180,806,400
       1,667,650   NBD Bancorp, Inc.                                  63,370,700
                                                                     290,119,981


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

                          JANUS FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Financial - Bank Money Center - 6.6%
       6,406,400   Bank of New York Co., Inc.                   $    269,068,800
       7,291,950   Citicorp                                          473,065,256
         665,000   First Chicago Corp.                                45,136,875
                                                                     787,270,931
Financial - Security Broker - 0.8%
         971,700   Merrill Lynch and Co., Inc.                        53,929,350
         465,725   Morgan Stanley Group, Inc.                         40,518,075
                                                                      94,447,425
Financial Services - 0.3%
         302,675   Federal National Mortgage Association              31,743,041
Food Processing - 1.7%
       1,046,450   Hershey Foods Corp.                                62,525,388
       1,452,700   Kellogg Co.                                       104,957,575
       1,559,375   Nabisco Holdings Corp. - Class A#                  41,908,203
                                                                     209,391,166
Forest Products and Paper - 5.7%
       5,336,225   Champion International Corp.#                     285,488,038
       3,415,550   Georgia-Pacific Corp.                             281,782,875
       2,896,250   James River Corp.                                  93,042,031
         359,702   Mo Och Domsjo A.B.**                               18,339,133
                                                                     678,652,077
Household Products - 1.7%
       1,698,700   Colgate-Palmolive Co.                             117,634,975
         761,350   First Brands Corp.                                 34,831,763
       1,978,525   Newell Co.                                         47,731,916
                                                                     200,198,654
Insurance - Life - 2.6%
       5,890,800   UNUM Corp.#                                       310,003,350
Insurance - Multiline - 3.2%
       2,468,550   Alexander & Alexander Services, Inc.#              55,233,806
       2,107,887   American International Group, Inc.                177,852,966
       1,188,600   Cigna Corp.                                       117,819,975
       1,391,150   Prudential Reinsurance Holdings, Inc.*             28,344,681
                                                                     379,251,428
Insurance - Property and Casualty - 4.1%
       1,287,325   ACE, Ltd.                                          43,769,050
       2,125,900   General Re Corp.                                  307,989,763
         460,700   Orion Capital Corp.                                18,888,700
       1,914,420   Progressive Corp.                                  79,448,430
         663,125   Risk Capital Holdings, Inc.*                       14,588,750
         471,500   Transatlantic Holdings, Inc.                       31,767,313
                                                                     496,452,006
Lodging - 0.4%
          89,875   Accor S.A.**                                       10,700,721
         587,250   HFS, Inc.*                                         35,969,063
                                                                      46,669,784
Machine - Diversified - 1.0%
       1,276,250   AGCO Corp.#                                        57,112,188
       2,178,195   American Standard Companies, Inc.*                 58,266,716
                                                                     115,378,904
Metals - Diversified - 0.3%
         698,400   Aluminum Co. of America                            35,618,400
Mining - 0.9%
         725,967   Freeport McMoRan, Inc.                             27,132,980
         856,975   Minerals Technologies, Inc.                        34,171,878
         724,558   Potash Corporation of Saskatchewan, Inc.           50,447,352
                                                                     111,752,210

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Miscellaneous - Distribution and Wholesale - 0.1%
         285,000   Cardinal Health, Inc.                        $     14,641,875
Miscellaneous - Manufacturing - 1.0%
         400,000   AlliedSignal, Inc.                                 17,000,000
         764,931   Orkla A/S - Class A                                39,548,457
         118,946   Siemens A.G.**                                     62,331,996
                                                                     118,880,453
Office and Business Equipment - 0.9%
         700,000   Oce-Van Der Grinten N.V.**                         40,150,844
         543,900   Xerox Corp.                                        70,571,025
                                                                     110,721,869
Oil and Gas Exploration - 0.3%
         837,500   Triton Energy Corp.*                               39,048,438
Packaging and Containers - 1.4%
       4,910,175   Crown Cork & Seal Co., Inc.*,#                    171,242,354
Pharmaceuticals - 12.3%
       7,972,937   Astra A.B. - Class A**                            293,445,454
          60,625   Ciba-Geigy Corp. A.G.                              52,299,737
         848,200   Lilly (Eli) & Co.                                  81,957,325
       1,979,500   Merck & Co., Inc.                                 113,821,250
       6,983,200   Pfizer, Inc.                                      400,661,100
          59,437   Roche Holding A.G.                                431,650,749
       5,000,000   SmithKline Beecham PLC - Class A                   52,196,014
         934,750   SmithKline Beecham PLC (ADR) - Class A             48,490,156
                                                                   1,474,521,785
Publishing - Newspaper - 0.9%
       3,261,000   Reuters Holdings PLC                               30,305,583
         532,825   Reuters Holdings PLC (ADS)                         29,571,788
       1,510,075   Times Mirror Co. - Class A                         43,792,175
                                                                     103,669,546
Publishing and Printing - 3.8%
       6,866,770   Elsevier N.V.**                                    88,783,184
       4,927,507   News Corp., Ltd.*                                  24,791,273
       1,417,500   News Corp., Ltd. (ADR)                             28,172,813
       3,412,252   Wolters Kluwer N.V.#,**                           310,558,617
                                                                     452,305,887
Retail - Apparel - 0.1%
         281,775   Gymboree Corp. *                                    6,375,160
Retail - Department Stores - 0.4%
       1,989,875   Federated Department Stores, Inc.*                 50,493,078
Telecommunications - 0.9%
         454,550   MFS Communications Co., Inc.*                      18,352,456
       3,100,575   Paging Network, Inc.*,#                            71,313,225
         516,000   Telecomunicacoes Brasileiras S.A.                  20,640,000
                                                                     110,305,681
Toys - 1.6%
       6,473,701   Mattel, Inc.                                      186,118,904
Transportation-Air - 1.6%
       2,067,000   AMR Corp.*                                        136,422,000
         932,175   Delta Air Lines, Inc.                              61,173,984
                                                                     197,595,984
Transportation-Railroad - 2.2%
       2,861,750   Burlington Northern Santa Fe Corp.                240,029,281
         295,050   Wisconsin Central Transportation Corp.*            17,776,763
                                                                     257,806,044
Utilities - Telecommunications - 0.5%
         740,000   Cincinnati Bell, Inc.                              21,737,500
           4,800   DDI Corp.**                                        39,004,117
                                                                      60,741,617


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

                          JANUS FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Wholesale - Special Line - 0.8%
       1,100,025   Alco Standard Corp.                          $     97,352,213
Total Common Stock (cost $8,329,367,152)                          10,387,510,523
Preferred Stock - 3.7%
Banking - 0.2%
       1,200,000   ConAgra Capital L.C., 7.2675%
                   Adjustable Rate - Series B                         25,650,000
Computer Software and Services - 3.5%
       2,702,413   SAP A.G.**                                        414,486,408
Total Peferred Stock (cost $254,992,204)                             440,136,408
Corporate Bonds - 0.1%
Packaging and Containers - 0.1%
                  Stone Container Corp.:
$      2,610,000   11.00% senior subordinated notes,
                   due 8/15/99                                         2,668,725
       2,000,000   11.50% senior subordinated notes,
                   due 9/1/99                                          2,050,000
Total Corporate Bonds (cost $4,630,883)                                4,718,725
U.S. Government Agencies - 3.7%
                  Federal Farm Credit Bank
      25,000,000   5.63%, 11/6/95                                     24,980,451
                  Federal Home Loan Bank System
      25,000,000   5.60%, 11/9/95                                     24,968,889
                  Federal Home Loan Mortgage Corp.:
      50,000,000   5.60%, 11/20/95                                    49,852,222
      20,000,000   5.66%, 11/20/95                                    19,940,256
      25,000,000   5.66%, 11/30/95                                    24,886,014
                  Federal National Mortgage Association:
      50,000,000   5.63%, 11/2/95                                     49,992,180
      50,000,000   5.60%, 11/13/95                                    49,906,666
     100,000,000   5.64%, 11/15/95                                    99,780,667
      50,000,000   5.58%, 11/22/95                                    49,837,250
      50,000,000   5.60%, 12/1/95                                     49,766,667
Total U.S. Government Agencies
  (amortized cost $443,911,262)                                      443,911,262
U.S. Government Obligations - 0.8%
                  U.S. Treasury Notes
     100,000,000   4.625%, due 2/15/96 (cost $99,658,053)             99,744,000

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Money Market - 0.3%
$      5,000,000   Janus Government Money Market Fund, 5.85%    $      5,000,000
      30,900,000   Janus Money Market Fund, 5.90%                     30,900,000
Total Money Market (cost $35,900,000)                                 35,900,000
Short-Term Corporate Notes - 5.3%
                  American Express Corp.
      50,000,000   5.65%, 11/8/95                                     49,945,069
                  AT & T Corp.
      25,000,000   5.62%, 11/17/95                                    24,937,556
                  Cargill, Inc.
      50,000,000   5.70%, 11/1/95                                     50,000,000
                  Chevron Oil Finance Co.
      25,000,000   5.70%, 11/3/95                                     24,992,083
                  Coca-Cola Co.
      25,000,000   5.64%, 12/11/95                                    24,843,333
                  Ford Motor Credit Corp.
     133,900,000   5.85%, 11/1/95                                    133,900,000
                  General Electric Capital Corp.
     100,000,000   5.72%, 11/7/95                                     99,904,667
                  Household Finance Corp.:
      50,000,000   5.73%, 11/24/95                                    49,816,958
     100,000,000   5.74%, 11/29/95                                    99,553,556
                  Norwest Corp.
      25,000,000   5.39%, 11/13/95                                    24,955,084
                  Wal-Mart Stores, Inc.
      50,000,000   5.70%, 11/10/95                                    49,928,750
Total Short-Term Corporate Notes
  (amortized cost $632,777,056)                                      632,777,056
Repurchase Agreement - 0.8%
                  State Street Bank & Trust Co., 5.84%,
     100,000,000   dated 10/31/95, maturing 11/1/95, to be
                   repurchased at $100,016,222, Collateralized
                   by $92,795,000 in U.S. Treasury Notes,
                   8.875%, due 2/15/99, value $104,394,375           100,000,000
                   (cost $100,000,000)
Total Investments - 101.5% (total cost $9,901,236,610)            12,144,697,974
Liabilities, net of Cash, Receivables and Other Assets - (1.5%)    (181,728,463)
Net Assets - 100%                                                $11,962,969,511


                       FORWARD FOREIGN CURRENCY CONTRACTS

Open at October 31, 1995

                                                                               Currency              Currency            Unrealized
Fund                          Currency Sold and Settlement Date              Units Sold        Value in $ U.S.           Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund                    Dutch Guilder 12/14/95                        500,000,000        $  317,641,827        $  (15,709,460)
                              French Franc 1/11/96                           46,000,000             9,415,040              (238,897)
                              German Deutschemark 12/14/95                  605,000,000           430,727,609           (19,974,690)
                              Japanese Yen 2/8/96                         1,400,000,000            13,712,893               240,399
                              Japanese Yen 3/14/96                       15,350,000,000           150,359,590             6,318,899
                              Swedish Krona 11/9/95                         300,500,000            45,318,815            (3,110,795)
                              Swedish Krona 1/11/96                         839,448,000           126,003,512            (6,728,833)
                              Swedish Krona 1/25/96                         760,000,000           113,973,786              (204,260)
                                                                                               $1,207,153,072        $  (39,407,637)


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

JANUS BALANCED FUND                            Portfolio Manager, James P. Craig

PERFORMANCE REVIEW

     Janus Balanced Fund had a return of 18.26% for the fiscal year ended October 31, 1995, compared to a return of 26.44% for the S&P 500 Index, and a return of 26.18% for the Lehman Brothers Long Government/Corporate Bond Index. All returns include reinvested dividends.

     The Fund underperformed its benchmark indexes because we misjudged the data points on inflation and pursued a conservative strategy. As a result, we did not participate in much of the capital appreciation in the bond market and missed some of the early gains in stocks. The Fund's fixed-income securities had relatively short maturities of 3-5 years. Yields on shorter maturities remained competitive with long bonds, but the long end of the market appreciated more. Equity performance was also held down by earnings disappointments in Wal-Mart and Crown Cork & Seal.

     On the plus side, we recognized early the potential of business software provider SAP and the effect of the outsourcing boom on EDS (General Motors E) and First Data, which helped performance.

THE PORTFOLIO

     Fixed-Income. As of October 31, the fixed-income portion of the Fund was 48.3% of assets, versus 48.8% at the end of October 1994.

--------------------------------------------------------------------------------
Fixed-Income Holdings              October 31, 1995         October 31, 1994
Cash & Cash Equivalents                   2.8%                     21.2%
Preferred Stock                           3.7%                     20.5%
Convertible Bonds                         1.4%                      0.6%
U.S. Corporate Bonds                     28.7%                      0.3%
Foreign Bonds                             0.8%                      1.0%
Government Bonds                         10.9%                      5.2%
--------------------------------------------------------------------------------

     Investment grade corporate bonds remained the largest segment of the fixed-income portfolio, with 1.6% in high-yield/high-risk (junk) bonds and the remaining 28.5% in investment grade bonds. We increased the percentage of government bonds, of which a modest 3.9% are in 30-year Treasuries. Long-term bonds have a slightly better yield and hold more potential for appreciation. Adjustable rate preferreds have been eliminated.

     Equities. The equity portion of the portfolio was 51.7% of assets at year end, versus 51.2% at year-end 1994. The largest ten positions are 26.1% of assets.

--------------------------------------------------------------------------------
Ten Largest Holdings               October 31, 1995       October 31, 1994
SAP AG                                   3.7%                    --
Prudential Reinsurance                   3.7%                    --
General Motors E                         3.6%                     1.9%
First Data Corp.                         3.0%                     2.5%
Robert Half International                2.8%                    --
Citicorp                                 2.3%                     1.5%
UNUM                                     2.0%                     2.1%
Kellogg Co.                              1.8%                    --
Roche Holdings                           1.6%                    --
Risk Capital Holdings                    1.6%                    --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top Five Industries                     October 31, 1995     October 31, 1994
Computer Software and Services                10.9%                 4.0%
Insurance - Multiline                          5.4%                 1.5%
Insurance - Property and Casualty              3.4%                 0.6%
Financial - Bank Money Center                  3.3%                 2.9%
Food Processing                                3.0%              --
--------------------------------------------------------------------------------

PORTFOLIO THEMES

     Outsourcing. It is now standard business practice to farm out functions such as data processing and computer operations to outside specialists. EDS and First Data Corporation are outsourcers that are benefiting from this trend. First Data's credit card transaction volume is growing by 20% annually. It has also acquired First Financial Management, the largest credit card transaction processor for merchants and now dominates the transaction processing market. EDS currently has $36 billion in data processing contracts and should originate $10 billion in new contracts this year. Robert Half International provides accounting temps.

     Stock Repurchase. Cash flow is strong at many U.S. corporations. Streamlined operations and a focus on more profitable business sectors have produced excess cash. Instead of acquiring less profitable businesses or issuing dividends, Citicorp, defense contractor McDonnell Douglas, and paper manufacturer Champion International are repurchasing shares to add shareholder value.

     Insurance. The industry is restructuring, boosting efficiency, and increasing earnings. We own disability provider UNUM, Alexander and Alexander, a diversified insurance broker, and have added reinsurers Risk Capital and Prudential Reinsurance.

     Banking. Banking has also become more efficient and is focusing on its more profitable operations. Citicorp has a strong credit card business as well as an established presence in many emerging economies. Klamath First Bancorp is a thrift that recently converted to public ownership. Bank of New York is increasing profitability by expanding its securities processing operations.

THE BALANCED STRATEGY

     In the current positive market environment of low interest rates and low inflation, our strategy is to hold our growth stocks, adding positions when we see opportunities and trimming or eliminating companies that hit our price targets. We believe this strategy will continue to provide solid and consistent returns, with less volatility than a pure growth fund.

A NEW PORTFOLIO MANAGER IN 1996.

     We are pleased to announce that Blaine Rollins will take over management of Janus Balanced Fund on January 1, 1996. Blaine is a Chartered Financial Analyst, and has been an analyst at Janus since 1990. He began his career in the fixed-income area, so he is proficient in both sectors of the balanced discipline.

     Thank you for your investment in Janus Balanced Fund.


                   Janus Funds October 31, 1995 Annual Report

JANUS BALANCED FUND                               Portfolio Manager, James Craig

PERFORMANCE OVERVIEW
[line graph]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index and the Lehman Brother Long Government/Corporate Bond Index. Janus Balanced Fund is represented by a solid green line, the S&P 500 Index is represented by a single dashed black line, and the Lehman Brother Long Government/Corporate Bond Index is represented by a double dashed dark gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 1995. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Balanced Fund ($14,885) as compared to the S&P 500 Index ($16,805) and the Lehman Brother Long Government/Corporate Bond Index ($14,573). There is a legend in the upper left quadrant of the graph which indicates Janus Balanced Fund's one-year and since inception (September 1, 1992) average annual total returns as 18.26% and 13.38%, respectively.

Source - Lipper Analytical Services, Inc. 1995. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Fund's portfolio may differ significantly from the securities in the indexes. The indexes are unmanaged.


                      JANUS BALANCED FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Common Stock - 51.7%
Aerospace and Defense - 2.4%
           7,125   Boeing Co.                                   $        467,578
          15,775   McDonnell Douglas Corp.                             1,289,606
          14,425   United Technologies Corp.                           1,280,219
                                                                       3,037,403
Chemicals - 0.6%
          14,200   Hercules, Inc.                                        757,925
Commercial Services - 2.8%
          94,950   Robert Half International, Inc.*                    3,465,675
Computer Software and Services - 7.2%
          12,400   Adobe Systems, Inc.                                   706,800
          56,620   First Data Corp.                                    3,743,998
          95,950   General Motors Corp. - Class E                      4,521,644
                                                                       8,972,442
Electronics - 2.3%
          19,650   Dionex Corp.                                        1,061,100
          29,525   Pittway Corp. - Class A                             1,767,809
                                                                       2,828,909
Electronics - Semiconductors - 0.7%
          13,750   Texas Instruments, Inc.                               938,437
Entertainment - 0.7%
          16,600   Walt Disney Co. (The)                                 956,575
Financial - Bank Commercial - 3.0%
          11,975   First Bank System, Inc.                               595,756
           4,500   First Interstate Bancorp                              580,500
          33,100   NBD Bancorp, Inc.                                   1,257,800
          22,675   Star Banc Corp.                                     1,255,628
                                                                       3,689,684

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Financial - Bank Money Center - 3.3%
          30,000   Bank of New York Co., Inc.                   $      1,260,000
          43,400   Citicorp                                            2,815,575
                                                                       4,075,575
Financial - Savings/Loan/Thrift - 1.5%
         147,625   Klamath First Bancorp, Inc.*                        1,882,219
Food Processing - 3.0%
          21,700   General Mills, Inc.                                 1,245,038
           6,075   Hershey Foods Corp.                                   362,981
          30,275   Kellogg Co.                                         2,187,369
                                                                       3,795,388
Forest Products and Paper - 1.7%
          15,000   Champion International Corp.                          802,500
          15,325   Georgia-Pacific Corp.                               1,264,313
                                                                       2,066,813
Household Products - 0.5%
          13,250   First Brands Corp.                                    606,187
Insurance - Life - 2.0%
          47,600   UNUM Corp.                                          2,504,950
Insurance - Multiline - 5.4%
          42,425   Alexander & Alexander Services, Inc.                  949,259
          46,500   Allmerica Financial Corp.*                          1,168,313
         223,700   Prudential Reinsurance Holdings, Inc.*              4,557,888
                                                                       6,675,460
Insurance - Property and Casualty - 3.4%
           7,325   ACE, Ltd.                                             249,050
           7,875   General Re Corp.                                    1,140,891
          20,800   Progressive Corp.                                     863,200
          90,000   Risk Capital Holdings, Inc.*,+                      1,980,000
                                                                       4,233,141


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

                      JANUS BALANCED FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Leisure Time - 0.2%
           6,250   Coleman Co., Inc.*                           $        214,062
Machine - Diversified - 0.4%
          11,225   AGCO Corp.                                            502,319
Mining - 2.5%
          34,979   Freeport McMoRan, Inc.                              1,307,346
          33,300   Minerals Technologies, Inc.                         1,327,837
           6,812   Potash Corporation of Saskatchewan, Inc.              474,286
                                                                       3,109,469
Packaging and Containers - 0.9%
          32,250   Crown Cork & Seal Co., Inc.*                        1,124,719
Pharmaceuticals - 2.6%
             275   Roche Holding A.G.                                  1,997,139
          24,050   SmithKline Beecham PLC (ADR) - Class A              1,247,594
                                                                       3,244,733
Publishing - Newspaper - 0.5%
          11,275   Reuters Holdings PLC (ADS)                            625,762
Publishing and Printing - 1.5%
          20,000   Wolters Kluwer N.V.**                               1,820,256
Telecommunications - 0.6%
          10,100   MFS Communications Co., Inc.*                         407,787
          15,925   Paging Network, Inc.*                                 366,275
                                                                         774,062
Transportation - Air - 1.2%
           8,050   AMR Corp.*                                            531,300
          15,075   Delta Air Lines, Inc.                                 989,297
                                                                       1,520,597
Transportation-Railroad - 0.8%
          15,000   Union Pacific Corp.                                   980,625
Total Common Stock (cost $56,429,955)                                 64,403,387
Preferred Stock - 3.7%
          30,240   SAP A.G.** (cost $3,260,349)                        4,638,103
Corporate and Convertible Bonds - 30.1%
Aerospace and Defense - 0.7%
$        900,000   Rockwell International Corp., 7.625%
                   notes, due 2/17/98                                    928,125
Auto and Truck - 2.4%
       3,000,000   General Motors Corp., 7.40%
                   debentures, due 9/1/25                              3,063,750
Captive Finance - Auto - 8.1%
      10,000,000   Ford Motor Credit Corp., 6.25%
                   unsubordinated notes, due 2/26/98                  10,037,500

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Captive Finance - Industrial - 1.7%
$      2,000,000   General Electric Capital Corp., 8.00%
                   notes, due 1/15/98                           $      2,080,000
Computers - 8.1%
      10,000,000   IBM Corp., 6.375%,
                   global notes, due 6/15/00                          10,050,000
Financial Services - 2.4%
       3,000,000   Household International Netherlands B.V.,
                   6.00% senior notes, due 3/15/99                     2,973,750
Insurance - Multiline - 2.5%
       2,430,000   International Lease Finance Corp., 7.50%
                   notes, due 3/1/99                                   2,521,125
         600,000   Leucadia National Corp., 5.25%
                   convertible subordinated debentures,
                   due 2/1/03                                            639,000
                                                                       3,160,125
Leisure Time - 0.9%
       3,610,000   Coleman Worldwide Corp., zero coupon
                   convertible liquid yield option notes,
                   due 5/27/13                                         1,060,438
Oil and Gas - Domestic - 0.3%
         310,000   Texas Eastern Transmission Corp., 10.00%
                   sinking fund debentures, due 10/1/11                  328,987
Pharmaceuticals - 2.2%
       2,660,000   American Home Products Corp., 7.70%
                   notes, due 2/15/00                                  2,796,325
Retail - 0.8%
       1,000,000   Ralphs Grocery Co., 11.00%
                   senior subordinated notes, due 6/15/05                971,250
Total Corporate and Convertible Bonds (cost $37,067,170)              37,450,250
Foreign Bonds - 0.8%
       1,000,000   Kingdom of Sweden, 5.50%
                   debentures, due 12/1/95 (cost $1,000,817)             998,750
U.S. Government Obligations - 10.9%
                  U.S. Treasury Notes:
       5,250,000   6.00%, 10/15/99                                     5,291,895
       3,500,000   5.75%, 10/31/00                                     3,490,235
       4,500,000   6.875%, 8/15/25                                     4,829,850
Total U.S. Government Obligations (cost $13,585,671)                  13,611,980
Total Investments - 97.2% (cost $111,343,962)                        121,102,470
Cash, Receivables and Other Assets, net of Liabilities - 2.8%          3,442,465
Net Assets - 100%                                                   $124,544,935

                       FORWARD FOREIGN CURRENCY CONTRACTS

Open at October 31, 1995

                                                                                     Currency           Currency         Unrealized
Fund                               Currency Sold and Settlement Date               Units Sold        Value in $ U.S.     Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Janus Balanced Fund                Dutch Guilder 12/14/95                           2,000,000         $1,270,567         $  (62,838)
                                   German Deutschemark 12/14/95                     5,625,000          4,004,699           (195,788)
                                                                                                      $5,275,266         $ (258,626)


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

JANUS ENTERPRISE FUND                           Portfolio Manager, James P. Goff

PERFORMANCE REVIEW

     Low interest rates and excellent corporate earnings drove the rally in financial assets during the fiscal year ended October 31, 1995. The S&P 500 Index gained 26.44% for the period, while Janus Enterprise Fund appreciated 15.46%. Both returns include reinvested dividends.

     The  Fund's  performance  this  year  reminds  us of a quote  from  Charles
Dickens: "It was the best of times, it was the worst of times." Although the Fund produced solid returns, it under-performed the Index for the first time since inception. Long-term returns remain very strong, however: since it opened in September 1992, Janus Enterprise Fund produced an average annual return of 23.08%, versus 14.43% for the S&P 500 Index.

     The Fund's underperformance this year had several causes. Some we can correct, and some we do not want to correct. Let's start with what we do not want to fix: namely, our investment approach. The portfolio is focused on companies with predictable earnings over the long term. Unfortunately, it is harder to find these companies in the technology sector, which has been red hot for several years. The Fund gave up some performance by not investing more heavily in technology. Earnings of many tech companies were terrific, but they also remained hard to predict. Product cycles, and sometimes corporate cycles, can still be disturbingly short. As Jim Craig has pointed out, most of the exciting technology companies from the early 1980s are not with us anymore.

     We are also not interested in the big financial restructuring stories that have done well this year. These companies tend to offer short-term returns. They may help their bottom line by cutting costs, but unless revenue growth is substantial, the potential for long-term growth is limited.

     We can do something about our stock selection. We took a large position in Exide, a maker of industrial and automotive batteries that has excellent management and was chewing up the competition, here and in Europe. However, an earnings disappointment that was largely due to a record warm winter in the U.S. and Europe knocked Exide's stock down. We do not normally consider the weather a factor in our earnings analysis, but this year it killed us. Exide was responsible for approximately half the difference between our performance and that of the S&P 500 Index. We tried to throw too deep and our timing was bad.

     We trimmed the positions in Exide and APS Holdings, which has also been a lackluster performer this year, but we increased Paging Network after the stock weakened, and it has performed very well. Diverse holdings such as lodging company HFS, British pub chain J.D. Wetherspoon, outsourcer Medaphis, and animal supplies retailer Petco also contributed to performance. This eclectic group is representative of our stock-by-stock investment approach.

PORTFOLIO COMPOSITION

     As of year end, the portfolio was 99% invested in equities, versus 90.7% when the year began, which reflects the many excellent individual ideas we are finding in the current market. Foreign securities accounted for 7.4% of holdings, down from 15.5% at the end of October 1994, and are predominantly in Europe. The ten largest positions were 52.4% of assets.

--------------------------------------------------------------------------------
Ten Largest Holdings                    October 31, 1995    October 31, 1994
Paging Network Inc.                            8.1%               4.6%
HFS, Inc.                                      7.3%               --
R.P. Scherer Corp.                             6.3%               3.5%
Minerals Technologies                          5.0%               2.8%
Insignia Financial Group                       4.7%               4.5%
Medaphis Corp.                                 4.5%               --
APS Holdings Corp.                             4.5%               7.0%
First Data Corp.                               4.4%               --
Exide Corp.                                    3.9%              14.5%
J.D. Wetherspoon                               3.7%               1.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top Five Industries                     October 31, 1995    October 31, 1994
Telecommunications                            11.8%                13.5%
Pharmaceuticals                                9.7%                 5.8%
Retail                                         8.9%                 4.5%
Auto Parts - Replacement                       8.3%                22.7%
Commercial Services                            7.3%                 0.7%
--------------------------------------------------------------------------------

PORTFOLIO THEMES

     Wireless Communications. Paging Network, Arch Communications, and Commnet Cellular are service providers that are experiencing a strong cycle of subscriber growth.

     Pharmaceuticals. Innovations in drug delivery systems make R.P. Scherer and TheraTech very well positioned to supply a robust pharmaceutical industry.

     Retailers. Autozone (auto parts), J.D. Wetherspoon, Lone Star Steakhouse, General Nutrition Centers, and Petco are fast growing companies in specialized markets.

     Niche Manufacturers. Exide and Littelfuse (electrical fuses), APS Holdings (auto parts), Sealed Air (packaging), and Minerals Technology (paper additive) either dominate a niche market or have very competitive market franchises.

     Outsourcing. The most cost-effective means of handling complex operations such as data processing and other computer functions is often through outside specialists. First Data has just acquired competitor First Financial Management, and is now the largest processor of credit card transactions for both banks and merchants. Medaphis handles accounting and billing functions for physicians.

     Financial Services. Consumer loan demand remains strong, and Credit Acceptance (nonstandard auto loans), and World Acceptance (diversified consumer lending) are benefiting. Insignia Financial is the largest manager of real estate and real estate partnerships in the U.S.

PORTFOLIO STRATEGY

     Because the Fund's portfolio is concentrated, performance can sometimes be streaky. We analyze a wide range of ideas to find those that can grow earnings at a high rate for a long period of time, regardless of the economic environment. Finding these companies is a difficult task, but that remains our objective and we are enthusiastic about the prospects of the companies the Fund holds.

     We appreciate your investment in Janus Enterprise Fund.


                   Janus Funds October 31, 1995 Annual Report

JANUS ENTERPRISE FUND                           Portfolio Manager, James P. Goff

PERFORMANCE OVERVIEW
[line graph]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund and the S&P 500 Index. Janus Enterprise Fund is represented by a solid green line and the S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 1995. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Enterprise Fund ($19,304) as compared to the S&P 500 Index ($14,903). There is a legend in the upper left quadrant of the graph which indicates Janus Enterprise Fund's one-year and since inception (September 1, 1992) average annual total returns as 15.46% and 23.08%, respectively.

Source - Lipper Analytical Services, Inc. 1995. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Fund's portfolio may differ significantly from the securities in the indexes. The index is unmanaged.



                     JANUS ENTERPRISE FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Common Stock - 97.4%
Advertising - 0.8%
         198,500   Katz Media Group, Inc.*                      $      3,573,000
Auto Parts-Replacement - 8.3%
       1,000,000   APS Holding Corp. - Class A*,#                     20,500,000
         405,555   Exide Corp.#                                       17,793,726
                                                                      38,293,726
Commercial Services - 7.3%
         270,375   CUC International, Inc.*                            9,361,734
          83,683   Loewen Group, Inc.                                  3,351,245
         650,000   Medaphis Corp.*                                    20,637,500
                                                                      33,350,479
Computer Software and Services - 6.7%
         650,500   Black Box Corp.*                                   10,570,625
         308,050   First Data Corp.                                   20,369,806
                                                                      30,940,431
Financial Services - 2.6%
          88,000   Credit Acceptance Corp.*                            2,068,000
         750,000   World Acceptance Corp.*                             9,750,000
                                                                      11,818,000
Holding Companies - Diversified - 1.1%
         182,012   Kinnevik A.B. - Class B**                           5,051,699
Insurance - Life - 0.9%
         150,000   Protective Life Corp.                               4,275,000
Insurance - Property and Casualty - 2.7%
         300,000   Progressive Corp.                                  12,450,000
Lodging - 7.3%
         550,000   HFS, Inc.*                                         33,687,500
Medical - Hospital Management Services - 1.1%
         198,525   HealthSouth Corp.*                                  5,186,466

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Medical Supplies - 2.3%
          38,125   Gulf South Medical Supply, Inc.*             $        791,094
         271,850   Omnicare, Inc.                                      9,854,563
                                                                      10,645,657
Mining - 5.0%
         572,600   Minerals Technologies, Inc.                        22,832,425
Miscellaneous - Distribution and Wholesaler - 0.9%
          77,500   Cardinal Health, Inc.                               3,981,563
Miscellaneous - Manufacturing - 3.4%
         900,000   Trigen Energy Corp.#                               15,750,000
Packaging and Containers - 1.7%
         299,950   Sealed Air Corp.*                                   7,911,181
Pharmaceuticals - 9.7%
         650,000   R.P. Scherer Corp.*                                28,925,000
          59,250   Teva Pharmaceutical Industries, Ltd. (ADR)          2,325,563
         700,000   TheraTech, Inc.*,#                                 13,125,000
                                                                      44,375,563
Real Estate - 4.7%
         800,000   Insignia Financial Group, Inc. - Class A*,#        21,600,000
Restaurants and Food Services - 6.0%
         116,125   Lone Star Steakhouse & Saloon, Inc.*                4,485,328
         156,700   Papa John's International, Inc.*                    6,032,950
       1,700,000   Wetherspoon (J.D.) PLC**                           17,115,234
                                                                      27,633,512
Retail - Special Line - 8.9%
         355,025   AutoZone, Inc.*                                     8,786,869
         600,000   General Nutrition Companies, Inc.*                 14,925,000
         143,025   Global DirectMail Corp.*                            3,897,431
          58,675   Hollywood Entertainment Corp.*                      1,569,556
         409,175   Petco Animal Supplies, Inc.*,#                     11,456,900
                                                                      40,635,756


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

                     JANUS ENTERPRISE FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Telecommunications - 11.8%
         460,425   Arch Communications Group, Inc.*             $     12,489,028
         181,825   CommNet Cellular, Inc.*                             4,568,353
       1,619,075   Paging Network, Inc.*                              37,238,724
                                                                      54,296,105
Tobacco - 1.8%
         881,000   PT Hanjaya Mandala Sampoerna*                       8,150,221
Transportation-Railroad - 2.4%
         181,925   Wisconsin Central Transportation Corp.*            10,960,981
Total Common Stock (cost $367,877,536)                               447,399,265

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Warrants - 1.6%
         296,050   Littelfuse, Inc. - exp. 12/27/01*            $      7,512,269
                   (cost $4,357,861)
Short Term Corporate Note - 1.8%
                  Household Finance Corp.
$      8,200,000   5.82%, 11/1/95                                      8,200,000
                     (amortized cost $8,200,000)
Total Investments - 100.8% (total cost $380,435,397)                 463,111,534
Liabilities, net of Cash, Receivables and Other Assets - (0.8%)      (3,741,796)
Net Assets - 100%                                                   $459,369,738


                       FORWARD FOREIGN CURRENCY CONTRACTS

Open at October 31, 1995

                                                                                  Currency             Currency          Unrealized
Fund                               Currency Sold and Settlement Date            Units Sold       Value in $ U.S.         Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund              British Pound 1/11/96                          1,923,000          $3,034,494          $    1,731
                                   British Pound 1/24/96                          2,673,600           4,218,139              54,809
                                   British Pound 2/8/96                             281,000             443,165               4,327
                                   Swedish Krona 11/9/95                         10,012,000           1,509,923            (103,645)
                                   Swedish Krona 1/25/96                          5,200,000             779,821             (77,687)
                                   Swedish Krona 2/8/96                           8,365,000           1,253,146            (111,099)
                                                                                                     $11,238,688         $ (231,564)


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

JANUS GROWTH AND INCOME FUND                Portfolio Manager, Thomas F. Marsico

PERFORMANCE REVIEW

     The U.S. financial markets rallied during the fiscal year ended October 31, 1995. The economic environment remains very supportive for growth stocks, with economic growth at moderate levels, and inflation and interest rates low.

     Janus Growth and Income Fund returned 24.20% for the twelve-month period, while the S&P 500 Index gained 26.44%. Both returns include reinvested dividends. The Fund's total return ranked 71st out of 408 funds (top 17%) in the Growth and Income category of Lipper Analytical Services, Inc., the mutual fund rating company.(1)

     Much of the Fund's underperformance for the period occurred in the last two months of 1994. In 1995 (January-October), Janus Growth and Income Fund had a total return of 31.03% versus 29.30% for the S&P 500 Index. Late in 1994, however, some of our positions, such as Motorola, Astra, and Federal National Mortgage Association did not appreciate in line with the market, but instead caught up later in the year. Health care stocks, especially HMOs,
underperformed,   and  we  had  several  earnings   disappointments,   including
home-improvement chain Lowes, packaging manufacturer Crown Cork & Seal, and casino-owner Circus Circus.

     Janus Growth and Income Fund has a relatively aggressive portfolio, with a high proportion of faster-growing technology and telecommunications stocks, such as Texas Instruments, LSI Logic, and Nokia. The Fund also holds dominant multinationals, e.g., Citicorp and SAP, and outsourcers EDS (General Motors E) and First Data. These stocks performed well, as did pharmaceuticals Pfizer and Roche. Our patience with financial stocks early in the year was also rewarded. First Interstate Bancorp and Chemical Banking are now benefiting from consolidating operations internally, through new efficiencies, and externally, through acquisitions.

     Our dividend stocks have also performed. Shell Transport hit fair valuation and was sold, but we still own American Express DECS, which give us a call on First Data common stock, as well as Imperial Oil, Pacific Telesis, Browning Ferris, and Diebold.

PORTFOLIO COMPOSITION

     As of year end, the portfolio was 94% invested in stocks, versus 91.3% when the year began. Our substantial commitment indicates the many individual opportunities we are finding in the current market. The percentage of foreign stocks was unchanged, at 9.2% of assets, and were still mostly European. The ten largest holdings were 33.7% of assets at year end. Stocks in the portfolio numbered 53.
--------------------------------------------------------------------------------
Ten Largest Holdings                    October 31, 1995    October 31, 1994
American Express DECS                          5.2%              5.4%
Sun Microsystems                               5.0%              --
Pfizer                                         3.6%              3.3%
McDonnell Douglas                              3.0%              --
Citicorp                                       3.0%              3.5%
Merrill Lynch                                  2.9%              2.6%
Chemical Banking                               2.9%              --
Amgen                                          2.7%              --
LSI Logic Corp.                                2.7%              --
Federal National Mtg. Assoc                    2.7%              3.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top Five Industries                     October 31, 1995    October 31, 1994
Pharmaceuticals/Biopharmaceuticals            13.2%              4.5%
Electronics - Semiconductors                   8.4%              --
Computers                                      7.6%              6.9%
Financial - Bank Money Center                  5.9%              4.1%
Computer - Software and Services               4.4%              1.1%
--------------------------------------------------------------------------------

PORTFOLIO THEMES

     Multinationals. Large multinational companies have an excellent competitive position in increasingly integrated global markets. Coca-Cola, Pfizer, Citicorp, Merrill Lynch, SAP, and Roche each essentially owns a global franchise because many of their products have brand name recognition internationally.

     Technology. Though technology was selectively trimmed near year end, the sector continues to create powerful new products (Windows 95 and Pentium are two recent examples) with exciting new applications (such as the Internet). Sun Microsystems, a recent addition, is the preferred provider of commercial equipment for the Internet. SAP owns and markets integrated business software, and Texas Instruments is developing a new video display technology for television that has the potential to redefine a technology that is basically unchanged since the 1950s.

     Outsourcing. Outside specialists, especially in computer operations and data processing, are increasingly cost-effective. Data processor EDS (General Motors E) is being spun off by General Motors. First Data has recently acquired competitor First Financial Management, and is now the largest credit card transaction processor for both banks and merchants.

     Pharmaceuticals. In the U.S., Pfizer, Amgen, and Merck, and in Europe, Astra and Roche all have products on the market or in development with enormous international potential. New therapies are being developed for osteoporosis, Alzheimer's, and diabetes.

     Financial Services. Merrill Lynch, Citicorp, and Chemical Banking are all benefiting from more efficient operations and fast-growing international markets. Federal National Mortgage Association has a secure franchise in the domestic mortgage market for low-cost housing.

     Stock Repurchase. Companies that wish to enhance shareholder value are repurchasing stock. Share repurchase often indicates that a company intends to focus on what it does best, i.e., its most profitable operations. Citicorp, Merrill Lynch, Sun Microsystems, PepsiCo, Chemical Banking, and chemical company Hercules have significant stock repurchase programs.

CURRENT STRATEGY

     Janus Growth and Income Fund remains poised to benefit from the excellent climate for growth stocks. We also continue to find opportunities in companies that combine exciting earnings growth with a significant income component.

     Thank you for your investment in Janus Growth and Income Fund.

----------------------------
(1) Lipper Analytical Services, Inc. defines a Growth and Income Fund as one "which combines a growth of earnings orientation and an income requirement for level and/or rising dividends." The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period. Past performance is not predictive of future results.


                   Janus Funds October 31, 1995 Annual Report

JANUS GROWTH AND INCOME FUND                Portfolio Manager, Thomas F. Marsico

PERFORMANCE OVERVIEW
[line graph]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a solid green line and the S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through October 31, 1995. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund ($19,214) as compared to the S&P 500 Index ($17,905). There is a legend in the upper left quadrant of the graph which indicates Janus Growth and Income Fund's one-year and since inception (May 15, 1991) average annual total returns as 24.20% and 15.78%, respectively.

Source - Lipper Analytical Services, Inc. 1995. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged.



                 JANUS GROWTH AND INCOME FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Common Stock - 86.5%
Aerospace and Defense - 3.2%
          17,875   Lockheed Martin Corp.                        $      1,217,734
         215,000   McDonnell Douglas Corp.                            17,576,250
                                                                      18,793,984
Auto Parts-Replacement - 0.5%
          66,750   Exide Corp.                                         2,928,656
Beverages - 4.3%
         200,000   Coca-Cola Co.                                      14,375,000
         200,000   PepsiCo, Inc.                                      10,550,000
                                                                      24,925,000
Biopharmaceuticals - 2.7%
         333,300   Amgen, Inc.*                                       15,998,400
Chemicals - 0.9%
         100,000   Hercules, Inc.                                      5,337,500
Computer Software and Services - 2.1%
          70,400   Intuit, Inc.*                                       5,068,800
          83,950   Netscape Communications Corp.*                      7,387,600
                                                                      12,456,400
Computers - 7.6%
         265,000   Compaq Computer Corp.*                             14,773,750
         375,000   Sun Microsystems, Inc.*                            29,250,000
                                                                      44,023,750
Electronics - 2.9%
         216,375   Altera Corp.*                                      13,090,688
          68,250   Diebold, Inc.                                       3,617,250
                                                                      16,707,938

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Electronics - Semiconductors - 8.4%
         127,500   Etec Systems, Inc.*                          $      1,402,500
         100,000   Intel Corp.                                         6,987,500
         339,375   LSI Logic Corp.*                                   15,993,047
         444,375   National Semiconductor Corp.*                      10,831,641
         200,000   Texas Instruments, Inc.                            13,650,000
                                                                      48,864,688
Entertainment - 2.6%
         258,250   Walt Disney Co. (The)                              14,881,656
Financial - Bank Commercial - 4.6%
         230,450   First Bank System, Inc.                            11,464,888
          70,000   First Interstate Bancorp                            9,030,000
          29,200   Wells Fargo & Co.                                   6,135,650
                                                                      26,630,538
Financial - Bank Money Center - 5.9%
         295,750   Chemical Banking Corp.                             16,820,781
         269,000   Citicorp                                           17,451,375
                                                                      34,272,156
Financial - Security Broker - 2.9%
         307,000   Merrill Lynch and Co., Inc.                        17,038,500
Financial Services - 3.1%
          37,475   Federal Home Loan Mortgage Corp.                    2,595,144
         148,350   Federal National Mortgage Association              15,558,206
                                                                      18,153,350
Forest Products and Paper - 1.4%
          50,000   Champion International Corp.                        2,675,000
          94,775   Willamette Industries, Inc.                         5,496,950
                                                                       8,171,950


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

                 JANUS GROWTH AND INCOME FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Lodging - 2.4%
         225,000   HFS, Inc.*                                   $     13,781,250
Machine - Diversified - 0.7%
         122,900   Harnischfeger Industries, Inc.                      3,871,350
Metals - Diversified - 0.8%
          76,800   Phelps Dodge Corp.                                  4,867,200
Oil and Gas - Domestic - 1.2%
         193,800   Imperial Oil, Ltd.                                  7,073,700
Pharmaceuticals - 10.5%
         261,688   Astra A.B. - Class A                                9,631,476
         266,425   Merck & Co., Inc.                                  15,319,438
         369,050   Pfizer, Inc.                                       21,174,244
           2,100   Roche Holding A.G.**                               15,250,880
                                                                      61,376,038
Restaurants and Food Services - 5.2%
         360,000   Boston Chicken, Inc.*                              12,172,500
         345,000   Lone Star Steakhouse & Saloon, Inc.*               13,325,625
          50,000   McDonald's Corp.                                    2,050,000
          75,000   Papa John's International, Inc.*                    2,887,500
                                                                      30,435,625
Retail - Apparel - 3.3%
         268,900   Fila Holdings S.p.A. (ADR)                         11,596,313
         470,000   Intimate Brands, Inc.*                              7,872,500
                                                                      19,468,813
Retail - Special Line - 0.9%
         195,000   Hollywood Entertainment Corp.*                      5,216,250
Telecommunications - 0.2%
          60,000   Paging Network, Inc.*                               1,380,000
Telecommunications - Equipment - 2.2%
         135,400   U.S. Robotics Corp.*                               12,524,500
Transportation - Air - 4.1%
         200,000   AMR Corp.*                                         13,200,000
          61,000   UAL Corp.*                                         10,728,375
                                                                      23,928,375
Utilities - Telecommunications - 1.9%
         362,350   Pacific Telesis Group                              11,006,380
Total Common Stock (cost $437,268,263)                               504,113,947

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Preferred Stock - 7.5%
Computer Software and Services - 2.3%
          13,000   SAP A.G.**                                   $      1,993,893
         225,000   SAP A.G. (ADR)#,+,**                               11,390,625
                                                                      13,384,518
Financial Services - 5.2%
         552,500   American Express Co. Exchange Notes, 6.25%
                   (Debt Exchangeable for Common Stock)               30,318,438
Total Preferred Stock (cost $30,382,832)                              43,702,956
Corporate and Convertible Bonds - 5.3%
Auto Parts - Original - 1.1%
$      6,500,000   Magna International, Inc., 5.00%
                   convertible subordinated debentures,
                   due 10/15/02                                        6,621,875
Homebuilders - 1.9%
       6,500,000   M.D.C. Holdings, Inc., 11.125%
                   senior notes, due 12/15/03                          6,077,500
       5,000,000   M.D.C. Holdings, Inc., 8.75%
                   convertible subordinated notes,
                   due 12/15/05                                        4,975,000
                                                                      11,052,500
Retail - Apparel - 2.3%
      15,000,000   Sandoz Capital, Ltd., 2.00%
                   bank guaranteed notes, due 10/6/02+                13,275,000
Total Corporate and Convertible Bonds (cost $29,352,663)              30,949,375
Short-Term Corporate Note - 0.5%
       2,800,000   Household Finance Corp.
                   5.82%, 11/1/95                                      2,800,000
                   (amortized cost $2,800,000)
Total Investments - 99.8% (total cost $499,803,758)                  581,566,278
Cash, Receivables and Other Assets, net of Liabilities - 0.2%          1,396,782
Net Assets - 100%                                                   $582,963,060




                       FORWARD FOREIGN CURRENCY CONTRACTS

Open at October 31, 1995

                                                                                         Currency         Currency       Unrealized
Fund                                    Currency Sold and Settlement Date              Units Sold   Value in $ U.S.      Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund            German Deutschemark 11/17/95                    1,560,000       $1,109,058       $  (22,967)
                                        German Deutschemark 4/11/96                     2,400,000        1,718,336          (21,743)
                                        Swiss Franc 11/17/95                            5,076,028        4,478,585         (217,241)
                                        Swiss Franc 11/20/95                            4,449,224        3,926,941         (168,206)
                                        Swiss Franc 2/20/96                             5,256,100        4,685,416         (344,761)
                                        Swiss Franc 4/11/96                             1,000,000          896,057          (17,477)
                                                                                                       $16,814,393       $ (792,395)


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

JANUS MERCURY FUND                          Portfolio Manager, Warren B. Lammert

PERFORMANCE REVIEW

     The sharp decline in interest rates during our fiscal year ended October 31, 1995 is largely responsible for the robust performance of the financial markets. Yield on the benchmark 30-year Treasury Bond has dropped from a high of 8.15% in early November 1994 to 6.33% on October 31, 1995. The S&P 500 Index gained 26.44% for the period and registered new highs along the way. Janus Mercury Fund produced very solid gains as well, up 25.53%. Both returns include reinvested dividends.

     Janus Mercury Fund has the flexibility to invest in a wide range of small and large domestic and overseas stocks. Individual stock picks determine our fate. However, over the last twelve months the broad universe of securities represented in the portfolio proved a slight restraint on performance. Most of the action was in larger U.S. stocks, as detailed in "Our Message to You" on page 1.

     Still, we believe our flexible approach provides better opportunities over the long term. Since its inception in May 1993, Janus Mercury Fund has an average annual total return of 25.73% versus 14.93% for the S&P 500 Index.

     Performance was helped by our attention to interest rate movement earlier in the year. We began the year positioned cautiously, but after the divergence between stock and bond prices was resolved in November 1994, and bond prices began to improve, we invested quickly. We also focused on technology. In 1994 technology was the place to be, but it was merely a warm-up for 1995. We chose very good individual companies, such as SAP, LSI Logic, Analog Devices, and Sun Microsystems, in semiconductors and software. In retrospect, some of our valuation models proved too conservative, which caused us to sell selected holdings early.

     Finally, a diverse group of individual stocks, in particular lodging company HFS, have contributed to performance.

COMPOSITION OF THE PORTFOLIO

     The Fund ended the year 87.4% invested in equities, up from 68.6% when the year began. The current rate of investment is indicative of our continuing
confidence  in  the  U.S.  and  European  markets.   Foreign  holdings  made  up
approximately 22.6% of the portfolio, with 17.4% of assets invested in Europe. The ten largest positions accounted for 27.9% of assets.
--------------------------------------------------------------------------------
Ten Largest Holdings                    October 31, 1995    October 31, 1994
SAP AG                                         4.3%                 4.1%
HFS Inc.                                       3.7%                 --
Crown Cork & Seal                              2.7%                 --
Chase Manhattan                                2.6%                 --
Sun Microsystems                               2.6%                 --
Amgen Inc.                                     2.6%                 --
Analog Devices Inc.                            2.4%                 --
Nokia                                          2.4%                 6.8%
Kinnevik                                       2.3%                 4.5%
First Data Corp.                               2.3%                 --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top Five Industries                     October 31, 1995     October 31, 1994
Computer Software and Services                12.6%                 4.3%
Pharmaceuticals                                6.5%                 8.5%
Telecommunications Equipment                   6.1%                 --
Electronics                                    5.8%                 2.6%
Telecommunications                             4.7%                 6.1%
--------------------------------------------------------------------------------

PORTFOLIO THEMES

     Technology. Semiconductors and computer-related stocks continue to benefit from dramatic advances in the speed and power of new products. Windows 95 and Pentium are but two recent examples. New applications - such as the Internet - have also exploded. Sun Microsystems is the preferred product provider for the Internet. Semiconductor manufacturers LSI Logic and Analog Devices, and software developers Altera, Macromedia, and PeopleSoft have new products and applications that are used in everything from large commercial networks to video games. SAP remains the dominant provider of client-server business software.

     Telecommunications. Advances in technology have expanded global demand exponentially. Telecom companies can be divided into equipment manufacturers and service providers. Nokia makes cellular phones and equipment. U.S. Robotics and Ascend Communications supply high-speed communications products that facilitate access to outside networks, such as the Internet. Service companies include Paging Network, AirTouch, and Arch Communications in the U.S., and Millicom and Swedish conglomerate Kinnevik in Europe. Kinnevik, which has underperformed this year, intends to divide into four divisions. Like many conglomerates, Kinnevik's parts are worth more than the whole.

     Pharmaceutical Companies. The pipelines of drug manufacturers contain products with enormous global applications. During the last half of the year we sold our European holdings, Astra and Roche, as they approached full valuation, and increased U.S. holdings in Amgen, Pfizer, Warner-Lambert, and Eli Lilly.

     Financial Services. Financial stocks are not only benefiting from low interest rates but are increasing productivity, streamlining operations, and focusing on their more profitable business operations. Their discipline has improved the quality of earnings substantially. Chase Manhattan and First Interstate are participating in the current round of consolidation in the banking industry. Citicorp, Merrill Lynch, and Chase are also buying back stock in significant quantities.

GOING FORWARD

     The prevailing environment for stocks remains extremely positive. Economic growth is moderate, inflation is tame, and interest rates have continued lower. Given the current low level of interest rates, stock market valuations appear reasonable and we are finding many good individual opportunities.

     Thank your for your investment in Janus Mercury Fund.


                   Janus Funds October 31, 1995 Annual Report

JANUS MERCURY FUND                          Portfolio Manager, Warren B. Lammert

PERFORMANCE OVERVIEW
[line graph]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund and the S&P 500 Index. Janus Mercury Fund is represented by a solid green line and the S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 1995. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Mercury Fund ($17,724) as compared to the S&P 500 Index
($14,153). There is a legend in the upper left quadrant of the graph which indicates Janus Mercury Fund's one-year and since inception (May 3, 1993) average annual total returns as 25.53% and 25.73%, respectively.

Source - Lipper Analytical Services, Inc. 1995. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged.


                       JANUS MERCURY FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Common Stock - 83.2%
Auto Parts - Replacement - 0.2%
         149,325   APS Holding Corp. - Class A*                 $      3,061,162
Biopharmaceuticals - 2.6%
         814,600   Amgen, Inc.*                                       39,100,800
Broadcasting, Radio and Television - 0.4%
         260,100   Central European Media Enterprises, Ltd.#           5,982,300
Chemicals - 0.4%
          40,250   IMC Global, Inc.                                    2,817,500
         226,250   Schulman (A.), Inc.                                 4,242,188
                                                                       7,059,688
Commercial Services - 1.4%
         373,075   CUC International, Inc.*                           12,917,722
         109,675   Olsten Corp.                                        4,222,488
         104,917   Securitas A.B. - Class B**                          4,067,225
                                                                      21,207,435
Computer Software and Services - 8.5%
         161,500   Broderbund Software, Inc.                          11,204,062
         244,925   CIBER, Inc.*,#                                      5,235,272
         336,775   Computer Associates International, Inc.            18,522,625
          47,125   Computer Horizons Corp.*                            1,225,250
         522,900   First Data Corp.                                   34,576,762
         154,675   General Motors Corp. - Class E                      7,289,059
         204,275   Keane, Inc.*                                        5,515,425
             344   NTT Data Communications Systems Corp.**             8,632,033
         296,600   PeopleSoft, Inc.*                                  25,507,600
         305,200   Platinum Software Corp.*                            2,021,950
         241,500   Softkey International, Inc.*                        7,607,250
         123,850   Systemsoft Corp.*                                   1,780,344
                                                                     129,117,632

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Computers - 3.3%
          30,000   Boca Research, Inc.*                         $        757,500
         399,750   Comverse Technology, Inc.*                          9,094,313
         513,350   Sun Microsystems, Inc.*                            40,041,300
                                                                      49,893,113
Electronics - 5.8%
         221,625   Altera Corp.*                                      13,408,313
         128,125   ITI Technologies, Inc.*                             3,235,156
         360,050   Itron, Inc.*                                       10,441,450
          89,000   Kyocera Corp.*,**                                   7,310,527
         507,050   Macromedia, Inc.*                                  18,760,850
         166,325   Nokia Corp. (ADR) - Class A**                       9,272,619
         346,550   Pittway Corp. - Class A                            20,749,681
          73,200   StrataCom, Inc.*                                    4,501,800
                                                                      87,680,396
Electronics - Semiconductors - 4.2%
       1,003,325   Analog Devices, Inc.*                              36,245,134
         115,475   Cyrix Corp.*                                        3,695,200
         417,850   LSI Logic Corp.*                                   19,691,181
         202,675   VLSI Technology, Inc.*                              4,762,862
                                                                      64,394,377
Engineering and Construction - 1.1%
          26,057   Metra Oy - A**                                      1,142,178
         363,013   Metra Oy - B**                                     15,741,143
                                                                      16,883,321
Entertainment - 0.4%
         285,971   Thorn EMI PLC**                                     6,657,623
Environmental Control - 0.2%
          71,600   United Waste Systems, Inc.*                         2,828,200


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

                       JANUS MERCURY FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Financial - Bank Commercial - 1.9%
         168,350   Banco Industrial Colombiano (ADR)            $      2,293,769
         203,625   First Interstate Bancorp                           26,267,625
                                                                      28,561,394
Financial - Bank Money Center - 3.6%
         705,875   Chase Manhattan Corp.                              40,234,875
         215,925   Citicorp                                           14,008,134
                                                                      54,243,009
Financial - Security Broker - 0.7%
         198,750   Merrill Lynch and Co., Inc.                        11,030,625
Financial Services - 0.5%
       1,962,375   Grupo Financiero Inbursa S.A. - Class C*            5,364,566
         124,675   North American Mortage Co.                          2,571,422
                                                                       7,935,988
Food Processing - 2.2%
         257,585   Cultor OY - Series I**                             10,562,484
         269,469   Cultor OY - Series II**                            11,176,807
         388,083   Huhtamaki Group - Series I**                       11,523,686
                                                                      33,262,977
Forest Products and Paper - 4.4%
         436,150   Bowater, Inc.                                      19,299,638
         757,875   James River Corp.                                  24,346,734
         207,044   Mo Och Domsjo A.B.**                               10,555,980
          39,180   Munksjo A.B.**                                        283,678
       9,398,171   Rottneros Bruks A.B.*,#,**                         12,475,135
                                                                      66,961,165
Furniture and Home Appliances - 0.6%
         152,175   Industrie Natuzzi S.p.A. (ADR)                      6,087,000
         145,450   Singer Company N.V. (The)                           3,418,075
                                                                       9,505,075
Holding Company - Diversified - 2.3%
       1,269,344   Kinnevik A.B. - Class B**                          35,230,306
Insurance - Life - 2.8%
         234,450   Healthsource, Inc.*                                12,425,850
         582,375   UNUM Corp.                                         30,647,484
                                                                      43,073,334
Insurance - Property and Casualty - 0.3%
          95,625   Progressive Corp.                                   3,968,438
Iron and Steel - 0.2%
         281,552   SSAB Svenskt Stal A.B. - Class A**                  2,824,226
Leisure Time - 0.4%
         178,000   Coleman Co., Inc.*                                  6,096,500
Lodging - 3.9%
         926,375   HFS, Inc.*                                         56,740,469
         123,325   La Quinta Inns, Inc.                                3,175,619
                                                                      59,916,088
Machine - Diversified - 1.4%
         422,350   American Standard Companies, Inc.*                 11,297,863
          66,762   IRO A.B.+,**                                          815,706
          25,509   Sidel S.A.**                                        8,876,241
                                                                      20,989,810
Medical - Hospital Management Services - 1.5%
          25,000   Laser Vision Centers, Inc.*                           378,125
         301,725   PacifiCare Health Systems, Inc. - Class B*         21,950,494
                                                                      22,328,619

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Medical Supplies - 2.3%
          86,000   Corvita Corp.*                               $        688,000
         130,075   I-Stat Corp.*                                       4,032,325
         215,850   Nellcor Puritan Bennett, Inc.*                     12,411,375
          64,550   ResMed, Inc.*                                         968,250
         333,150   Sofamor Danek Group, Inc.*                          8,162,175
         249,650   STERIS Corp.*                                       8,425,688
                                                                      34,687,813
Metals - Diversified - 0.3%
          77,700   Phelps Dodge Corp.                                  4,924,237
Mining - 1.9%
         222,754   Freeport McMoRan, Inc.                              8,325,437
         294,705   Potash Corporation of Saskatchewan, Inc.           20,518,836
                                                                      28,844,273
Miscellaneous - Distribution and Wholesale - 0.2%
         119,156   Brightpoint, Inc.                                   2,263,969
          71,350   Grupo Casa Autrey, S.A. de C.V. (ADR)                 909,713
                                                                       3,173,682
Miscellaneous - Manufacturing - 0.1%
         116,517   Assa-Abloy A.B. - Class B*,**                         773,323
Packaging and Containers - 2.7%
       1,179,650   Crown Cork & Seal Co., Inc.*                       41,140,294
Pharmaceuticals - 6.5%
         289,300   Biochem Pharma, Inc.*                              11,065,725
         210,675   Lilly (Eli) and Co.*                               20,356,472
         461,350   Pfizer, Inc.                                       26,469,956
         576,653   SmithKline Beecham PLC - Class A**                  6,019,797
         405,500   Warner-Lambert Co.                                 34,518,188
                                                                      98,430,138
Publishing - Newspaper - 0.1%
          25,900   Reuters Holdings PLC (ADS)                          1,437,450
Publishing and Printing - 1.1%
         816,950   News Corp., Ltd. (ADR)                             16,236,881
Real Estate Investment Trust - 0.1%
         171,075   Sunstone Hotel Investors, Inc.                      1,539,675
Restaurants and Food Service - 0.1%
          81,901   Wetherspoon (J.D.) PLC**                              824,561
Telecommunications - 4.7%
         147,848   Arch Communications Group, Inc.*                    4,010,396
         156,650   CommNet Cellular, Inc.*                             3,935,831
         123,284   Korea Mobile Telecommunications, Inc.*,+            4,530,687
         294,575   Millicom International Cellular S.A.*               9,720,975
         545,090   Nordictel Holdings A.B.*,**                         6,166,642
       1,044,800   Paging Network, Inc.*                              24,030,400
       2,329,992   Telecom Italia S.p.A.*                              3,578,516
         391,350   Telecomunicacoes Brasileiras S.A. (ADR)            15,654,000
                                                                      71,627,447
Telecommunications Equipment - 6.1%
         125,000   Applied Digital Access, Inc.*                       1,500,000
         188,500   Ascend Communications, Inc.*                       12,252,500
         628,632   Nokia A.B. - Class A**                             35,999,711
         194,650   PictureTel Corp.*                                  12,846,900
         329,975   U.S. Robotics Corp.*                               30,522,688
                                                                      93,121,799
Tobacco - 0.9%
       1,482,000   PT Hanjaya Mandala Sampoerna*                      13,710,132


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

                       JANUS MERCURY FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Utilities - Telecommunications - 0.7%
       2,329,992   Telecom Italia Mobile S.p.A.*                $      3,928,748
         169,800   Telephone and Data Systems, Inc.                    6,792,000
                                                                      10,720,748
Wine and Spirits - 0.2%
          69,075   Canandaigua Wine Co., Inc. - Class A*               3,315,600
Total Common Stock (cost $1,143,929,907)                           1,264,301,654
Preferred Stock - 4.2%
Computer Software and Services - 4.1%
         414,379   SAP A.G.**                                         63,555,967
Retail - Special Line - 0.1%
           4,121   Moebel Walther A.G.**                               1,902,045
Total Preferred Stock (cost $43,706,567)                              65,458,012
U.S. Government Agencies - 1.6%
$     10,000,000   Federal Home Loan Bank System
                   5.63%, 11/21/95                                     9,968,722
      15,000,000   Federal National Mortgage Association
                   5.67%, 11/10/95                                    14,978,738
Total U.S. Government Agencies (amortized cost $24,947,460)           24,947,460

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Money Market - 2.3%
$      5,000,000   Janus Government Money Market Fund, 5.85%    $      5,000,000
      29,700,000   Janus Money Market Fund, 5.90%                     29,700,000
Total Money Market (cost $34,700,000)                                 34,700,000
Short-Term Corporate Notes - 6.5%
      73,700,000   General Electric Capital Corp.
                   5.83%, 11/1/95                                     73,700,000
      25,000,000   Household Finance Corp.
                   5.72%, 11/10/95                                    24,964,250
Total Short-Term Corporate Notes
 (amortized cost $98,664,250)                                         98,664,250
Total Investments - 97.8% (total cost $1,345,948,184)              1,488,071,376
Cash, Receivables and Other Assets, net of Liabilities - 2.2%         32,697,050
Net Assets - 100%                                                 $1,520,768,426


                       FORWARD FOREIGN CURRENCY CONTRACTS

Open at October 31, 1995

                                                                                   Currency            Currency          Unrealized
Fund                          Currency Sold and Settlement Date                  Units Sold      Value in $ U.S.         Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund            British Pound 3/28/96                               7,248,000       $  11,417,774       $     (38,414)
                              Finnish Markka 1/11/96                            114,057,000          26,921,189            (383,962)
                              Finnish Markka 1/25/96                             67,900,000          16,030,787            (240,089)
                              Finnish Markka 2/8/96                              59,520,000          14,054,973              36,937
                              Finnish Markka 2/12/96                             99,947,000          23,602,465              17,291
                              Finnish Markka 3/28/96                             35,992,000           8,503,922            (201,269)
                              French Franc 3/28/96                               30,648,000           6,266,075             (31,104)
                              German Deutschemark 12/14/95                       27,500,000          19,578,528             (23,451)
                              German Deutschemark 1/11/96                         4,483,000           3,196,207              40,850
                              German Deutschemark 2/8/96                          7,292,000           5,205,968              16,405
                              German Deutschemark 2/12/96                         9,630,000           6,876,607              20,933
                              German Deutschemark 3/28/96                        34,385,000          24,602,891          (1,250,349)
                              Japanese Yen 2/8/96                               375,000,000           3,673,096              54,908
                              Japanese Yen 3/14/96                            1,315,000,000          12,880,968             622,199
                              Swedish Krona 11/9/95                              90,972,000          13,719,612            (941,748)
                              Swedish Krona 11/21/95                             90,000,000          13,558,301          (1,050,031)
                              Swedish Krona 1/11/96                             160,665,000          24,116,269          (2,367,000)
                                                                                                   $234,205,632         $(5,717,894)


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

JANUS OVERSEAS FUND                         Portfolio Manager, Helen Young Hayes

PERFORMANCE REVIEW

     Most overseas markets lagged the U.S. during the last twelve months. Janus Overseas Fund performed well, gaining 11.78% during the fiscal year ended October 31, 1995, versus a loss of 0.37% for the Morgan Stanley EAFE Index. (EAFE stands for Europe, Australasia and the Far East.) Both returns are with net dividends reinvested.(1)

     For the twelve-month period, the Fund's total return ranked second out of 233 international funds tracked by Lipper Analytical Services, Inc., a mutual fund rating company.(2)

     Ideas That Worked. Good individual stock selection was the primary reason Janus Overseas Fund bested the EAFE Index. Several European markets registered new highs, but the Fund's European growth stocks outperformed the local markets. Diverse names such as J.D. Wetherspoon (British pubs), Fielmann and Matahari Putra Prima (German and Indonesian retailers), Elkjsp (Norwegian electronics), and ASM Lithography (Dutch semiconductors) were among companies that enjoyed excellent price moves. In the U.S., HFS (lodging) also gained more than the broad market.

     We Might Have Done Better. Swedish conglomerate Kinnevik, one of our largest holdings, did not have a good year. Softness in the Scandinavian television market and one-time writedowns made for disappointing earnings. But Kinnevik is moving to increase shareholder value. It intends to break the company into four divisions. Like many conglomerates, Kinnevik's parts are worth more than its whole. Currency hedging, although moderate, also constrained performance early in the year when the dollar declined to historic lows against the Japanese yen and German mark. Finally, Olivetti was sold after it announced a stock offering that would have diluted earnings.

PORTFOLIO COMPOSITION

     The Fund was approximately 83% invested in equities at the end of October, with 47.6% of assets invested in Europe and 26.1% in the Pacific Rim. The investment in Japan was increased during the final quarter, when the dollar bottomed out definitively against the yen and the Japanese economy showed signs of acceleration. The five countries where we have the largest investments totaled 52.0% of assets. The ten largest holdings made up 22% of assets.

--------------------------------------------------------------------------------
Ten Largest Holdings                    October 31, 1995    October 31, 1994
SAP AG                                         3.0%                 --
Kinnevik                                       2.6%                 5.4%
Roche Holdings                                 2.3%                 --
Ciba-Geigy                                     2.1%                 --
NTT Data                                       2.1%                 --
Securitas                                      2.1%                 --
PT Hanjaya Mandala Sampoerna                   2.0%                 --
Astra                                          2.0%                 5.0%
Getronics                                      1.9%                 --
Hitachi                                        1.9%                 --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top Five Industries                     October 31, 1995    October 31, 1994
Pharmaceuticals                                9.1%                14.9%
Computer Software and Services                 8.2%                 --
Commercial Services                            5.2%                 --
Holding Companies - Diversified                4.5%                 5.4%
Telecommunications                             4.1%                24.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top Five Countries                      October 31, 1995    October 31, 1994
Japan                                         17.7%                 4.5%
Sweden                                        14.3%                22.1%
Germany                                        9.1%                 6.6%
Switzerland                                    6.9%                 --
United States(3)                               5.1%                 2.7%
--------------------------------------------------------------------------------

PORTFOLIO THEMES

     Telecommunications. Inexpensive cellular products and services have created an extremely powerful demand cycle globally, but in some areas, such as Japan, where we own DDI, an independent Japanese long-distance provider, the cycle is still in its early stages. In Europe, Kinnevik and cellular manufacturer Nokia have strong competitive positions. Other formidable competitors include Millicom in the emerging markets of Asia and Latin America, and Telecommunicacoes Brazil and Korea Mobile Telecom in their respective regions.

     Multinational Pharmaceuticals. A number of drug companies have products with enormous potential. In Europe, Astra, Roche, Ciba-Geigy, and Sandoz all are either marketing or developing products that have changed or will change the treatment of many widespread diseases. Two of the most exciting are Astra's Losec, which is the best-selling ulcer treatment in Europe, and Sandoz's new treatment for Alzheimer's, which is in development.

     Technology-Related. Technology continues to create new and powerful applications for computers and telecommunications. SAP has a fully integrated business software applications package that ties together accounting, human resources, logistics, and manufacturing. Getronics, Frontec, and JBA Holdings are software consulting firms that fill an exploding demand for custom networks and systems. ASM Lithography and Rohm manufacture semiconductors and other electronic components.

     Outsourcing. When it comes to complex operations, especially in computers and data processing, it is often more cost-effective to use outside specialists. In Japan, DDI and NTT Data Communication Systems manage information and process data. In Sweden, Securitas provides security personnel.

INTERNATIONAL STRATEGY

     Janus Overseas Fund invests in individual companies with good earnings prospects that sell in the market at a discount to their growth potential. We continue to find many such opportunities in markets worldwide.

     Thank you for your investment in Janus Overseas Fund.

-------------------------
(1) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.
(2) An International Fund is defined by Lipper Analytical Services as one "which invests its assets in securities whose primary trading markets are outside the United States." This ranking is based on total return, including reinvestment of dividends and capital gains for the stated period. Past performance is not predictive of future results.
(3)  Not including short-term securities.


                   Janus Funds October 31, 1995 Annual Report

JANUS OVERSEAS FUND                         Portfolio Manager, Helen Young Hayes

PERFORMANCE OVERVIEW
[line graph]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the MSCI EAFE Index. Janus Overseas Fund is represented by a solid green line and the MSCI EAFE Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through October 31, 1995. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Overseas Fund ($11,580) as compared to the MSCI EAFE Index ($10,350). There is a legend in the upper left quadrant of the graph which indicates Janus Overseas Fund's one-year and since inception (May 2, 1994) average annual total returns as 11.78% and 10.27%, respectively.

Source - Lipper Analytical Services, Inc. 1995. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged.



                      JANUS OVERSEAS FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Common Stock - 78.0%
Aerospace and Defense - 0.7%
         100,000   Mitsubishi Heavy Industries, Ltd.**          $        773,378
Agriculture - 0.8%
         645,000   PT Sekar Bumi*                                        852,423
Auto and Truck - 2.4%
          27,900   Bajaj Auto, Ltd. (GDR)*,+                             753,300
           5,947   Volkswagen A.G.**                                   1,872,821
                                                                       2,626,121
Brewery - 0.9%
       2,197,000   CIA Cervejaria Brahma                                 838,672
          13,675   Erciyas Biracilik Ve Malt Sanayii (GDR)*,+            173,303
                                                                       1,011,975
Broadcasting, Radio and Television - 1.2%
           1,925   Bell Cablemedia PLC (ADR)*                             28,634
          34,219   Central European Media Enterprises, Ltd.              787,037
           1,575   Grupo Televisa S.A. de C.V.(GDR)                       26,972
           4,500   NYNEX CableComms Group, Inc. (ADR)*                    90,563
          12,725   Scandinavian Broadcasting System S.A.*                305,400
           2,250   TeleWest PLC (ADR)*                                    62,438
                                                                       1,301,044
Building Materials - 0.3%
         133,000   PT Semen Cibinong                                     348,612
Chemicals - 0.1%
           6,614   Reliance Industries (GDS)*                            103,311
Closed End Funds - 0.1%
          11,900   NIS Regional Fund*,+                                   74,970

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Commercial Services - 5.2%
           8,898   Grand Optical Photoservice**                 $        953,657
          58,877   Securitas A.B. - Class B**                          2,282,433
          42,426   Sysdeco Group A.S.*                                   946,887
          42,623   WM-Data A.B. - Class B**                            1,568,748
                                                                       5,751,725
Computer Software and Services - 5.2%
          45,047   Getronics N.V.                                      2,149,854
         207,986   JBA Holdings PLC**                                  1,268,866
              93   NTT Data Communications Systems Corp.**             2,333,660
                                                                       5,752,380
Computers - 1.7%
          54,236   Frontec A.B. - Class B*,**                          1,308,961
          12,000   Tokyo Electron, Ltd.**                                522,251
                                                                       1,831,212
Electrical Equipment - 1.9%
         203,000   Hitachi, Ltd.**                                     2,089,296
Electronics - 3.3%
          19,000   Kyocera Corp.*,**                                   1,560,674
           6,000   Martin Gruppen*                                       322,929
           4,300   Nokia Corp. (ADR) - Class A                           239,725
          10,600   Sony Corp.**                                          477,946
          96,000   Victor Co. of Japan, Ltd.*,**                       1,025,681
                                                                       3,626,955
Electronics - Semiconductors - 1.4%
          26,000   Rohm Co.**                                          1,582,631
Engineering and Construction - 0.8%
             634   Metra Oy - A**                                         27,791
          18,208   Metra Oy - B**                                        789,544
          62,000   New World Infrastructure, Ltd.*,+                     109,070
                                                                         926,405


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

                      JANUS OVERSEAS FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Entertainment - 0.9%
          42,209   Thorn EMI PLC**                              $        982,658
Financial - Bank Commercial - 3.6%
          25,000   Dai-Ichi Kangyo Bank, Ltd.**                          423,936
          49,142   Fokus Bank A.S.+                                      260,386
          95,600   HSBC Holdings PLC                                   1,391,188
          41,000   Mitsui Trust and Banking Co., Ltd.*,**                328,739
          31,485   Nordbanken A.B.*,**                                   470,173
          44,000   Sakura Bank, Ltd.**                                   426,975
          22,000   Sanwa Bank, Ltd.**                                    375,221
          43,100   Thai Farmers Bank, Ltd.                               356,312
                                                                       4,032,930
Financial - Bank Money Center - 0.3%
          31,000   Sumitomo Trust and Banking Co., Ltd.*,**              358,557
Financial - Savings/Loan/Thrift - 0.1%
          15,044   Sparbanken Sverige A.B. - Class A**                   158,848
Food Processing - 1.4%
          39,429   Huhtamaki Group - Series I**                        1,170,800
           5,068   Nutricia Vereenigde Bedrijven N.V.                    393,478
                                                                       1,564,278
Forest Production and Paper - 0.2%
         175,179   Rottneros Bruks A.B.*,**                              232,533
Holding Companies - Diversified - 4.5%
          28,949   C.G. Smith, Ltd.                                      188,548
         510,000   First Pacific Co.                                     587,132
         119,475   Grupo Carso S.A. de C.V. - Series A1*                 636,297
         101,000   Hutchison Whampoa, Ltd.                               556,553
         106,091   Kinnevik - Class B**                                2,944,527
           5,700   Malbak, Ltd.+(GDR)                                     37,050
          59,000   Universal Robina Corp.                                 24,413
                                                                       4,974,520
Household Products - 0.4%
          12,000   Amway Japan, Ltd.**                                   458,734
Iron and Steel - 0.1%
          12,144   SSAB Svenskt Stal A.B. - Class A**                    121,816
Leisure Time - 0.2%
          78,700   Tabcorp Holdings, Ltd.*                               218,314
Lodging - 2.3%
           8,774   Accor S.A.**                                        1,044,652
          23,600   Hospitality Franchise Systems, Inc.*                1,445,500
                                                                       2,490,152
Machine - Diversified - 1.4%
          31,900   ASM Lithography Holding N.V.*                       1,572,962
Medical Supplies - 2.6%
          39,700   De Rigo S.p.A. (ADR)*                                 818,813
          44,667   Elekta Instrument A.B.*,**                          1,852,843
           3,078   Getinge Industrier A.B. - Class B**                   131,394
           4,134   Scandinavian Mobility International*,+                 98,383
                                                                       2,901,433
Metals - Diversified - 0.9%
          38,126   Hoganas A.B. - Class B**                            1,029,422
Mining - 1.5%
          21,950   Petroleum Geo - Services A/S (ADR)*                   425,281
          18,549   SGL Carbon A.G.*,+,**                               1,215,702
                                                                       1,640,983
Miscellaneous - Distribution and Wholesale - 0%
             325   Amway Asia Pacific, Ltd.                               10,644

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Miscellaneous - Manufacturing - 2.0%
         108,729   Assa-Abloy A.B. - Class B*,**                $        721,635
           8,902   Barco N.V.                                          1,002,748
           9,157   Orkla A/S - Class A                                   473,435
                                                                       2,197,818
Office and Business Equipment- 2.6%
         118,000   Canon, Inc.**                                       2,024,113
          14,613   Oce-Van Der Grinten N.V.                              838,178
                                                                       2,862,291
Pharmaceuticals - 9.1%
          59,341   Astra A.B. - Class A**                              2,184,057
           2,769   Ciba-Geigy Corp. A.G.**                             2,388,750
             355   Roche Holding A.G.**                                2,578,125
           2,239   Sandoz A.G. - Class R**                             1,862,548
          23,000   Sankyo Co., Ltd.**                                    507,253
          24,000   Yamanouchi Pharmaceutical Co., Ltd.*,**               536,365
                                                                      10,057,098
Publishing and Printing - 1.2%
         118,219   News Corp., Ltd.                                      594,783
          39,400   News Corp., Ltd. (ADR)                                783,075
                                                                       1,377,858
Real Estate - 1.3%
       1,218,000   Henderson Investment, Ltd.                            992,575
          39,000   Mitsui Fudosan Co.*,**                                447,265
                                                                       1,439,840
Restaurants and Food Service - 1.1%
         118,712   Wetherspoon (J.D.) PLC**                            1,195,167
Retail - Department Stores - 1.0%
         532,000   PT Matahari Putra Prima                             1,113,216
Retail - General Merchandise - 0.2%
          17,000   Pao De Acucar S.A.+                                   178,500
Retail - Grocery - 0.4%
           9,000   Ito-Yokado Co., Ltd.**                                493,139
Retail - Specialty Line - 1.5%
          26,131   Elkjop Norge A.S.                                     671,317
           3,170   Interdiscount Holding, Ltd.*,**                       362,764
           7,535   OMV A.G.*                                             650,487
                                                                       1,684,568
Telecommunications - 4.1%
          15,087   Korea Mobile Telecommunications, Inc.*,+              554,447
          60,500   Millicom International Cellular S.A.*               1,996,500
          49,300   Paging Network, Inc.*                               1,133,900
          21,828   Telecomunicacoes Brasileiras S.A.                     873,120
           2,250   Videotron Holdings PLC (ADR)*                          29,672
                                                                       4,587,639
Telecommunications Equipment - 0.8%
          15,958   Nokia A.B. - Class A**                                913,863
Tobacco - 2.0%
         238,000   PT Hanjaya Mandala Sampoerna*                       2,201,762
Utilities - Electric - 0.9%
          19,975   Cemig S.A. (ADR)*                                     434,456
         286,786   Consolidated Electric Power Asia, Ltd.                580,561
                                                                       1,015,017
Utilities - Telecommunications - 2.1%
             222   DDI Corp.**                                         1,803,940
          67,216   Telecom Italia Mobile S.p.A.*                         113,337
          22,793   Telefonica De Espana S.A.**                           287,833
           2,800   Telefonica De Espana S.A. (ADR)                       105,350
                                                                       2,310,460


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Wholesale - Special Line - 1.3%
           2,905   Gehe A.G.**                                  $      1,425,374
Total Common Stock (cost $77,915,836)                                 86,454,832
Preferred Stock - 5.0%
Computer Software and Services - 3.0%
          21,915   SAP A.G.**                                          3,361,244
Financial - Bank Commercial - 0%
         384,000   Banco Bradesco S.A.                                     3,595
Medical - Supplies - 0.2%
             238   Fresenius A.G.**                                      190,123
Publishing and Printing - 0.1%
          31,239   News Corp., Ltd.                                      142,450
Retail - Special Line - 1.4%
          27,816   Fielmann A.G.*,**                                   1,530,739
Telecommunications - 0%
           5,000   Telecomunicacoes Brasileiras S.A.                         203
Utilities - Electric - 0.3%
       1,201,000   Centrais Electricas Brasileiras S.A. - Class B        342,286
Total Preferred Stock (cost $4,233,081)                                5,570,640
U.S. Government Agencies - 7.2%
                  Federal Home Loan Bank System:
$      4,000,000   5.64%, 11/8/95                                      3,995,613
       1,000,000   5.62%, 11/10/95                                       998,595
                  Federal National Mortgage Association:
       3,000,000   5.64%, 11/15/95                                     2,993,420
Total U.S. Government Agencies (amortized cost $7,987,628)             7,987,628
Short-Term Corporate Note - 4.4%
                  Ford Motor Credit Corp.
       4,900,000   5.85%, 11/1/95                                      4,900,000
                   (amortized cost $4,900,000)
Total Investments - 94.6% (total cost $95,036,545)                   104,913,100
Cash, Receivables and Other Assets, net of Liabilities - 5.4%          5,953,320
Net Assets - 100%                                                   $110,866,420


                       SUMMARY OF INVESTMENTS BY COUNTRY
                                October 31, 1995

Country                       % of Investment Securities            Market Value
-------                       --------------------------            ------------
Austria                                   0.6%                      $    650,487
Australia                                 1.7%                         1,738,622
Belgium                                   1.0%                         1,002,748
Brazil                                    2.6%                         2,733,270
Denmark                                   0.4%                           421,312
Finland                                   3.0%                         3,141,723
France                                    1.9%                         1,998,309
Germany                                   9.1%                         9,596,004
Hong Kong                                 4.0%                         4,217,079
India                                     0.8%                           856,611
Indonesia                                 4.3%                         4,516,013
Italy                                     0.9%                           932,150
Japan                                    17.7%                        18,560,397
Korea                                     0.5%                           554,447
Luxembourg                                0.3%                           305,400
Mexico                                    0.6%                           663,269
Netherlands                               4.7%                         4,954,472
Norway                                    2.6%                         2,777,306
Philippines                               0.0%                            24,413
Russia                                    0.1%                            74,970
South Africa                              0.2%                           225,598
Spain                                     0.4%                           393,183
Sweden                                   14.3%                        15,007,390
Switzerland                               6.9%                         7,192,187
Thailand                                  0.3%                           356,312
Turkey                                    0.2%                           173,303
United Kingdom                            4.2%                         4,382,597
United States+                           16.7%                        17,463,528
Total                                   100.0%                      $104,913,100
--------------------------------------------------------------------------------
+ Includes Short-Term Securities


                       FORWARD FOREIGN CURRENCY CONTRACTS

Open at October 31, 1995

                                                                                   Currency            Currency          Unrealized
Fund                          Currency Sold and Settlement Date                  Units Sold      Value in $ U.S.         Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund           British Pound 1/25/96                               1,108,000         $ 1,747,981         $     2,107
                              Finnish Markka 11/9/95                              4,751,000           1,120,149               8,631
                              Finnish Markka 1/25/96                              3,000,000             708,282             (10,608)
                              French Franc 12/14/95                               2,000,000             409,526             (15,910)
                              French Franc 3/14/96                                5,700,000           1,165,597             (36,213)
                              German Deutschemark 1/25/96                         9,623,000           6,865,725             (36,945)
                              Japanese Yen 11/21/95                             160,000,000           1,566,988             211,540
                              Japanese Yen 1/25/96                               72,821,000             713,261              71,411
                              Japanese Yen 2/8/96                               650,000,000           6,366,700             689,500
                              Japanese Yen 3/14/96                              270,000,000           2,644,762              83,532
                              Spanish Peseta 1/25/96                             31,539,000             256,291               2,926
                              Swedish Krona 11/9/95                              27,606,000           4,163,299            (285,779)
                              Swedish Krona 11/21/95                             27,500,000           4,142,814            (320,843)
                              Swedish Krona 1/25/96                              21,000,000           3,149,276            (313,737)
                              Swiss Franc 11/9/95                                 1,671,000           1,472,895             (26,080)
                                                                                                    $36,493,546          $   23,532
------------------------------------------------------------------------------------------------------------------------------------


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

JANUS TWENTY FUND                           Portfolio Manager, Thomas F. Marsico

PERFORMANCE REVIEW

     The powerful rally in U.S. stocks continued through most of our fiscal year ended October 31, 1995. The environment for growth stocks remains excellent, which contributed to Janus Twenty Fund's solid performance. The Fund returned 24.67% for the twelve-month period, while the S&P 500 Index gained 26.44%. Both returns include reinvested dividends.

     Much of the Fund's underperformance was during the last two months of 1994. During calendar 1995 (January-October), Janus Twenty Fund produced a total return of 32.67% versus 29.30% for the S&P 500 Index. Late in 1994, some of our positions did not appreciate in lockstep with the market. Instead they outperformed later in 1995. Health care stocks, especially HMOs, underperformed, and we had several earnings disappointments with home-improvement chain Lowe's, packaging manufacturer Crown Cork & Seal, and casino-owner Circus Circus.

     Janus Twenty Fund's portfolio became more aggressive during the second half of 1994. We added or increased faster-growing technology and telecommunications stocks such as Texas Instruments, Microsoft, and Nokia, dominant multinationals Citicorp and SAP, and outsourcers EDS (General Motors E) and First Data. Our selection of technology stocks contributed to performance, although overall exposure to this volatile sector remained moderate compared to other growth mutual funds. Our pharmaceutical holdings, including Pfizer and Roche, also worked in a big way. We showed patience with financial stocks. First Interstate Bancorp and recent addition Chemical Banking are now benefiting from consolidating operations internally, through new efficiencies, and externally, through acquisitions.

PORTFOLIO COMPOSITION

     As of year end, the portfolio was 96% invested in stocks, versus 92.7% when the year began. Foreign stocks accounted for 13.9% of assets, versus 7.4% at the end of October 1994, and are still mostly European. The portfolio remains concentrated: at year end, the ten largest holdings were 47.3% of assets, and the top twenty holdings equaled 72.7%.

--------------------------------------------------------------------------------
Ten Largest Holdings                    October 31, 1995    October 31, 1994
Sun Microsystems                               6.8%                 --
Citicorp                                       5.9%                 4.3%
Chemical Banking                               5.6%                 --
Merrill Lynch                                  4.6%                 5.2%
Amgen                                          4.7%                 2.9%
Federal National Mortgage Assoc                4.2%                 4.2%
Merck                                          4.2%                 --
Roche Holdings                                 3.9%                 --
Pfizer                                         3.8%                 2.9%
First Data Corp.                               3.6%                 5.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top Five Industries                     October 31, 1995    October 31, 1994
Pharmaceuticals                               15.2%                 2.9%
Financial - Bank Money Center                 11.5%                 4.3%
Electronics-Semiconductors                     9.8%                 2.6%
Computer Software and Services                 9.2%                 6.0%
Computers                                      7.6%                 4.0%
--------------------------------------------------------------------------------

PORTFOLIO THEMES

     Multinationals. Large multinational companies have an excellent competitive position in increasingly integrated global markets. Coca-Cola, Pfizer, Microsoft, Citicorp, Merrill Lynch, SAP, and Roche each essentially owns a global franchise because many of their products have brand name recognition internationally.

     Technology. Although positions were selectively reduced late in the year, we continue to hold this sector. Technology is creating powerful new products (Windows 95 and Pentium are two recent examples) with multiple new and far reaching applications (such as the Internet). Sun Microsystems is the preferred provider of commercial equipment for the Internet, and Texas Instruments is developing a new video display technology for television that has the potential to redefine a technology that is basically unchanged since the 1950s.

     Outsourcing. Outside specialists, especially in computer operations and data processing, are increasingly cost-effective. Data processor EDS (General Motors E) is being spun off by General Motors. First Data has recently acquired competitor First Financial Management, and is now the largest credit card transaction processor for both banks and merchants.

     Pharmaceuticals. Amgen, Pfizer, Roche, and Merck have products on the market or in development with enormous international potential. New drug therapies are being developed for diseases such as osteoporosis, Alzheimer's, and diabetes.

     Financial Services. Merrill Lynch, Citicorp, Chemical Banking are all benefiting from more efficient operations and fast-growing international markets. Federal National Mortgage Association has a secure franchise in the domestic mortgage market for low-cost housing.

     Stock Repurchase. Companies that wish to enhance shareholder value are repurchasing stock. Share repurchase can indicate that a company intends to focus on what it does best, i.e., its most profitable operations. Citicorp, Merrill Lynch, Sun Microsystems, PepsiCo, and Chemical Banking are but a few of our holdings that have significant stock repurchase programs.

CURRENT STRATEGY

     As we enter a new year, the Fund is positioned to take advantage of the positive environment for growth stocks. We may experience additional volatility after such a strong year in 1995, but if the current economic conditions prevail, stocks should also perform in 1996.

JANUS TWENTY FUND HAS REOPENED

     We are pleased to announce that Janus Twenty Fund reopened to new investors on November 1, 1995. Since the Fund was closed in January 1993, markets have expanded enormously both in terms of liquidity and exciting investment opportunities.

     Thank you for your investment in Janus Twenty Fund.


                   Janus Funds October 31, 1995 Annual Report

JANUS TWENTY FUND                           Portfolio Manager, Thomas F. Marsico

PERFORMANCE OVERVIEW
[line graph]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Twenty Fund and the S&P 500 Index. Janus Twenty Fund is represented by a solid green line and the S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 1995. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Twenty Fund ($45,375) as compared to the S&P 500 Index
($45,065). There is a legend in the upper left quadrant of the graph which indicates Janus Twenty Fund's one-year, five-year, ten-year and since inception (April 30, 1985) average annual total returns as 24.67%, 19.54%, 15.63% and 15.49%, respectively.

Source - Lipper Analytical Services, Inc. 1995. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged.



                       JANUS TWENTY FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Common Stock - 91.2%
Aerospace and Defense - 1.1%
         506,125   Lockheed Martin Corp.                        $     34,479,766
Beverages - 6.1%
       1,304,600   Coca-Cola Co.                                      93,768,125
       1,704,000   PepsiCo, Inc.                                      89,886,000
                                                                     183,654,125
Biopharmaceuticals - 4.7%
       2,912,900   Amgen, Inc.*                                      139,819,200
Computer Software and Services - 5.5%
         714,000   Cisco Systems, Inc.*                               55,335,000
       1,645,850   First Data Corp.                                  108,831,831
                                                                     164,166,831
Computers - 7.6%
         425,000   Compaq Computer Corp.*                             23,693,750
       2,629,475   Sun Microsystems, Inc.*                           205,099,050
                                                                     228,792,800
Electronics - 1.0%
         143,800   Altera Corp.*                                       8,699,900
         362,200   Nokia Corp. (ADR) - Class A**                      20,192,650
                                                                      28,892,550
Electronics - Semiconductors - 9.8%
         644,750   Intel Corp.                                        45,051,906
         879,450   LSI Logic Corp.*                                   41,444,081
         867,150   Micron Technology, Inc.                            61,242,469
       2,066,850   National Semiconductor Corp.*                      50,379,469
       1,386,050   Texas Instruments, Inc.                            94,597,913
                                                                     292,715,838
Entertainment - 3.1%
       1,599,200   Walt Disney Co. (The)                              92,153,900

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Financial - Bank Commercial - 2.5%
         957,100   First Bank System, Inc.                      $     47,615,725
         221,800   First Interstate Bancorp                           28,612,200
                                                                      76,227,925
Financial - Bank Money Center - 11.5%
       2,950,550   Chemical Banking Corp.                            167,812,531
       2,716,875   Citicorp                                          176,257,266
                                                                     344,069,797
Financial - Security Broker - 5.4%
       2,440,300   Merrill Lynch and Co., Inc.                       135,436,650
       1,098,550   Schwab (Charles) Corp.                             25,129,331
                                                                     160,565,981
Financial Services - 4.2%
       1,211,425   Federal National Mortgage Association             127,048,197
Forest Products and Paper - 3.1%
         690,550   Champion International Corp.                       36,944,425
         684,975   Georgia-Pacific Corp.                              56,510,438
                                                                      93,454,863
Insurance - Life - 1.0%
         539,000   United Healthcare Corp.                            28,634,375
Machine - Diversified - 1.1%
         633,800   Applied Materials, Inc.*                           31,769,225
Metals - Diversified - 1.5%
         733,425   Phelps Dodge Corp.                                 46,480,809
Pharmaceuticals - 15.2%
         899,389   Astra A.B. - Class A                               33,102,182
       2,208,475   Merck & Co., Inc.                                 126,987,312
       2,006,820   Pfizer, Inc.                                      115,141,298
          16,000   Roche Holding A.G.**                              116,197,183
       6,101,290   SmithKline Beecham PLC - Class A                   63,692,601
                                                                     455,120,576


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

                       JANUS TWENTY FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Publishing - Newspaper - 0.7%
         382,275   Reuters Holdings PLC (ADS)                   $     21,216,263
Restaurants and Food Services - 2.1%
       1,640,065   Lone Star Steakhouse & Saloon, Inc.*,#             63,347,511
Retail - Apparel - 1.4%
         972,025   Fila Holdings S.p.A. (ADR)                         41,918,578
Telecommunications Equipment - 1.1%
         343,750   U.S. Robotics, Inc.*                               31,796,875
Utilities - Telecommunications - 1.5%
       1,524,450   Pacific Telesis Group                              46,305,169
Total Common Stock (cost $2,326,679,671)                           2,732,631,154
Preferred Stock - 4.8%
Computer Software and Services - 3.7%
         572,870   SAP A.G.**                                         87,864,744
         475,000   SAP A.G. (ADR)#,+,**                               24,046,875
                                                                     111,911,619
Financial Services - 1.1%
         581,000   American Express Co. Exchange Notes, 6.25%
                   (Debt Exchangeable for Common Stock)               31,882,375
Total Preferred Stock (cost $93,767,610)                             143,793,994

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Corporate Bonds - 1.2%
$     39,860,000   M.D.C. Holdings, Inc., 11.125%
                   senior notes, due 12/15/03                   $     37,269,100
                   (cost $36,354,073)
Money Market - 0.4%
      11,000,000   Janus Money Market Fund, 5.90%                     11,000,000
                    (cost $11,000,000)
Short-Term Corporate Note - 1.7%
                  Household Finance Corp.
      50,500,000   5.82%, 11/1/95                                     50,500,000
                   (amortized cost $50,500,000)
Total Investments - 99.3% (total cost $2,518,301,354)              2,975,194,248
Cash, Receivables and Other Assets, net of Liabilities - 0.7%         20,557,173
Net Assets - 100%                                                 $2,995,751,421


                       FORWARD FOREIGN CURRENCY CONTRACTS

Open at October 31, 1995

                                                                                          Currency        Currency       Unrealized
Fund                          Currency Sold and Settlement Date                         Units Sold  Value in $ U.S.      Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund             Finnish Markka 11/21/95                                  114,000,000    $ 26,882,988     $   (850,836)
                              German Deutschemark 11/17/95                              31,668,000      22,513,863         (589,948)
                              German Deutschemark 4/11/96                               55,000,000      39,378,535         (498,286)
                              German Deutschemark 4/25/96                               27,800,000      19,916,894          187,970
                              Swiss Franc 11/17/95                                      28,764,159      25,378,648       (1,231,030)
                              Swiss Franc 11/20/95                                      25,439,768      22,453,459         (961,773)
                              Swiss Franc 2/20/96                                       30,035,000      26,773,934       (1,970,070)
                              Swiss Franc 4/11/96                                       35,000,000      31,362,007         (611,700)
                                                                                                      $214,660,328      $(6,525,673)


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

JANUS VENTURE FUND         Portfolio Managers, James P. Goff, Warren B. Lammert

PERFORMANCE REVIEW

     Moderate economic growth, low inflation, and declining interest rates continued to provide an excellent environment for equities during the fiscal year ended October 31, 1995. Small stock indexes posted new records, but overall, larger issues still produced better returns. Janus Venture Fund gained 19.24% for the twelve-month period, compared to 18.35% for the Russell 2000. Both returns include reinvested dividends.

     The Fund outperformed the Index because a number of its technology, medical, financial, and telecommunications holdings met or exceeded earnings estimates. Though technology holdings remain relatively modest compared to many of its competitors, the Fund focused a bit more on technology than in the past, while maintaining its diversified investment approach. We also selected some excellent individual performers in diverse industries. Papa John's International (pizza delivery), Heritage Media (radio stations), Lydall (filters and gaskets), J.D. Wetherspoon (British pubs), and United Waste Systems (waste management) all performed well. Portfolio diversification continued to offset the risk of investing in smaller and less market-tested companies.

     We could have done better with some of our manufacturing companies and with selected European holdings. Exide, APS Holdings, U.S. Can, and Westinghouse Airbrake (railroad brakes) have yet to meet expectations. In Europe, Swedish paper companies Munksjoe, Repap Enterprises, and Rottneros were disappointing.

COMPOSITION OF THE PORTFOLIO

     As of October 31, the Fund was 93.9% invested in equities, up from 88.4% when the year began. The current high percentage of investment reflects the many good individual ideas we are finding and the positive business climate for smaller companies. Foreign stocks make up a moderate 11.0% of assets, with 10.8% invested in Europe. The ten largest positions account for 28.7% of assets and are an eclectic group, which is the result of our stock-by-stock approach to portfolio management.

--------------------------------------------------------------------------------
Ten Largest Holdings               October 31, 1995         October 31, 1994
Paging Network                            4.3%                      3.0%
Wisconsin Central                         4.2%                      4.3%
R.P. Scherer                              3.7%                      2.8%
SAP AG                                    3.3%                      1.7%
Minerals Technology                       2.9%                      2.7%
Exide                                     2.8%                      4.3%
First Empire State                        2.2%                      2.2%
Arch Communications                       2.0%                      --
Nokia                                     1.7%                      8.6%
Papa John's International                 1.6%                      1.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top Five Industries        October 31, 1995 October 31, 1994
Computer Software and Services           12.1%                      --
Telecommunications                       11.3%                      --
Medical Supplies                          7.0%                      --
Auto Parts - Replacement                  4.3%                      --
Pharmaceuticals                           5.1%                      3.1%
--------------------------------------------------------------------------------

PORTFOLIO THEMES

     Technology-Related. New, more powerful products have been driving the industry. Product applications have exploded as a result, particularly in telecommunications, manufacturing, and computer networking. Companies that started in the small- to mid-cap category have quickly grown into large companies. German software provider SAP has more than doubled since we first began buying the stock eighteen months ago. Software and systems developers Macromedia, Softkey, Getronics, and Mobilemedia are benefiting from new applications demand, as are semiconductor manufacturers LSI Logic, Itron, VLSI Technology, and Analog Devices.

     Telecommunications. Advances in equipment and systems have put cellular communications within the reach of most consumers. Nokia is a Finnish maker of cellular equipment and telephones that has 20% of the international cell phone market. Commnet Cellular provides cellular service in the U.S., and a suite of stocks - Paging Network, Arch Communications, Heartland Wireless, Metrocall, and Metricom - offer wireless paging and data transmission services.

     Outsourcers. Operations such as data processing, computer services, and personnel are often more cost-effective when provided by outsourcers such as Keane, Analysts International, Medaphis, Fiserv, Technology Solutions and Olsten.

     Medical and Pharmaceuticals. This sector continues to develop exciting new equipment, systems, and treatments, many of which have enormous market potential. R.P. Scherer and TheraTech make drug delivery products. Sofamor Danek, Nellcor, Isolyser, Target Therapeutics, and Steris manufacture and market equipment.

     Financial Services. Low interest rates have created loan demand at a time when this group, which includes insurance companies, is also increasing efficiency. First Empire State, a long-time bank holding, continues to perform well. Klamath First Bancorp is a thrift that has recently converted to public ownership. World Acceptance and Credit Acceptance are fast-growing consumer loan companies. Protective Life is an exceptionally well-managed life insurer.

     Niche Manufacturers. This is an eclectic group. Exide is the world's largest and lowest cost manufacturer of automotive batteries. APS Holdings is gaining market share in the wholesale and retail auto parts market. Littelfuse makes industrial fuses; its largest market is the auto industry. Minerals
Technology makes precipitated calcium carbonate, which reduces the cost of paper.

STRATEGY GOING FORWARD

     We are continuing to find many good individual investment ideas in widely diversified industries. Small companies tend to perform well in the economic environment we are currently experiencing in the U.S. and Europe. Low interest rates and low inflation help lower the hurdles smaller companies must cross in the course of development. As long as these conditions are present, small companies should benefit.

     Thank you for your continued investment in Janus Venture Fund.


                   Janus Funds October 31, 1995 Annual Report

JANUS VENTURE FUND         Portfolio Managers, James P. Goff, Warren B. Lammert

PERFORMANCE OVERVIEW
[line graph]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund and the Russell 2000 Index. Janus Venture Fund is represented by a solid green line and the Russell 2000 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 1995. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Venture Fund ($54,465) as compared to the Russell 2000 Index ($31,448). There is a legend in the upper left quadrant of the graph which indicates Janus Venture Fund's one-year, five-year, ten-year and since inception (April 30, 1985) average annual total returns as 19.24%, 19.52%, 17.63% and 17.52%, respectively.

Source - Lipper Analytical Services, Inc. 1995. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged.



                      JANUS VENTURE FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Common Stock - 89.6%
Advertising - 0.6%
         574,200   Katz Media Group, Inc.*                      $     10,335,600
Auto Parts - Replacement - 4.3%
       1,321,672   APS Holding Corp. - Class A*,#                     27,094,276
       1,107,065   Exide Corp.#                                       48,572,477
                                                                      75,666,753
Biopharmaceuticals - 0.3%
         342,575   Northfield Laboratories, Inc.*                      4,796,050
Broadcasting, Radio and Television - 2.2%
         528,450   Heartland Wireless Communications, Inc.*           13,607,587
         900,000   Heritage Media Corp. - Class A*,#                  24,975,000
          30,000   Scandinavian Broadcasting System S.A.*                720,000
                                                                      39,302,587
Captive Finance-Auto - 0.1%
          74,500   Union Acceptance Corp. - Class A*                   1,173,375
Chemicals - 0.9%
         120,000   Applied Extrusion Technologies, Inc.*               1,845,000
         350,600   Cambrex Corp.#                                     13,366,625
                                                                      15,211,625
Commercial Services - 0.8%
         102,575   Equity Corp. International*                         2,154,075
         126,450   Medaphis Corp.*                                     4,014,788
         145,700   Stewart Enterprises, Inc. - Class A                 4,917,375
         169,000   Vallen Corp.*                                       3,422,250
                                                                      14,508,488

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Computer Software and Services - 8.8%
          81,500   Acxiom Corp.*                                $      2,445,000
         390,450   Analysts International Corp.#                      11,567,081
         537,450   BancTec, Inc.*                                     10,077,188
         689,975   Bell & Howell Holdings Co.*                        17,249,375
         350,000   Black Box Corp.*                                    5,687,500
         163,550   Broadway & Seymour, Inc.*                           2,657,688
         150,000   Dialogic Corp.*                                     4,350,000
         662,725   Fiserv, Inc.*                                      17,065,169
         375,825   FTP Software, Inc.*                                10,147,275
         200,000   Getronics N.V.                                      9,544,935
          41,000   IMNET Systems, Inc.*                                1,040,375
         259,400   Integrated Systems, Inc.*                           9,079,000
         312,500   INTERSOLV, Inc.*                                    4,921,875
         858,825   Keane, Inc.*,#                                     23,188,275
         112,800   MDL Information Systems, Inc.*                      2,129,100
         125,000   Medic Computer Systems, Inc.*                       6,656,250
         200,000   NetManage, Inc.*                                    4,075,000
          86,900   Pinnacle Systems, Inc.*                             2,726,487
         278,750   Platinum Software Corp.*                            1,846,719
          45,000   Project Software & Development, Inc.*               1,192,500
         186,325   Softkey International, Inc.*                        5,869,238
          55,000   Summit Medical Systems, Inc.*                         907,500
                                                                     154,423,530
Computers - 1.3%
         382,300   Boca Research, Inc.*                                9,653,075
         445,125   Comverse Technology, Inc.*                         10,126,594
          45,000   NetStar, Inc.*                                        461,250
         145,525   Technology Solutions Co.*                           2,401,163
                                                                      22,642,082


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

                      JANUS VENTURE FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Electrical Equipment - 2.2%
         364,400   Anixter International, Inc.*                 $      6,969,150
         173,650   Baldor Electric Co.                                 4,167,600
         335,700   California Amplifier, Inc.*,#                       9,063,900
         514,300   Littelfuse, Inc.*,#                                16,714,750
          74,500   Zycon Corp.*                                          931,250
                                                                      37,846,650
Electronics - 3.4%
         250,000   Accom, Inc.*                                        2,156,250
         125,800   Holophane Corp.*                                    3,396,600
         196,425   ITI Technologies, Inc.*                             4,959,731
         419,050   Itron, Inc.*                                       12,152,450
         632,900   Macromedia, Inc.*                                  23,417,300
          74,375   Pittway Corp. - Class A                             4,453,203
          87,000   Whitehall Corp.*                                    3,251,625
         354,200   X-Rite, Inc.                                        5,534,375
                                                                      59,321,534
Electronics - Semiconductors - 1.6%
          98,175   Analog Devices, Inc.*                               3,546,572
         133,975   Cyrix Corp.*                                        4,287,200
         232,500   ESS Technology, Inc.*                               6,975,000
         110,725   LSI Logic Corp.*                                    5,217,916
         125,000   TranSwitch Corp.*                                   1,593,750
         284,475   VLSI Technology, Inc.*                              6,685,163
                                                                      28,305,601
Engineering and Construction - 0.6%
          22,722   Metra Oy - A**                                        995,991
         225,879   Metra Oy - B**                                      9,794,673
                                                                      10,790,664
Entertainment - 0.6%
         142,400   Lodgenet Entertainment Corp.*                       1,637,600
         300,000   Speedway Motorsports, Inc.*                         8,850,000
                                                                      10,487,600
Environmental Control - 1.4%
         789,500   Catalytica, Inc.*                                   3,750,125
         291,875   Continental Waste Industries, Inc.*                 5,034,844
         386,975   United Waste Systems, Inc.*                        15,285,513
                                                                      24,070,482
Financial - Bank Commercial - 2.5%
         300,000   City National Corp.                                 3,975,000
         199,850   First Empire State Corp.                           39,320,488
                                                                      43,295,488
Financial - Savings/Loan/Thrift - 0.7%
         200,000   ISB Financial Corp.                                 3,350,000
         697,000   Klamath First Bancorp, Inc.*,#                      8,886,750
                                                                      12,236,750
Financial Services - 2.4%
         650,000   Credit Acceptance Corp.*                           15,275,000
         115,000   Envoy Corp.*                                        1,495,000
         121,000   First Financial Caribbean Corp.                     2,155,312
       1,723,875   World Acceptance Corp.*,#                          22,410,375
                                                                      41,335,687
Food Processing - 0.5%
         105,370   Cultor Oy - Series I**                              4,320,783
          70,436   Cultor Oy - Series II**                             2,921,485
          36,989   Huhtamaki Group - Series I**                        1,098,347
                                                                       8,340,615

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Food Wholesale - 0.6%
         683,625   J.P. Foodservice, Inc.*                      $     10,425,281
Forest Products and Paper - 2.0%
          97,500   Caraustar Industries, Inc.                          1,828,125
       2,162,617   Munksjo A.B.#,**                                   15,658,136
       1,643,596   Repap Enterprises, Inc.*                           10,375,200
       5,132,368   Rottneros Bruks A.B.**                              6,812,707
                                                                      34,674,168
Furniture and Home Appliances - 0.7%
         178,675   Industrie Natuzzi S.p.A. (ADR)               $      7,147,000
         192,550   Singer Company N.V. (The)                           4,524,925
                                                                      11,671,925
Holding Companies - Diversified - 0.1%
          74,315   Kinnevik A.B. - Class B**                           2,062,593
Homebuilders - 0.4%
         505,425   Southern Energy Homes, Inc.*                        7,455,019
Insurance - Life - 1.4%
         146,925   Liberty Financial Companies, Inc.                   4,077,169
         310,250   PennCorp Financial Group, Inc.                      7,407,219
         452,425   Protective Life Corp.                              12,894,112
                                                                      24,378,500
Insurance - Multiline - 0.3%
         190,000   Poe & Brown, Inc.                                   4,631,250
          40,000   United Dental Care, Inc.*                           1,220,000
                                                                       5,851,250
Insurance - Property and Casualty - 0.7%
         100,000   Executive Risk, Inc.                                2,200,000
         262,550   Progressive Corp.                                  10,895,825
                                                                      13,095,825
Iron and Steel - 0.2%
         357,185   SSAB Svenskt Stal A.B. - Class A**                  3,582,895
Leisure Time - 0.1%
         227,300   Golf Enterprises, Inc.*                             2,557,125
Lodging - 0.4%
         368,550   Hammons (John Q.) Hotels, Inc.*,#                   4,330,462
         165,800   Renaissance Hotel Group N.V.*                       3,233,100
                                                                       7,563,562
Machinery - Diversified - 0.4%
          66,800   Duracraft Corp.*,#                                  1,452,900
         614,400   Westinghouse Air Brake Co.*                         5,376,000
                                                                       6,828,900
Medical - Biotechnology - 0.5%
          60,000   DepoTech Corp.*                                       870,000
         323,800   KeraVision, Inc.*                                   4,007,025
         220,000   Lifecore Biomedical, Inc.*                          2,172,500
          60,000   Norland Medical Systems, Inc.*                      1,260,000
                                                                       8,309,525
Medical - Hospital Management Services - 1.2%
       2,991,816   Ashbourne PLC#,**                                   6,809,134
         133,300   Horizon Mental Health Management, Inc.*             2,066,150
         170,025   MedPartners, Inc.*                                  4,760,700
          78,600   PacifiCare Health Systems, Inc. - Class B*          5,718,150
          55,850   Total Renal Care Holdings, Inc.*                    1,137,944
                                                                      20,492,078


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

                      JANUS VENTURE FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Medical Supplies - 7.0%
         360,000   Exogen, Inc.*                                $      5,040,000
         395,150   Gulf South Medical Supply, Inc.*                    8,199,362
         149,000   HemaSure, Inc.*                                     1,899,750
         124,375   ICU Medical, Inc.*                                  1,585,781
         130,025   I-Stat Corp.*                                       4,030,775
         242,000   Isolyser Co., Inc.*                                 4,325,750
         428,300   Landauer, Inc.#                                     8,405,388
         150,000   Lunar Corp.*                                        5,587,500
         443,400   MiniMed, Inc.*                                      4,101,450
         242,510   Nellcor Puritan Bennett, Inc.*                     13,944,325
         725,325   Omnicare, Inc.                                     26,293,031
         478,825   Sofamor Danek Group, Inc.*                         11,731,213
         345,800   Spine-Tech, Inc.*                                   6,570,200
         323,000   STERIS Corp.*                                      10,901,250
         125,425   Target Therapeutics, Inc.*                          9,720,437
         170,775   VidaMed, Inc.*                                      1,216,772
                                                                     123,552,984
Metal Fabrication - 0.8%
         708,525   TriMas Corp.                                       14,701,894
Mining - 2.9%
       1,257,845   Minerals Technologies, Inc.#                       50,156,569
Miscellaneous - Manufacturing - 2.3%
         485,000   ABC Rail Products, Corp.*,#                        10,791,250
         750,000   Lydall, Inc.*                                      17,062,500
         524,400   Simula, Inc.*,#                                    11,471,250
          50,000   Trigen Energy Corp.                                   875,000
                                                                      40,200,000
Oil and Gas - Equipment/Services - 0.3%
         266,800   Petroleum Geo-Services A/S (ADR)*                   5,169,250
Packaging and Containers - 1.6%
         144,900   Intertape Polymer Group, Inc.                       4,202,100
         210,875   Liqui-Box Corp.                                     5,746,344
         662,700   Sealed Air Corp.*                                  17,478,712
                                                                      27,427,156
Personal Credit - 0.4%
         553,425   AmeriCredit Corp.*                                  6,779,456
Pharmaceuticals - 5.1%
         170,000   Agouron Pharmaceuticals, Inc.*                      4,420,000
         450,000   Genzyme Corp.*                                      8,043,750
         265,000   Gilead Sciences, Inc.*                              5,167,500
         150,000   Guilford Pharmaceuticals, Inc.*                     2,475,000
       1,449,350   R.P. Scherer Corp.*,#                              64,496,076
         175,000   Sepracor, Inc.*                                     2,953,125
         100,000   TheraTech, Inc.*                                    1,875,000
                                                                      89,430,451
Real Estate - 0.2%
         100,000   Insignia Financial Group, Inc. - Class A*           2,700,000
         100,000   NHP, Inc.*                                          1,425,000
                                                                       4,125,000
Real Estate Investment Trust - 0.4%
         405,000   Prime Residential, Inc.                             7,087,500

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Restaurants and Food Services - 4.2%
         100,000   Apple South, Inc.                            $      2,050,000
         130,000   Daka International, Inc.*                           3,948,750
         528,950   DavCo Restaurants, Inc.*,#                          6,744,112
         182,225   Lone Star Steakhouse & Saloon, Inc.*                7,038,441
         706,900   Papa John's International, Inc.*,#                 27,215,650
         621,900   Quality Dining, Inc.*,#                            12,127,050
          57,600   Sonic Corp.*                                        1,267,200
       1,297,687   Wetherspoon (J.D.) PLC**                           13,064,833
                                                                      73,456,036
Retail - Department Stores - 0.7%
         110,000   Dollar Tree Stores, Inc.*                           2,970,000
         600,000   Renters Choice, Inc.*,#                            10,050,000
                                                                      13,020,000
Retail - Grocery - 0.3%
         201,100   Casey's General Stores, Inc.                        4,625,300
Retail - Special Line - 1.9%
         172,000   Creative Computers, Inc.*                           4,988,000
         218,000   Hollywood Entertainment Corp.*                      5,831,500
           1,637   Moebel Walther A.G.**                                 749,744
         210,825   O'Reilly Automotive, Inc.*                          6,904,519
          50,000   Petco Animal Supplies, Inc.*                        1,400,000
         290,750   Viking Office Products, Inc.*                      12,938,375
                                                                      32,812,138
Telecommunications - 10.1%
         120,000   A+ Network, Inc.*                                   1,680,000
       1,260,725   Arch Communications Group, Inc.*,#                 34,197,166
         307,500   CAI Wireless Systems, Inc.*                         2,536,875
         155,000   C-TEC Corp.*                                        3,255,000
         250,000   California Microwave, Inc.*                         5,500,000
         429,250   Clearnet Communications, Inc. - Class A*            6,385,094
         731,200   CommNet Cellular, Inc.*,#                          18,371,400
         288,800   Metrocall, Inc.*                                    7,220,000
         723,900   MobileMedia Corp.*                                 19,002,375
       3,305,802   Paging Network, Inc.*,#                            76,033,447
          97,425   PriCellular Corp. - Class A*                        1,266,525
         150,000   WinStar Communications, Inc.*                       2,493,750
                                                                     177,941,632
Telecommunications Equipment - 2.1%
         408,475   Metricom, Inc.*                                     6,790,897
         517,608   Nokia A.B. - Class A**                             29,641,727
          50,000   Wireless One, Inc.*                                   587,500
                                                                      37,020,124
Tobacco - 0.5%
         286,500   Mafco Consolidated Group, Inc.*                     6,517,875
         345,000   PT Hanjaya Mandala Sampoerna*                       3,191,629
                                                                       9,709,504
Toys - 0.2%
         259,950   ERO. Inc.*                                          1,494,712
         119,200   Play By Play Toys & Novelties, Inc.*                1,281,400
                                                                       2,776,112
Transportation-Railroad - 4.2%
       1,214,050   Wisconsin Central Transportation Corp.#            73,146,513
Wholesale-Special Line - 0.2%
         273,125   FinishMaster, Inc.*,#                               3,755,469
Total Common Stock (cost $1,264,226,159)                           1,569,932,895


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

                      JANUS VENTURE FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Preferred Stock - 4.0%
Computer Software and Services -3.3%
         372,803   SAP A.G.**                                   $     57,179,186
Retail-Special Line - 0.7%
          27,894   Moebel Walther A.G.**                              12,874,458
Total Preferred Stock (cost $41,251,750)                              70,053,644
Warrants - 0.3%
          24,000   Heartland Wireless Communications, Inc. -
                   exp. 4/15/00*,+                                       252,000
         105,125   Littelfuse, Inc. - exp. 12/27/01*                   2,667,547
         500,000   Nordic American Tanker Shipping, Ltd. -
                   exp. 9/30/97*                                       2,125,000
Total Warrants (cost $4,490,564)                                       5,044,547
Corporate Bonds - 1.4%
Broadcasting, Radio and Television - 0.2%
$      4,000,000   Heartland Wireless Communications, Inc.,
                   13.00% senior notes, due 4/15/03+                   4,190,000

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Telecommunications - 1.2%
$     30,000,000   PriCellular Wireless Corp., 12.25%
                   senior discount notes, due 10/1/03           $     21,825,000
Total Corporate Bonds (cost $24,897,310)                              26,015,000
Money Market - 0.8%
      14,400,000   Janus Money Market Fund, 5.90%                     14,400,000
                   (cost $14,400,000)
Short-Term Corporate Notes - 3.3%
                  General Electric Capital Corp.
      57,300,000   5.83%, 11/1/95                                     57,300,000
                   (amortized cost $57,300,000)
Total Investments - 99.4% (total cost $1,406,565,783)              1,742,746,086
Cash, Receivables and Other Assets, net of Liabilities - 0.6%         10,454,610
Net Assets - 100%                                                 $1,753,200,696

                       FORWARD FOREIGN CURRENCY CONTRACTS

Open at October 31, 1995

                                                                                   Currency            Currency          Unrealized
Fund                          Currency Sold and Settlement Date                  Units Sold      Value in $ U.S.         Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund            British Pound 1/24/96                               6,925,150         $10,925,809         $   (28,844)
                              British Pound 3/28/96                               2,977,000           4,689,668             (15,778)
                              Finnish Markka 11/9/95                             20,916,000           4,931,391              49,795
                              Finnish Markka 1/24/96                            121,000,000          28,566,707            (612,450)
                              Finnish Markka 1/25/96                             54,485,000          12,863,585            (192,655)
                              German Deutschemark 12/14/95                       20,000,000          14,238,929             140,250
                              German Deutschemark 2/8/96                         14,936,000          10,663,240              33,602
                              German Deutschemark 2/12/96                        12,409,000           8,861,040              26,974
                              German Deutschemark 3/28/96                        42,777,000          30,607,470          (1,516,778)
                              Swedish Krona 11/9/95                              22,000,000           3,317,850            (227,745)
                              Swedish Krona 11/21/95                            128,000,000          19,282,916          (1,490,363)
                                                                                                   $148,948,605         $(3,833,992)


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

JANUS WORLDWIDE FUND                        Portfolio Manager, Helen Young Hayes

PERFORMANCE REVIEW

     Although several European markets posted records during the year ended October 31, 1995, in general foreign markets failed to keep pace with the U.S. rally. Janus Worldwide Fund gained 8.89% for the twelve-month period, modestly underperforming the Morgan Stanley International World Index, which gained 9.48% for the same period. Both returns include net dividends reinvested.(1)

     For the twelve-month period, the Fund's total return ranked in the top quartile (25%), of global funds tracked by Lipper Analytical Services, Inc., a mutual fund rating company. Janus Worldwide Fund was 28th out of 120 funds in Lipper's Global Fund category.(2)

     Ideas That Worked. Stockpicking matters. In Europe, we own a diverse group of growth stocks focused in Germany and Sweden that have outperformed the local markets. In Germany, Fresenius (medical products), Fielmann (retailing), SGL Carbon (carbon electrodes), Gehe (pharmaceuticals), and SAP (software) bested the markets. In Sweden, Assa-Abloy (housing accessories), Astra (pharmaceuticals), Securitas (security personnel), and Sparbanken Sverige (banking) also produced excellent returns. We saw stellar performances from such diverse U.S. holdings as HFS (lodging), Citicorp, and Federated Department Stores.

     We Might Have Done Better. Performance was held back by our conservative strategy early in the year, when rising interest rates in the U.S. attracted investment away from foreign markets. The Fund held 35% cash in the fourth calendar quarter of 1994. Currency hedging, though moderate, also constrained performance into early 1995, when the dollar continued to fall to historic lows against the Japanese yen and German mark. The Fund's largest position, Swedish conglomerate Kinnevik, has not performed this year because the company took several one-time expenses and the Scandinavian television market was weaker than expected. However, Kinnevik is moving to increase shareholder value. The company recently announced it intends to break up into four different divisions. Like many conglomerates, Kinnevik's parts are worth more than the whole.

COMPOSITION OF THE PORTFOLIO

     At year end, the portfolio was approximately 93.7% invested in equities, up from 79.7% when the year began. European stocks accounted for 45.1% of assets compared to 45.2%; the Pacific Rim was 26.6% versus 14.2%, and Japan was 16.9%, versus 9.4%. Investment in Japan was increased during the fourth quarter when the dollar bottomed definitively against the yen and the Japanese economy showed signs of acceleration. The largest ten positions made up 28.3% of the portfolio at year end.

--------------------------------------------------------------------------------
Ten Largest Holdings               October 31, 1995         October 31, 1994
Kinnevik                                  5.1%                      5.3%
Roche Holdings                            3.3%                      0.9%
SAP AG                                    3.3%                      --
NTT Data                                  2.6%                      --
HFS, Inc.                                 2.6%                      --
Wolters Kluwer                            2.6%                      2.4%
Ciba-Geigy                                2.3%                      --
PT Hanjaya Mandala Sampoerna              2.3%                      0.7%
Getronics                                 2.1%                      --
Astra                                     2.1%                      5.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top Five Industries                October 31, 1995         October 31, 1994
Pharmaceuticals                          11.8%                     12.7%
Computers - Software and Services         9.4%                      0.3%
Holding Companies - Diversified           7.8%                      5.3%
Publishing and Printing                   4.7%                      5.6%
Financial - Bank Commercial               4.3%                      4.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top 5 Countries                    October 31, 1995         October 31, 1994
Japan                                    16.9%                      9.4%
United States(3)                         16.3%                     10.5%
Sweden                                   12.5%                     20.2%
Germany                                   9.5%                      3.3%
Switzerland                               7.6%                      0.9%
--------------------------------------------------------------------------------

PORTFOLIO THEMES

     Multinational Pharmaceuticals. Roche, Sandoz, Astra, and Ciba-Geigy in Europe, and Pfizer in the U.S., either have or are developing blockbuster drugs. Astra's anti-ulcer drug Losec is the best-selling treatment in Europe, and Astra has a new asthma drug in development. Sandoz is developing a drug to treat Alzheimer's.

     Information Technology. Demand for systems to automate all facets of corporate operations has exploded in the past five years. SAP is the largest international provider of integrated software. Getronics is a software consultant.

     Outsourcing. Many corporate operations, including information and data processing, are more cost-effective if handled by outside specialists. EDS (General Motors E), First Data, which recently acquired competitor First Financial Management, and NTT Data Communications are data processors benefiting from the outsourcing phenomenon.

     Telecommunications. The boom in technology has created affordable cellular communications and a very strong demand cycle. Nokia, the Finnish cellular equipment manufacturer, Kinnevik, and DDI, an independent Japanese long-distance provider, should profit from consumer enthusiasm for cellular communications.

GLOBAL STRATEGY

     The Janus Worldwide Fund looks for individual companies with strong earnings growth. As foreign markets and economies continue to deregulate and open to global investment, new and exciting investment opportunities should increase. Most mature economies are experiencing moderate growth, low inflation, and stable interest rates. Many developing economies are working to attain a similar climate. Over time, these efforts should continue to create exciting markets.

     Thank you for your investment in Janus Worldwide Fund.

-----------------------------
(1) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.
(2) A Global Fund is defined by Lipper Analytical Services as one "which invests at least 25% of its portfolio in securities traded outside of the United States and may own U.S. securities as well." This ranking is based on total return, including reinvestment of dividends and capital gains for the stated period. Past performance is not predictive of future results.
(3)  Not including short-term securities.


                   Janus Funds October 31, 1995 Annual Report

JANUS WORLDWIDE FUND                        Portfolio Manager, Helen Young Hayes

PERFORMANCE OVERVIEW
[line graph]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley International World Index. Janus Worldwide Fund is represented by a solid green line. Morgan Stanley International World Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through October 31, 1995. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Worldwide Fund ($20,388) as compared to the Morgan Stanley International World Index ($14,819). There is a legend in the upper left quadrant of the graph which indicates Janus Worldwide Fund's one-year and since inception (May 15, 1991) average annual total returns as 8.89% and 17.32%, respectively.

Source - Lipper Analytical Services, Inc. 1995. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged.



                     JANUS WORLDWIDE FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Common Stock - 88.6%
Aerospace and Defense - 1.0%
       2,226,000   Mitsubishi Heavy Industries, Ltd.**          $     17,215,389
Auto and Truck - 2.2%
         290,670   Bajaj Auto, Ltd. (GDR)*,#,+                         7,848,090
         100,367   Volkswagen A.G.**                                  31,607,444
                                                                      39,455,534
Brewery - 0.4%
      10,965,000   CIA Cervejaria Brahma                               4,185,723
         266,450   Erciyas Biracilik Ve Malt Sanayii (GDR)*,+          3,376,721
                                                                       7,562,444
Broadcasting, Radio and Television - 0.4%
          32,700   Bell Cablemedia PLC (ADR)*                            486,413
          30,000   Central European Media Enterprises, Ltd.              690,000
          16,800   Grupo Televisa S.A. de C.V. (GDR)                     287,700
         141,500   Heritage Media Corp. - Class A*                     3,926,625
          77,000   NYNEX CableComms Group, Inc. (ADR)*                 1,559,250
          38,500   TeleWest PLC (ADR)*                                 1,068,375
                                                                       8,018,363
Building Materials - 0.3%
       2,435,500   PT Semen Cibinong                                   6,383,799
Chemicals - 0.1%
         114,595   Reliance Industries (GDS)*                          1,789,974
Closed End Funds - 0.1%
         281,425   NIS Regional Fund*,+                                1,772,977
Commercial Services - 2.4%
           1,449   Grand Optical Photoservice**                          155,298
         878,727   Securitas A.B. - Class B#,**                       34,064,837
         258,003   WM-Data A.B. - Class B#,**                          9,495,849
                                                                      43,715,984

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Computer Software and Services - 6.1%
         116,950   First Data Corp.                             $      7,733,318
         330,300   General Motors Corp. - Class E                     15,565,388
         805,274   Getronics N.V.                                     38,431,442
         128,567   JBA Holdings PLC**                                    784,352
           1,902   NTT Data Communications Systems Corp.**            47,727,112
                                                                     110,241,612
Computers - 1.6%
          32,670   Frontec A.B. - Class B*,**                            788,475
         237,475   Sun Microsystems, Inc.*                            18,523,050
         230,000   Tokyo Electron, Ltd.**                             10,009,802
                                                                      29,321,327
Electrical Equipment - 1.4%
       2,460,000   Hitachi, Ltd.**                                    25,318,564
Electronics - 2.2%
         337,000   Kyocera Corp.*,**                                  27,681,435
          75,000   Nokia Corp. (ADR) - Class A                         4,181,250
          90,700   Sony Corp.**                                        4,089,590
          47,150   Sony Corp. (ADR)                                    2,157,113
         203,000   Victor Co. of Japan, Ltd.*,**                       2,168,888
                                                                      40,278,276
Electronics - Semiconductors - 1.5%
         452,000   Rohm Co.**                                         27,513,428
Engineering and Construction - 1.1%
         425,359   Metra Oy - B**                                     18,444,619
       1,076,000   New World Infrastructure, Ltd.*,+                   1,892,895
                                                                      20,337,514
Entertainment - 1.1%
         839,979   Thorn EMI PLC**                                    19,555,353


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

                     JANUS WORLDWIDE FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Financial - Bank Commercial - 4.3%
         305,529   Bangkok Bank Co., Ltd.                       $      3,157,294
         485,000   Dai-Ichi Kangyo Bank, Ltd.**                        8,224,367
          91,325   First Interstate Bancorp                           11,780,925
         854,347   Fokus Bank A.S.+                                    4,526,886
       1,006,000   HSBC Holdings PLC                                  14,639,493
         804,000   Mitsui Trust and Banking Co., Ltd.*,**              6,446,500
         537,209   Nordbanken A.B.*,**                                 8,022,277
       3,415,000   PT Bank Dagang Nasional Indonesia+                  3,046,420
         781,000   Sakura Bank, Ltd.**                                 7,578,808
         426,000   Sanwa Bank, Ltd.**                                  7,265,634
         390,000   Thai Farmers Bank, Ltd.                             3,224,165
                                                                      77,912,769
Financial - Bank Money Center - 3.8%
         546,525   Chase Manhattan Corp.                              31,151,925
         481,775   Citicorp                                           31,255,153
         603,000   Sumitomo Trust and Banking Co., Ltd.*,**            6,974,514
                                                                      69,381,592
Financial - Savings and Loan - 0.2%
         308,788   Sparbanken Sverige A.B. - Class A**                 3,260,451
Financial Services - 1.6%
         10,378,975        Grupo Financiero Inbursa S.A. - Class C*   28,373,118
Food Processing - 1.2%
          68,357   Cultor Oy - Series I**                              2,803,034
         101,831   Cultor Oy - Series II**                             4,223,659
         250,099   Huhtamaki Group - Series I**                        7,426,407
          88,974   Nutricia Vereenigde Bedrijven N.V.                  6,907,919
                                                                      21,361,019
Forest Production and Paper - 0.3%
       3,520,306   Rottneros Bruks A.B.*,**                            4,672,855
Furniture and Home Appliances - 0.7%
         332,625   Industrie Natuzzi S.p.A. (ADR)                     13,305,000
Holding Company - Diversified - 7.8%
       6,296,700   Citic Pacific, Ltd.                                19,670,060
       9,366,000   First Pacific Co.                                  10,782,506
       2,477,600   Grupo Carso S.A. de C.V. - Series A1*              13,195,150
         910,000   Hutchison Whampoa, Ltd.                             5,014,487
       3,320,139   Kinnevik A.B. - Class B#,**                        92,149,611
                                                                     140,811,814
Household Products - 0.5%
         228,700   Amway Japan, Ltd.**                                 8,742,697
Industrial Materials - Special - 0.1%
         113,300   Malbak, Ltd.+                                         736,450
Iron and Steel - 0.1%
         235,743   SSAB Svenskt Stal A.B. - Class A**                  2,364,719
Leisure Time - 0.4%
       2,318,690   Tabcorp Holdings, Ltd.*                             6,432,046
Lodging - 4.1%
         188,893   Accor S.A.**                                       22,490,026
         756,925   HFS, Inc.*                                         46,361,656
         254,275   Renaissance Hotel Group N.V.*                       4,958,363
                                                                      73,810,045
Machine - Diversified - 0%
          31,935   IRO A.B.+,**                                         390,185
Medical - Hospital Management Service - 0.6%
         145,650   Horizon Healthcare Corp.*                           2,949,413
       2,546,069   Takare PLC**                                        8,249,327
                                                                      11,198,740
Medical Supplies - 0.9%
          62,050   Gelman Sciences, Inc.                               1,326,319
          54,094   Getinge Industrier A.B. - Class B**                 2,309,163

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Medical Supplies (continued)
         180,000   Nellcor Puritan Bennett, Inc.*               $     10,350,000
          67,666   Scandinavian Mobility International*,+              1,610,357
                                                                      15,595,839
Metals - Diversified - 0.5%
         344,854   Hoganas A.B. - Class B**                            9,311,240
Mining - 1.2%
         338,704   SGL Carbon A.G.*,#,+,**                            22,198,664
Miscellaneous - Manufacturing - 2.7%
       2,309,126   Assa-Abloy A.B. - Class B*,**                      15,325,672
         162,354   Barco N.V.                                         18,288,035
         160,748   Orkla A/S - Class A                                 8,310,991
       2,425,000   Thorn Lighting+,**                                  6,515,611
                                                                      48,440,309
Office and Business Equipment - 1.8%
         969,000   Canon, Inc.**                                      16,621,740
         260,192   Oce-Van Der Grinten N.V.                           14,924,197
                                                                      31,545,937
Oil and Gas - Equipment and Services - 0.2%
         183,725   Petroleum Geo - Services A/S (ADR)*                 3,559,672
Packaging and Containers - 1.3%
         691,650   Crown Cork & Seal Co., Inc.*                       24,121,294
Pharmaceuticals - 11.8%
       1,038,787   Astra A.B. - Class A**                             38,232,751
          48,370   Ciba-Geigy Corp. A.G.**                            41,727,640
         106,200   Pfizer, Inc.                                        6,093,225
           8,205   Roche Holding A.G.**                               59,587,366
         360,525   R.P. Scherer Corp.*                                16,043,363
          39,018   Sandoz A.G. - Class R**                            32,457,755
         403,000   Sankyo Co., Ltd.**                                  8,887,963
         421,000   Yamanouchi Pharmaceutical Co., Ltd.*,**             9,408,743
                                                                     212,438,806
Publishing and Printing - 4.5%
         265,052   Elsevier N.V.                                       3,426,962
       2,774,687   News Corp., Ltd.*                                  12,135,702
         959,500   News Corp., Ltd. (ADR)                             19,070,062
         507,287   Wolters Kluwer N.V.                                46,169,610
                                                                      80,802,336
Real Estate - 0.9%
       8,890,000   Henderson Investment, Ltd.                          7,244,657
         699,000   Mitsui Fudosan Co.*,**                              8,016,369
                                                                      15,261,026
Retail - Apparel - 0.5%
         226,000   Fila Holdings S.p.A. (ADR)                          9,746,250
Retail - Department Stores - 1.5%
         793,950   Federated Department Stores, Inc.*                 20,146,481
       3,559,000   PT Matahari Putra Prima                             7,447,246
                                                                      27,593,727
Retail - General Merchandise - 0.2%
         308,000   Pao De Acucar S.A.+                                 3,234,000
Retail - Grocery - 0.5%
         162,000   Ito-Yokado Co., Ltd.**                              8,876,494
Telecommunications - 2.1%
         112,675   AirTouch Communications, Inc.*                      3,211,238
         329,075   Korea Mobile Telecommunications, Inc.*,#,+         12,093,506
          72,200   Millicom International Cellular S.A.*               2,382,600
         139,150   Paging Network, Inc.*                               3,200,450
         404,951   Telecomunicacoes Brasileiras S.A. (ADR)            16,198,040
          38,500   Videotron Holdings PLC (ADR)*                         507,719
                                                                      37,593,553


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

                     JANUS WORLDWIDE FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Telecommunications Equipment - 0.9%
         291,073   Nokia A.B. - Class A**                       $     16,668,804
Textiles - 0.4%
         250,000   Gucci Group                                         7,500,000
Tobacco - 2.3%
       4,433,500   PT Hanjaya Mandala Sampoerna*                      41,014,756
Toys - 1.2%
         724,575   Mattel, Inc.                                       20,831,531
Utilities - Electric - 1.0%
       6,418,889   Consolidated Electric Power Asia, Ltd.             12,994,206
         233,625   Consolidated Electric Power Asia, Ltd. (ADR)+       4,729,505
                                                                      17,723,711
Utilities - Telecommunications - 2.8%
           4,688   DDI Corp.**                                        38,094,020
       1,427,541   Telecom Italia Mobile S.p.A.*                       2,407,067
         645,890   Telefonica de Espana S.A.                           8,156,380
          58,100   Telefonica de Espana S.A. (ADR)                     2,186,013
                                                                      50,843,480
Wholesale-Special Line - 1.8%
          66,883   Gehe A.G.**                                        32,816,980
Total Common Stock (cost $1,429,832,101)                           1,598,952,447
Preferred Stock - 5.1%
Computer Software and Services - 3.3%
         383,783   SAP A.G.**                                         58,863,259
Financial-Bank Commercial - 0%
       3,481,000   Banco Bradesco S.A.                                    32,586
Medical Supplies - 1.0%
          22,653   Fresenius A.G.**                                   18,096,020
Publishing and Printing - 0.2%
         862,757   News Corp., Ltd.                                    3,934,171
Retail-Department Stores - 0%
      14,639,000   Lojas Americanas S.A.                                 350,215
Retail-Special Line - 0.2%
          64,615   Fielmann A.G.*,**                                   3,555,820
Telecommunications - 0%
          91,000   Telecomunicacoes Brasileiras S.A.                       3,693
Utilities-Electric - 0.4%
      25,686,000   Centrais Eletricas Brasileiras S.A. - Class B       7,320,536
Total Preferred Stock (cost $68,070,563)                              92,156,300

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Money Market - 1.0%
$      4,500,000   Janus Government Money Market Fund, 5.85%    $      4,500,000
      13,000,000   Janus Money Market Fund, 5.90%                     13,000,000
Total Money Market (cost $17,500,000)                                 17,500,000
Short-Term Corporate Notes - 3.2%
      57,600,000   General Electric Capital Corp., 5.83%, 11/1/95
                   (amortized cost $57,600,000)                       57,600,000
Total Investments - 97.9% (total cost $1,573,002,664)              1,766,208,747
Cash, Receivables and Other Assets, net of Liabilities - 2.1%         38,144,871
Net Assets - 100%                                                 $1,804,353,618

                       SUMMARY OF INVESTMENTS BY COUNTRY
                                October 31, 1995

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Australia                               2.4%                          41,571,982
Belgium                                 1.0%                          18,288,035
Brazil                                  1.8%                          31,324,793
Denmark                                 0.1%                           1,610,357
Finland                                 3.0%                          53,747,776
France                                  1.3%                          22,645,430
Germany                                 9.5%                         167,138,188
Hong Kong                               4.4%                          76,967,813
India                                   0.5%                           9,638,064
Indonesia                               3.2%                          57,892,224
Italy                                   1.9%                          32,958,317
Japan                                  16.9%                         299,022,139
Korea                                   0.7%                          12,093,506
Mexico                                  2.4%                          41,855,968
Netherlands                             6.2%                         109,860,133
Norway                                  0.7%                          12,837,878
Russia                                  0.1%                           1,772,977
South Africa                            0.0%                             736,450
Spain                                   0.6%                          10,342,393
Sweden                                 12.5%                         220,388,043
Switzerland                             7.6%                         133,772,764
Thailand                                0.4%                           6,381,460
Turkey                                  0.2%                           3,376,721
United Kingdom                          2.1%                          36,302,363
United States+                         20.5%                         363,682,973
Total                                 100.0%                      $1,766,208,747
--------------------------------------------------------------------------------
+ Includes Short-Term Securities



                       FORWARD FOREIGN CURRENCY CONTRACTS

Open at October 31, 1995

                                                                                 Currency             Currency           Unrealized
Fund                          Currency Sold and Settlement Date                Units Sold       Value in $ U.S.          Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund          British Pound 1/25/96                            13,061,000       $   20,605,033       $       49,898
                              Finnish Markka 11/9/95                           80,520,000           18,984,298              146,273
                              Finnish Markka 1/25/96                           66,833,000           15,778,874             (236,316)
                              French Franc 12/14/95                            38,635,000            7,911,010             (307,342)
                              French Franc 3/14/96                             65,000,000           13,291,890             (412,952)
                              German Deutschemark 1/25/96                     139,269,000           99,364,298              968,613
                              Japanese Yen 11/21/95                         5,206,000,000           50,985,881            7,322,755
                              Japanese Yen 1/25/96                          1,705,831,000           16,708,141            1,649,306
                              Japanese Yen 2/8/96                          12,800,000,000          125,375,023           11,461,851
                              Japanese Yen 3/14/96                          5,000,000,000           48,977,065            1,704,953
                              Swedish Krona 11/9/95                           409,562,000           61,766,604           (4,239,812)
                              Swedish Krona 1/25/96                           964,886,400          144,699,679           (8,839,112)
                              Swiss Franc 11/9/95                              35,188,000           31,016,307             (549,187)
                                                                                                  $655,464,103       $    8,718,928


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

STATEMENTS OF OPERATIONS

                                                                                       Janus            Janus             Janus
                                                                        Janus         Balanced        Enterprise   Growth and Income
For the year ended October 31, 1995 (all numbers in thousands)           Fund           Fund             Fund              Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                           $   104,338      $  2,803         $  1,927         $   4,158
  Dividends                                                              121,288         1,351            3,187             7,329
  Foreign Tax Withheld                                                    (2,840)          (29)            (107)             (147)
                                                                         222,786         4,125            5,007            11,340
Expenses:
  Advisory fees                                                           69,102           879            3,079             3,704
  Transfer agent fees and expenses                                        17,011           367            1,451             1,676
  Registration fees                                                          109            34               82                31
  Postage and mailing expenses                                             2,196            78              210               301
  Custodian fees                                                           2,590            38              110                79
  Printing expenses                                                         --               9               37                59
  Audit fees                                                                  41             9               13                12
  Trustees' fees and expenses                                                130             2                5                11
  Other expenses                                                             360            27               26                38
Total expenses                                                            91,539         1,443            5,013             5,911
Expense and fee offsets                                                     (932)          (26)             (97)             (104)
Net expenses                                                              90,607         1,417            4,916             5,807
Net investment income/(loss)                                             132,179         2,708               91             5,533
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss)
  from securities transactions                                           582,514         7,579           32,364            85,303
Net realized gain/(loss)
  from foreign currency transactions                                     (33,923)         (196)          (2,586)           (1,192)
Net realized gain/(loss)
  from futures contracts                                                  (9,439)           98            1,013              --
Change in net unrealized appreciation
  or depreciation of investments                                       1,433,338         8,194           29,273            20,058
Net gain/(loss) on investments                                         1,972,490        15,675           60,064           104,169
Net increase/(decrease) in
  net assets resulting from operations                               $ 2,104,669      $ 18,383         $ 60,155         $ 109,702


STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                                             Janus
                                                                                         Janus             Janus             Growth
As of October 31, 1995                                                 Janus            Balanced        Enterprise        and Income
(all numbers in thousands except net asset value per share)             Fund              Fund              Fund              Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                                                $ 9,901,237         $ 111,344         $ 380,435         $ 499,804
Investments at value                                               $12,144,698         $ 121,102         $ 463,112         $ 581,566
Cash                                                                     2,453               122               577               641
Receivables:
  Investments sold                                                     214,181             6,748             4,547            42,324
  Fund shares sold                                                      19,349               318             1,516             1,024
  Interest                                                               1,267               726              --                 472
  Dividends                                                             12,461                91               268               685
Foreign currency contracts                                                --                --                --                --
Other assets                                                               104                 1                10                 7
    Total Assets                                                    12,394,513           129,108           470,030           626,719
Liabilities:
Payables:
  Investments purchased                                                374,148             4,059             9,618            41,928
  Fund shares repurchased                                                8,060                84               256               417
  Advisory fee                                                           6,651                85               292               358
  Transfer agent fee                                                     1,438                29               163               165
Accrued expenses                                                         1,838                47                99                96
Foreign currency contracts                                              39,408               259               232               792
    Total Liabilities                                                  431,543             4,563            10,660            43,756
Net Assets                                                         $11,962,970         $ 124,545         $ 459,370         $ 582,963
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)                                      511,868             9,076            16,925            32,158
Net Asset Value Per Share                                          $     23.37         $   13.72         $   27.14         $   18.13


See Notes to Financial Statements

                   Janus Funds October 31, 1995 Annual Report

STATEMENTS OF OPERATIONS

                                                                    Janus         Janus         Janus         Janus         Janus
                                                                   Mercury       Overseas       Twenty       Venture       Worldwide
For the year ended October 31, 1995 (all numbers in thousands)       Fund          Fund          Fund          Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $   9,678     $     794     $  12,385     $  11,885     $  14,324
  Dividends                                                           9,199           948        32,133         7,899        21,739
  Foreign Tax Withheld                                                 (784)         (119)         (700)         (289)       (2,476)
                                                                     18,093         1,623        43,818        19,495        33,587
Expenses:
  Advisory fees                                                       7,720           657        18,128        10,948        11,014
  Transfer agent fees and expenses                                    3,293           420         7,326         2,973         4,449
  Registration fees                                                     391            36            49            38           173
  Postage and mailing expenses                                          639            86           936           332           637
  Custodian fees                                                        460           120           511           368         1,210
  Printing expenses                                                     103            12            94           112           105
  Audit fees                                                             18            12            23            29            24
  Trustees' fees and expenses                                            29             2            47            24            20
  Other expenses                                                         43            21           148            83            47
Total expenses                                                       12,696         1,366        27,262        14,907        17,679
Expense and fee offsets                                                (155)          (25)         (349)         (165)         (154)
Net expenses                                                         12,541         1,341        26,913        14,742        17,525
Net investment income/(loss)                                          5,552           282        16,905         4,753        16,062
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss)
  from securities transactions                                      188,818         1,940       546,321       219,511        67,214
Net realized gain/(loss)
  from foreign currency transactions                                (13,022)          579       (13,084)       (5,335)      (15,333)
Net realized gain/(loss)
  from futures contracts                                              2,706          --            --            --           3,294
Change in net unrealized appreciation
  or depreciation of investments                                     83,666         6,447        47,686        67,671        65,211
Net gain/(loss) on investments                                      262,168         8,966       580,923       281,847       120,386
Net increase/(decrease) in
  net assets resulting from operations                            $ 267,720     $   9,248     $ 597,828     $ 286,600     $ 136,448


STATEMENTS OF ASSETS AND LIABILITIES

                                                            Janus          Janus          Janus             Janus            Janus
As of October 31, 1995                                     Mercury       Overseas         Twenty           Venture         Worldwide
(all numbers in thousands except net asset value per share)  Fund           Fund           Fund              Fund             Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                                     $1,345,948       $ 95,037       $2,518,301       $1,406,566       $1,573,003
Investments at value                                    $1,488,071       $104,913       $2,975,194       $1,742,746       $1,766,209
Cash                                                           656            539            1,544            1,758              542
Receivables:
  Investments sold                                          47,039          4,175           73,553           42,610           26,994
  Fund shares sold                                          16,674          2,483            1,931              665            7,830
  Interest                                                     165           --              1,718               96               83
  Dividends                                                    970            180            4,134              492            3,674
Foreign currency contracts                                    --               24             --               --              8,719
Other assets                                                     5              1               50               27               34
    Total Assets                                         1,553,580        112,315        3,058,124        1,788,394        1,814,085
Liabilities:
Payables:
  Investments purchased                                     17,520            187           50,512           29,219            5,485
  Fund shares repurchased                                    7,835          1,085            2,334              580            2,094
  Advisory fee                                                 878             75            1,702            1,031            1,049
  Transfer agent fee                                           367             32              902              317              476
Accrued expenses                                               494             70              397              212              627
Foreign currency contracts                                   5,718           --              6,526            3,834             --
    Total Liabilities                                       32,812          1,449           62,373           35,193            9,731
Net Assets                                              $1,520,768       $110,866       $2,995,751       $1,753,201       $1,804,354
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)                           87,495          9,571           99,445           29,453           65,255
Net Asset Value Per Share                               $    17.38       $  11.58       $    30.12       $    59.53       $    27.65


AN EXPLANATION OF THE STATEMENT OF OPERATIONS

     This financial statement details the Funds' income, expenses, and gains and losses on securities and currency transactions and from appreciation or depreciation of portfolio holdings. The first section in this statement, called "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the portfolio.

     The next section reports the expenses incurred by the Funds including the advisory fee paid to the investment advisor, the transfer agent fees, shareholder servicing expenses, printing and postage for mailing statements, financial reports and prospectuses to investors.

     The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. Funds realize a gain (or loss) when they sell their position in a particular security. Unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. This figure is affected by both changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.


AN EXPLANATION OF THE STATEMENT OF ASSETS AND LIABILITIES

     This financial statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the fiscal period.

     The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared, but not yet received, on stocks owned, and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid.

     There may be other assets and liabilities such as forward currency contracts.

     The last line of this schedule reports the Funds' net asset value (NAV) per share on the last day of the fiscal period. The NAV is calculated by dividing the fund's total net assets (assets minus liabilities) by the number of shares outstanding.


                   Janus Funds October 31, 1995 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended October 31, 1995                                              Janus                            Janus
and the year                                        Janus                       Balanced                        Enterprise
or period ended October 31, 1994                     Fund                         Fund                             Fund
(all numbers in thousands)                    1995           1994          1995            1994           1995               1994
------------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)             $    132,179    $   104,800    $   2,708      $   1,965      $      91         $    (858)
Net realized gain/(loss) from
  investment transactions                     539,152        112,901        7,481          2,772         30,791            13,842
Change in unrealized net appreciation
  or depreciation of investments            1,433,338       (143,484)       8,194         (3,493)        29,273            29,068
Net increase/(decrease) in net assets
  resulting from operations                 2,104,669         74,217       18,383          1,244         60,155            42,052
Dividends and Distributions to
Shareholders:
Net investment income*                         (4,024)      (173,127)      (4,692)        (1,697)        (7,697)             (196)
Net realized gain from
  investment transactions                    (190,268)      (419,077)        --             --           (5,604)           (6,261)
Net decrease from dividends
  and distributions                          (194,292)      (592,204)      (4,692)        (1,697)       (13,301)           (6,457)
Capital Share Transactions:
Shares sold                                 2,147,778      2,612,140       44,222         51,412        362,414           320,299
Reinvested dividends and distributions        186,387        570,758        4,464          1,622         12,981             6,309
Shares repurchased                         (1,928,817)    (2,115,666)     (31,378)       (31,582)      (332,907)         (231,509)
Net increase/(decrease) from
  capital share transactions                  405,348      1,067,232       17,308         21,452         42,488            95,099
Net increase/(decrease) in net assets       2,315,725        549,245       30,999         20,999         89,342           130,694
Net Assets:
Beginning of period                         9,647,245      9,098,000       93,546         72,547        370,028           239,334
End of Period                            $ 11,962,970    $ 9,647,245    $ 124,545     $   93,546     $  459,370        $  370,028
Net Assets consist of:
Capital(par value and
  paid-in surplus)*                      $  9,085,739    $ 8,688,911   $  106,754     $   89,446     $  346,567        $  304,080
Undistributed net investment
  income/(distribution in excess)*             66,492         (8,497)         356             83           --                  (5)
Undistributed net realized
  gain/(loss)* from investments               606,668        196,098        7,935          2,711         30,358            12,782
Unrealized appreciation/
  (depreciation) of investments             2,204,071        770,733        9,500          1,306         82,445            53,171
                                         $ 11,962,970    $ 9,647,245   $  124,545     $   93,546      $ 459,370        $  370,028
Transactions in Fund Shares:
Shares sold                                   103,296        133,897        3,512          4,212         15,200            14,584
Reinvested distributions                        9,925         29,436          371            134            565               288
Total                                         113,221        163,333        3,883          4,346         15,765            14,872
Shares repurchased                            (92,980)      (108,992)      (2,493)        (2,591)       (13,986)          (10,670)
Net increase/(decrease)                        20,241         54,341        1,390          1,755          1,779             4,202
Shares outstanding beginning of period        491,627        437,286        7,686          5,931         15,146            10,944
Shares outstanding end of period              511,868        491,627        9,076          7,686         16,925            15,146
Purchases and Sales of Investment Securities:
  (excluding Short-Term Securities)
Purchases of Securities                  $ 11,575,417    $10,601,054   $  173,144     $  121,814     $  774,127         $ 548,630
Proceeds from Sales of Securities          10,339,397     10,038,464      151,167        125,937        716,403           469,221
Purchases of Long-Term U.S.
  Government Obligations                       99,172        388,976       29,427          6,356           --                --
Proceeds from Sales of Long-Term
  U.S. Government Obligations                 102,063        663,560       21,157          1,411           --                --

AN EXPLANATION OF THE STATEMENT OF CHANGES IN NET ASSETS

     This financial statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions, and capital share transactions. This schedule is of importance to investors because it shows exactly what caused the Funds' net asset size to change during the period. Investors can use this information to determine if the Funds' growth was a result of operations or an increase in the number of shares being purchased.

     The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets will also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Funds' "Net decrease from dividends and distributions" to the
"Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Funds' net assets. This is because the majority of Janus investors reinvest their distributions.

     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

     The section titled "Net Assets Consist of" breaks down the components of the Funds' net assets. Since funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.


----------------------------------
(1) Period May 2, 1994 (inception) to October 31, 1994
*See Note 3 in Notes to Financial Statements


See Notes to Financial Statements

                   Janus Funds October 31, 1995 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended October 31, 1995                 Janus                        Janus                            Janus
and the year                                   Growth and Income                Mercury                          Overseas
or period ended October 31, 1994                     Fund                         Fund                             Fund
(all numbers in thousands)                    1995           1994          1995            1994           1995               1994(1)
------------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)             $      5,533    $     6,307    $   5,552      $     654      $     282         $    (118)
Net realized gain/(loss) from
  investment transactions                      84,111        (15,650)     178,502         14,943          2,519            (1,141)
Change in unrealized net appreciation
  or depreciation of investments               20,058          4,709       83,666         40,804          6,447             3,453
Net increase/(decrease) in net assets
  resulting from operations                   109,702         (4,634)     267,720         56,401          9,248             2,194
Dividends and Distributions to
Shareholders:
Net investment income*                         (3,346)        (3,309)      (8,192)          --             --                --
Net realized gain from
  investment transactions                        --          (11,430)      (5,231)          --             --                --
Net decrease from dividends
  and distributions                            (3,346)       (14,739)     (13,423)          --             --                --
Capital Share Transactions:
Shares sold                                   113,855        162,999    1,329,738        687,939        128,820            71,522
Reinvested dividends and distributions          3,214         14,297       12,799           --             --                --
Shares repurchased                           (130,404)      (186,944)    (672,396)      (260,735)       (91,267)           (9,651)
Net increase/(decrease) from
  capital share transactions                  (13,335)        (9,648)     670,141        427,204         37,553            61,871
Net increase/(decrease) in net assets          93,021        (29,021)     924,438        483,605         46,801            64,065
Net Assets:
Beginning of period                           489,942        518,963      596,330        112,725         64,065              --
End of Period                            $    582,963    $   489,942   $1,520,768     $  596,330     $  110,866        $   64,065
Net Assets consist of:
Capital(par value and
  paid-in surplus)*                      $    428,405    $   441,740   $1,199,506     $  529,366     $   98,841        $   61,288
Undistributed net investment
  income/(distribution in excess)*                607            406         --             --            1,174              --
Undistributed net realized
  gain/(loss)* from investments                72,981        (13,116)     184,857         14,225            951              (676)
Unrealized appreciation/
  (depreciation) of investments                80,970         60,913      136,405         52,739          9,900             3,453
                                         $    582,963    $   489,942   $1,520,768     $  596,330      $ 110,866        $   64,065
Transactions in Fund Shares:
Shares sold                                     7,113         11,178       88,118         53,024         11,936             7,144
Reinvested distributions                          212            977          940           --             --                --
Total                                           7,325         12,155       89,058         53,024         11,936             7,144
Shares repurchased                             (8,529)       (12,846)     (43,801)       (20,417)        (8,547)             (962)
Net increase/(decrease)                        (1,204)          (691)      45,257         32,607          3,389             6,182
Shares outstanding beginning of period         33,362         34,053       42,238          9,631          6,182              --
Shares outstanding end of period               32,158         33,362       87,495         42,238          9,571             6,182
Purchases and Sales of Investment Securities:
  (excluding Short-Term Securities)
Purchases of Securities                  $    857,522    $   536,313   $2,539,449     $  844,500     $  141,411         $  87,659
Proceeds from Sales of Securities             883,780        523,030    1,894,699        577,910        117,541            30,376
Purchases of Long-Term U.S.
  Government Obligations                       75,020         34,485         --             --             --                --
Proceeds from Sales of Long-Term
  U.S. Government Obligations                  78,554         79,662         --             --             --                --


STATEMENTS OF CHANGES IN NET ASSETS

For the year ended October 31, 1995                 Janus                        Janus                            Janus
and the year                                        Twenty                      Venture                         Worldwide
or period ended October 31, 1994                     Fund                         Fund                             Fund
(all numbers in thousands)                    1995           1994          1995            1994           1995               1994
------------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)             $     16,905    $    17,290    $   4,753      $   4,286      $  16,062         $   5,250
Net realized gain/(loss) from
  investment transactions                     533,237        (24,725)     214,176         80,431         55,175            99,098
Change in unrealized net appreciation
  or depreciation of investments               47,686       (129,746)      67,671         47,575         65,211            46,242
Net increase/(decrease) in net assets
  resulting from operations                   597,828       (137,181)     286,600        132,292        136,448           150,590
Dividends and Distributions to
Shareholders:
Net investment income*                         (7,400)       (35,434)        (862)       (17,532)       (32,032)          (10,026)
Net realized gain from
  investment transactions                        --          (63,233)     (82,645)      (145,179)       (60,061)          (13,741)
Net decrease from dividends
  and distributions                            (7,400)       (98,667)     (83,507)      (162,711)       (92,093)          (23,767)
Capital Share Transactions:
Shares sold                                   387,080        454,640      145,222        168,628        788,071         1,127,205
Reinvested dividends and distributions          7,202         96,084       81,200        155,972         88,948            23,016
Shares repurchased                           (731,771)    (1,320,860)    (226,790)      (580,362)      (704,140)         (444,532)
Net increase/(decrease) from
  capital share transactions                 (337,489)      (770,136)        (368)      (255,762)       172,879           705,689
Net increase/(decrease) in net assets         252,939     (1,005,984)     202,725       (286,181)       217,234           832,512
Net Assets:
Beginning of period                         2,742,812      3,748,796    1,550,476      1,836,657      1,587,120           754,608
End of Period                            $  2,995,751    $ 2,742,812   $1,753,201     $1,550,476     $1,804,354        $1,587,120
Net Assets consist of:
Capital(par value and
  paid-in surplus)*                      $  2,015,292    $ 2,352,772   $1,199,220     $1,199,846     $1,524,605        $1,351,727
Undistributed net investment
  income/(distribution in excess)*               --            6,472          185           (258)        17,449              (218)
Undistributed net realized
  gain/(loss)* from investments               530,087        (19,118)     221,449         86,212         60,375            98,898
Unrealized appreciation/
  (depreciation) of investments               450,372        402,686      332,347        264,676        201,925           136,713
                                         $  2,995,751    $ 2,742,812   $1,753,201     $1,550,476     $1,804,354        $1,587,120
Transactions in Fund Shares:
Shares sold                                    14,963         18,884        2,726          3,425         30,276            44,162
Reinvested distributions                          317          3,935        1,668          3,191          3,647               920
Total                                          15,280         22,819        4,394          6,616         33,923            45,082
Shares repurchased                            (28,999)       (54,669)      (4,273)       (11,777)       (27,454)          (17,530)
Net increase/(decrease)                       (13,719)       (31,850)         121         (5,161)         6,469            27,552
Shares outstanding beginning of period        113,164        145,014       29,332         34,493         58,786            31,234
Shares outstanding end of period               99,445        113,164       29,453         29,332         65,255            58,786
Purchases and Sales of Investment Securities:
  (excluding Short-Term Securities)
Purchases of Securities                  $  3,795,717    $ 2,884,133   $1,633,385     $1,511,361     $2,232,128             --
Proceeds from Sales of Securities           4,044,252      3,540,706    1,605,945      1,727,718      1,920,061              --
Purchases of Long-Term U.S.
  Government Obligations                         --             --           --             --             --                --
Proceeds from Sales of Long-Term
  U.S. Government Obligations                    --           67,473         --             --             --                --


AN EXPLANATION OF THE STATEMENT OF CHANGES IN NET ASSETS

     This financial statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions, and capital share transactions. This schedule is of importance to investors because it shows exactly what caused the Funds' net asset size to change during the period. Investors can use this information to determine if the Funds' growth was a result of operations or an increase in the number of shares being purchased.

     The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets will also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Funds' "Net decrease from dividends and distributions" to the
"Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Funds' net assets. This is because the majority of Janus investors reinvest their distributions.

     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

     The section titled "Net Assets Consist of" breaks down the components of the Funds' net assets. Since funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.


----------------------------------
(1) Period May 2, 1994 (inception) to October 31, 1994
*See Note 3 in Notes to Financial Statements



See Notes to Financial Statements

                   Janus Funds October 31, 1995 Annual Report

FINANCIAL HIGHLIGHTS

For a share outstanding for the
year ended October 31, 1995                                                     Janus Fund
or throughout each fiscal year
or period ended October 31                            1995               1994              1993              1992              1991
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $      19.62       $      20.81      $      18.86      $      18.27      $      13.25
Income from investment operations
Net investment income                                  .16                .17               .26               .23               .25
Net gains or (losses) on securities
  (both realized and unrealized)                      3.99               (.03)             2.88              1.46              5.09
Total from investment operations                      4.15                .14              3.14              1.69              5.34
Less distributions
Dividends (from net investment income)                (.01)              (.39)+            (.29)             (.19)             (.31)
Distributions (from capital gains)                    (.39)              (.94)             (.90)             (.91)             (.01)
Total distributions                                   (.40)             (1.33)            (1.19)            (1.10)             (.32)
Net asset value, end of period                $      23.37       $      19.62      $      20.81      $      18.86      $      18.27
Total return**                                       21.62%              0.75%            17.41%             9.35%            40.95%
Net assets, end of period
  (in thousands)                              $ 11,962,970       $  9,647,245      $  9,098,000      $  4,989,299      $  2,597,866
Average net assets for the period
  (in thousands)                              $ 10,559,806       $  9,338,807      $  7,335,871      $  3,870,923      $  1,784,627
Ratio of expenses to average net assets*(9)           0.87%              0.91%             0.92%             0.97%             0.98%
Ratio of net investment income to
  average net assets*                                 1.25%              1.12%             1.55%             1.54%             1.77%
Portfolio turnover rate*                               118%               139%              127%              153%              132%


For a share outstanding for the
year ended October 31, 1995                                                 Janus Twenty Fund
or throughout each fiscal year
or period ended October 31                            1995               1994              1993              1992(1)        1991(2)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $      24.24       $      25.85      $      22.75      $      22.17      $      18.88
Income from investment operations
Net investment income                                  .01                .16               .17               .09               .11
Net gains or (losses) on securities
  (both realized and unrealized)                      5.94              (1.07)             3.31               .49              3.62
Total from investment operations                      5.95               (.91)             3.48               .58              3.73
Less distributions
Dividends (from net investment income)                (.07)              (.25)             (.18)             --                (.02)
Distributions (from capital gains)                    --                 (.45)             (.20)             --                (.42)
Total distributions                                   (.07)              (.70)             (.38)             --                (.44)
Net asset value, end of period                $      30.12       $      24.24      $      25.85      $      22.75      $      22.17
Total return**                                       24.67%             (3.52%)           15.39%             2.62%**          19.60%
Net assets, end of period
  (in thousands)                              $  2,995,751       $  2,742,812      $  3,748,796      $  2,434,245      $  2,080,922
Average net assets for the period
  (in thousands)                              $  2,716,278       $  3,051,194      $  3,545,727      $  2,221,065      $  1,187,646
Ratio of expenses to average net assets*(9)           1.00%              1.02%             1.05%             1.12%             1.01%
Ratio of net investment income
  to average net assets*                              0.62%              0.57%             0.87%             1.27%             1.08%
Portfolio turnover rate*                               147%               102%               99%               79%               83%


For a share outstanding for the
year ended October 31, 1995                                                 Janus Venture Fund
or throughout each fiscal year
or period ended October 31                            1995               1994              1993              1992(3)        1991(4)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $      52.86       $      53.25      $      47.74      $      45.96      $      45.05
Income from investment operations
Net investment income                                  .05                .11               .66               .17               .36
Net gains or (losses) on securities
  (both realized and unrealized)                      9.49               4.40              6.72              1.61              4.23
Total from investment operations                      9.54               4.51              7.38              1.78              4.59
Less distributions
Dividends (from net investment income)                (.03)              (.53)            (1.16)             --                (.25)
Distributions (from capital gains)                   (2.84)             (4.37)             (.71)             --               (3.43)
Total distributions                                  (2.87)             (4.90)            (1.87)             --               (3.68)
Net asset value, end of period                $      59.53       $      52.86      $      53.25      $      47.74      $      45.96
Total return**                                       19.24%              9.23%            15.76%             3.87%**           9.90%
Net assets, end of period
  (in thousands)                              $  1,753,201       $  1,550,476      $  1,836,657      $  1,544,531      $  1,510,471
Average net assets for the period
  (in thousands)                              $  1,612,514       $  1,562,521      $  1,792,532      $  1,496,106      $  1,381,628
Ratio of expenses to average net assets*(9)           0.92%              0.96%             0.97%             1.07%             1.00%
Ratio of net investment income
  to average net assets*                              0.29%              0.27%             1.29%             1.32%             1.20%
Portfolio turnover rate*                               113%               114%              139%              124%              166%


AN EXPLANATION OF THE FINANCIAL HIGHLIGHTS

     This schedule provides a per share breakdown of the components that affect the Funds' NAV for the current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

     The first line in the table reflects the Funds' NAV per share at the beginning of the fiscal period. The next line reports the Funds' net investment income per share which is comprised of dividends and interest income earned on securities held by the Fund. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the fiscal period.

     Also included in the Financial Highlights is the Funds' expense ratio, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons including the differences in management fees, average shareholder account size, the frequency of dividend payments, and the extent of foreign investments, which entail greater transaction costs.

     The next line reports the ratio of net investment income, which is the income earned divided by the average net assets of the Fund during the reporting period. Don't confuse this ratio with a Funds' yield. The net investment income ratio is not a true measure of a Funds' yield because it doesn't take into account the dividends distributed to the Funds' investors.

     The last ratio provided in this table is the portfolio turnover rate, which measures the amount of buying and selling activity in the Funds' portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Funds' investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate would mean that an amount equal to the value of the portfolio is sold in an average of six months.

---------------------------------
(1)  Fiscal period June 1, 1992 to October 31, 1992
(2)  Fiscal year ended on May 31st
(3)  Fiscal period August 1, 1992 to October 31, 1992
(4)  Fiscal year ended on July 31
(5)  Fiscal period from September 1, 1992 (inception) to October 31, 1992
(6)  Fiscal period from May 15, 1991 (inception) to October 31, 1991
(7)  Fiscal period from May 3, 1993  (inception)  to October 31, 1993
(8)  Fiscal period from May 2, 1994 (inception) to October 31, 1994
(9)  See Note 4 in Notes to Financial Statements
*Annualized for periods of less than one full year.
**Total return not annualized for periods of less than one full year. +Distribution in excess of financial statement income of $.02


                   Janus Funds October 31, 1994 Annual Report

FINANCIAL HIGHLIGHTS

For a share outstanding for the year
ended October 31, 1995                                                     Janus Balanced Fund
or throughout each fiscal year
or period ended October 31                               1995            1994           1993           1992(5)
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   12.17       $   12.23      $   10.64      $   10.00
Income from investment operations
Net investment income                                     .61             .27            .19           --
Net gains or (losses) on securities
  (both realized and unrealized)                         1.52            (.09)          1.56            .64
Total from investment operations                         2.13             .18           1.75            .64
Less distributions
Dividends (from net investment income)                   (.58)           (.24)          (.16)          --
Distributions (from capital gains)                       --              --             --             --
Total distributions                                      (.58)           (.24)          (.16)          --
Net asset value, end of period                      $   13.72       $   12.17      $   12.23      $   10.64
Total return**                                          18.26%           1.51%         16.54%          6.40%**
Net assets, end of period
  (in thousands)                                    $ 124,545       $  93,546      $  72,547      $   2,130
Average net assets for the period
  (in thousands)                                    $ 107,259       $  86,361      $  43,522      $     563
Ratio of expenses to average net assets*(9)              1.35%           1.42%          1.70%          2.50%
Ratio of net investment income
  to average net assets*                                 2.52%           2.28%          2.15%         (0.12%)
Portfolio turnover rate*                                  185%            167%           131%           130%

***********************

For a share outstanding for the year
ended October 31, 1995                                                   Janus Enterprise Fund
or throughout each fiscal year
or period ended October 31                               1995            1994             1993          1992(5)
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   24.43       $   21.87        $   17.09       $ 15.00
Income from investment operations
Net investment income                                     .52            (.06)             .04          --
Net gains or (losses) on securities
  (both realized and unrealized)                         3.09            3.18             4.76          2.09
Total from investment operations                         3.61            3.12             4.80          2.09
Less distributions
Dividends (from net investment income)                   (.52)           (.02)            (.02)         --
Distributions (from capital gains)                       (.38)           (.54)            --            --
Total distributions                                      (.90)           (.56)            (.02)         --
Net asset value, end of period                      $   27.14       $   24.43        $   21.87       $ 17.09
Total return**                                          15.46%          14.56%           28.09%        13.93%**
Net assets, end of period
  (in thousands)                                    $ 459,370       $ 370,028        $ 239,334       $ 8,320
Average net assets for the period
  (in thousands)                                    $ 407,791       $ 269,595        $ 188,345       $ 1,560
Ratio of expenses to average net assets*(9)              1.26%           1.25%            1.36%         2.50%
Ratio of net investment income
  to average net assets*                                 0.02%          (.032%            0.14%        (0.81%)
Portfolio turnover rate*                                  194%            193%             201%           53%


***********************

For a share outstanding for the
year ended October 31, 1995                                                          Janus Growth and Income Fund
or throughout each fiscal year
or period ended October 31                               1995            1994           1993           1992            1991(6)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   14.69       $   15.24      $   12.95      $   12.13       $   10.00
Income from investment operations
Net investment income                                     .11             .19            .14            .17             .02
Net gains or (losses) on securities
  (both realized and unrealized)                         3.43            (.31)          2.29            .80            2.13
Total from investment operations                         3.54            (.12)          2.43            .97            2.15
Less distributions
Dividends (from net investment income)                   (.10)           (.10)          (.14)          (.15)           (.02)
Distributions (from capital gains)                       --              (.33)          --             --              --
Total distributions                                      (.10)           (.43)          (.14)          (.15)           (.02)
Net asset value, end of period                      $   18.13       $   14.69      $   15.24      $   12.95       $   12.13
Total return**                                          24.20%          (0.76%)        18.81%          7.98%          21.50%**
Net assets, end of period
  (in thousands)                                    $ 582,963       $ 489,942      $ 518,963      $ 243,509       $  56,473
Average net assets for the period
  (in thousands)                                    $ 498,442       $ 499,831      $ 404,285      $ 156,815       $  21,279
Ratio of expenses to average net assets*(9)              1.19%           1.22%          1.28%          1.52%           2.33%
Ratio of net investment income
  to average net assets*                                 1.11%           1.26%          1.13%          1.61%           0.76%
Portfolio turnover rate*                                  195%            123%           138%           120%             14%

***************************

For a share outstanding for the
year ended October 31, 1995                                       Janus Mercury Fund
or throughout each fiscal year
or period ended October 31                                1995             1994          1993(7)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $   14.12        $   11.70       $ 10.00
Income from investment operations
Net investment income                                      .16              .02          (.01)
Net gains or (losses) on securities
  (both realized and unrealized)                          3.37             2.40          1.71
Total from investment operations                          3.53             2.42          1.70
Less distributions
Dividends (from net investment income)                    (.16)            --            --
Distributions (from capital gains)                        (.11)            --            --
Total distributions                                       (.27)            --            --
Net asset value, end of period                       $   17.38        $   14.12       $ 11.70
Total return**                                           25.53%           20.68%        17.00%**
Net assets, end of period
  (in thousands)                                     $1,520,768       $ 596,330       $112,725
Average net assets for the period
  (in thousands)                                     $1,116,377       $ 257,726       $67,462
Ratio of expenses to average net assets*(9)               1.14%            1.33%         1.75%
Ratio of net investment income
  to average net assets*                                  0.50%            0.25%        (0.40%)
Portfolio turnover rate*                                   201%             283%          151%

***************************

For a share outstanding for
the year ended October 31, 1995                    Janus Overseas Fund
or throughout each fiscal year
or period ended October 31                         1995           1994(8)
------------------------------------------------------------------------------
Net asset value, beginning of period          $   10.36      $   10.00
Income from investment operations
Net investment income                               .12           (.02)
Net gains or (losses) on securities
  (both realized and unrealized)                   1.10            .38
Total from investment operations                   1.22            .36
Less distributions
Dividends (from net investment income)             --             --
Distributions (from capital gains)                 --             --
Total distributions                                --             --
Net asset value, end of period                $   11.58      $   10.36
Total return**                                    11.78%          3.60%**
Net assets, end of period
  (in thousands)                              $ 110,866      $  64,065
Average net assets for the period
  (in thousands)                              $  77,668      $  36,645
Ratio of expenses to average net assets*(9)        1.76%          2.16%
Ratio of net investment income
  to average net assets*                           0.36%         (0.64%)
Portfolio turnover rate*                            188%           181%

**********************

For a share outstanding for
the year ended October 31, 1995                                          Janus Worldwide Fund
or throughout each fiscal year
or period ended October 31                           1995              1994            1993            1992           1991(6)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $     27.00       $     24.16       $   18.95       $   17.45       $  15.00
Income from investment operations
Net investment income                                 .81               .15             .14             .16           --
Net gains or (losses) on securities
  (both realized and unrealized)                     1.39              3.34            5.29            1.39           2.45
Total from investment operations                     2.20              3.49            5.43            1.55           2.45
Less distributions
Dividends (from net investment income)               (.54)             (.27)           (.22)           --             --
Distributions (from capital gains)                  (1.01)             (.38)           --              (.05)          --
Total distributions                                 (1.55)             (.65)           (.22)           (.05)          --
Net asset value, end of period                $     27.65       $     27.00       $   24.16       $   18.95       $  17.45
Total return**                                       8.89%            14.76%          28.79%           9.20%         16.00%**
Net assets, end of period
  (in thousands)                              $ 1,804,354       $ 1,587,120       $ 754,608       $ 160,672       $ 18,423
Average net assets for the period
  (in thousands)                              $ 1,622,142       $ 1,244,194       $ 379,259       $  79,518       $  7,344
Ratio of expenses to average net assets*(9)          1.24%             1.12%           1.32%           1.73%          2.50%
Ratio of net investment income
  to average net assets*                             0.99%             0.42%           0.92%           1.74%          0.02%
Portfolio turnover rate*                              142%              158%            124%            147%            40%


AN EXPLANATION OF THE FINANCIAL HIGHLIGHTS

     This schedule provides a per share breakdown of the components that affect the Funds' NAV for the current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

     The first line in the table reflects the Funds' NAV per share at the beginning of the fiscal period. The next line reports the Funds' net investment income per share which is comprised of dividends and interest income earned on securities held by the Fund. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the fiscal period.

     Also included in the Financial Highlights is the Funds' expense ratio, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons including the differences in management fees, average shareholder account size, the frequency of dividend payments, and the extent of foreign investments, which entail greater transaction costs.

     The next line reports the ratio of net investment income, which is the income earned divided by the average net assets of the Fund during the reporting period. Don't confuse this ratio with a Funds' yield. The net investment income ratio is not a true measure of a Funds' yield because it doesn't take into account the dividends distributed to the Funds' investors.

     The last ratio provided in this table is the portfolio turnover rate, which measures the amount of buying and selling activity in the Funds' portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Funds' investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate would mean that an amount equal to the value of the portfolio is sold in an average of six months.

------------------------------------
(1)  Fiscal period June 1, 1992 to October 31, 1992
(2)  Fiscal year ended on May 31st
(3)  Fiscal period August 1, 1992 to October 31, 1992
(4)  Fiscal year ended on July 31
(5)  Fiscal period from September 1, 1992 (inception) to October 31, 1992
(6)  Fiscal period from May 15, 1991 (inception) to October 31, 1991
(7)  Fiscal period from May 3, 1993  (inception)  to October 31, 1993
(8)  Fiscal period from May 2, 1994 (inception) to October 31, 1994
(9)  See Note 4 in Notes to Financial Statements
*Annualized for periods of less than one full year.
**Total return not annualized for periods of less than one full year. +Distribution in excess of financial statement income of $.02


                   Janus Funds October 31, 1995 Annual Report

                        NOTES TO SCHEDULE OF INVESTMENTS

*    Non-Income producing security
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or foreign currency contracts.
+ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.
# The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended October 31, 1995:

                                                            Purchases                     Sales              Realized       Dividend
                                                       Shares           Cost      Shares           Cost     Gain/(Loss)       Income
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund
Agco Corp.(1)                                       1,276,250   $ 54,082,502        --             --             --      $   13,475
Alexander & Alexander Services, Inc.                  830,050     18,983,786        --             --             --         205,978
Catalina Marketing Corp.                              573,150     26,079,806     573,150   $ 26,079,806   $  5,370,178          --
Champion International Corp.                        5,336,225    288,293,109        --             --             --         261,811
Crown Cork & Seal Co., Inc.                         6,417,500    305,739,848   1,762,300     88,054,357    (23,553,919)         --
First Data Corp.                                    2,450,100    132,621,224        --             --             --         733,060
Nabisco Holdings Corp. - Class A                    4,169,500    113,834,129   2,610,125     73,964,829     (1,540,504)      948,190
Paging Network, Inc.(2)                             2,228,575     43,301,014     100,000      3,367,573        (43,009)         --
Tele Danmark A/S (ADR) - Class B                         --             --     4,629,960    115,859,696      1,487,007     1,410,072
UNUM Corp.                                          1,950,475     83,292,995     298,200     16,243,017     (4,711,301)    5,710,408
Wolters Kluwer N.V                                    105,994      8,214,212     451,375     28,474,859     12,069,240     4,439,525
------------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund
APS Holding Corp. - Class A                           122,925      3,217,222        --             --             --            --
Catalytica, Inc.                                       29,000        131,000   1,126,593      7,858,060     (4,253,410)         --
Central European Media Enterprises, Ltd.                 --             --       336,675      5,475,696       (354,753)         --
Exide Corp.                                            99,825      4,312,203     649,140     32,127,452    (10,882,583)       52,345
Insignia Financial Group, Inc. - Class A                7,300        151,109      49,900        983,301        137,879          --
Petco Animal Supplies, Inc.                           509,400     10,557,991     375,225      5,629,668      1,503,736          --
TheraTech, Inc.                                        49,305        551,040      76,780      1,178,680        (46,757)         --
Trigen Energy Corp.                                   626,825     12,623,245        --             --             --         113,049
------------------------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund
SAP (ADR)                                             225,000      8,217,000        --             --             --          31,950
------------------------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund
Central European Media Enterprises, Ltd.               30,000        349,650      80,000      1,321,040       (697,040)         --
Ciber, Inc.                                              --             --        61,775        521,257        317,326          --
Rottneros Bruks A.B                                 7,973,171     12,666,705        --             --             --          84,248
Samsung Electronics GDS                                50,240      4,634,640      50,240      4,634,640      2,942,032          --
------------------------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund
Lone Star Steakhouse & Saloon, Inc.                   305,000      9,671,623   1,606,700     24,613,989     12,728,690          --
SAP (ADR)                                             475,000     17,347,000        --             --             --          67,450
------------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund
ABC Rail Products Corp.                               485,000     10,776,374        --             --             --            --
Analysts International Corp.                             --             --          --             --             --         210,843
APS Holding Corp. - Class A                              --             --        12,750        204,000        129,458          --
Arch Communications Group, Inc.                     1,307,025     28,779,519      46,300        849,975        288,314          --
Ashbourne PLC                                       2,991,816      7,209,160        --             --             --          23,512
California Amplifier, Inc.                            335,700      3,870,259        --             --             --            --
Cambrex Corp.                                         363,775     14,207,766      13,175        456,938         65,684        18,189
CommNet Cellular, Inc.                                524,800     14,558,191        --             --             --            --
DavCo Restaurants, Inc.                               100,000      1,303,000        --             --             --            --
Duracraft Corp.                                        50,000      1,588,634     275,500     10,093,575     (3,664,310)         --
Emmis Broadcasting Corp. - Class A                       --             --       431,250      6,729,941      1,500,057          --
Employees General Insurance Group, Inc.                  --             --       570,000      3,063,750       (712,500)         --
Exide Corp.                                           229,675     10,599,922     313,525      7,990,255      2,277,857        87,326
FinishMaster, Inc.                                     36,925        457,415     106,300      1,044,300        497,005          --
Heritage Media Corp. - Class A                        150,000      3,843,426     127,125      2,180,027        996,775          --
Hammons (John Q.) Hotels, Inc.                        460,750      5,805,867      92,200      1,111,932        270,390          --
Keane, Inc.                                           483,825     10,471,832        --             --             --            --
Klamath First Bancorp, Inc.                           697,000      8,773,488        --             --             --            --
Landauer, Inc.                                           --             --          --             --             --         428,300
Littelfuse, Inc.                                       15,000        509,375      36,000        877,500        201,625          --
Minerals Technologies, Inc.                           170,025      4,760,093     321,275      8,948,947      2,574,356       147,511
Munksjo A. B                                        2,180,297     19,993,820      17,680        171,980        (32,040)         --
Paging Network, Inc.(2)                               849,100     18,284,267     126,000      3,462,732      1,098,266          --
Papa John's International, Inc.                       394,400     15,785,526      87,500      2,212,983      1,069,154          --
Quality Dining, Inc.                                  412,000      7,958,500      12,600        140,128         14,121          --
Renters Choice, Inc.(3)                               600,000      9,317,921        --             --             --            --
R.P. Scherer Corp.                                    576,400     23,700,783      91,325      2,718,208      1,684,398          --
Simula, Inc.(4)                                       524,400      6,778,385        --             --             --            --
U. S. Can Corp.                                       432,225      8,173,177     542,600      8,352,075     (1,439,979)         --
Wisconsin Central Transportation Corp.                 94,950      3,764,463     325,000      5,068,029     10,641,355          --
World Acceptance Corp.(5)                              75,000        911,250        --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund
Bajaj Auto, Ltd.                                      290,670      8,423,139        --             --             --          24,126
Kinnevik A.B. - Class B                               803,052     25,719,968      12,211        323,471         20,499     2,274,219
Korea Mobile Telecommunications, Inc.                 329,075      9,747,535        --             --             --            --
Securitas A.B. - Class B                                 --             --        97,600      3,084,972       (572,377)      595,537
SGL Carbon A.G                                        453,584     20,410,337     114,880      4,602,899      2,346,350          --
WM-Data A.B. - Class B                                258,003      9,297,035        --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------

(1) Adjusted for 3 for 2 stock split 12/16/94
(2) Adjusted for 2 for 1 stock split 10/2/95
(3) Adjusted for 3 for 2 stock split 5/6/95 and 2 for 1 stock split 10/10/95
(4) Adjusted for 3 for 2 stock split 9/29/95
(5) Adjusted for 3 for 1 stock split 9/1/95

See Notes to Financial Statements

                   Janus Funds October 31, 1995 Annual Report

                         NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the funds operate and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Janus Investment Fund (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as a no-load, open-end management investment company. Nine series of shares ("Equity Funds" or "Funds") included in this report invest primarily in equity securities. Each Fund is diversified as defined in the 1940 Act, with the exception of the Janus Enterprise, Janus Mercury and Janus Twenty Funds, which are non-diversified.

     The following policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the investment company industry.

INVESTMENT VALUATION

     Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith by the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS

     The Funds enter into forward exchange currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

     Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

     Futures contracts are marked to market daily and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market for federal income tax purposes at fiscal year-end.

     Foreign denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     The Funds may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies; forward contracts; and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

DIVIDEND DISTRIBUTIONS AND EXPENSES

     Dividends for Janus Balanced and Janus Growth and Income Funds are declared and distributed quarterly and capital gains (if any) are distributed annually. The remaining seven Equity Funds declare and distribute dividends and capital gains (if any) annually. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES

     The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     The advisory agreement with the Funds spells out the expenses that the Funds must pay. Each of the Funds is subject to the following schedule:

                         Average Daily Net       Annual Rate
Fee Schedule             Assets of Fund        Percentage (%)
--------------------------------------------------------------------------------
Equity Funds             First $ 30 Million        1.00
                         Next $270 Million          .75
                         Next $200 Million          .70
                         Over $500 Million          .65
--------------------------------------------------------------------------------

     Janus Capital will reduce advisory fees to the extent that a Fund's normal operating expenses (exclusive of brokerage commissions, interest and taxes) exceed the most restrictive state limitation, which is believed by the Funds to be 2 1/2% of the first

                   Janus Funds October 31, 1995 Annual Report

                         NOTES TO FINANCIAL STATEMENTS

$30 million, 2% of the next $70 million and 1 1/2% of the balance of a Fund's average net assets for a fiscal year.

     Janus Service Corporation (Janus Service), a wholly owned subsidiary of Janus Capital, receives an annual fee of $16 per shareholder account for transfer agent services plus reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

     Officers and certain trustees of the Funds are also officers and/or directors of Janus Capital; however, they receive no compensation from the Funds.

     DST Systems Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds. DST Securities Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities Inc. serve to reduce transfer agent fees and expenses. Investors Fiduciary Trust Company (IFTC), formerly 50% owned by DST, provides domestic custody services to the Funds. IFTC was deemed to be affiliated up until late January 1995 when State Street Bank and Trust acquired it. Brokerage commissions paid, fees reduced, and the net fees paid to DST and IFTC for the year or period ended October 31, 1995 are noted below.

                         DST Securities Inc.        Fund
                             Commissions           Expense                                         Custodian Fee
                                Paid*             Reduction*        DST Fees      IFTC Fees         Reduction**
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund                    1,125,368           844,026           2,664,807       455,158           88,231
Janus Balanced Fund               9,143             6,857              80,227        27,841           18,698
Janus Enterprise Fund            96,932            72,699             237,232        46,181           24,723
Janus Growth and Income
  Fund                           98,373            73,780             304,267        22,172           29,924
Janus Mercury Fund              171,777           128,833             465,952        79,424           26,013
Janus Overseas Fund               2,783             2,087              88,371        10,036           22,495
Janus Twenty Fund               378,575           283,931           1,313,882        23,317           65,554
Janus Venture Fund              143,719           107,789             540,804       108,526           57,607
Janus Worldwide Fund            164,193           123,145             651,417          --             30,557
------------------------------------------------------------------------------------------------------------------------------------

* The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.
** Interest earned on uninvested cash balances which serve to reduce the custodian fees.


3. FEDERAL INCOME TAX

     Gains and losses on forward currency contracts and foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. Listed below are such currency gains or losses for the period ended October 31, 1995.

     Net capital loss carryovers if any, as of October 31, 1995 are available to offset future realized capital gains and thereby reduce future taxable gains distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 1995 are as follows:

                                            at October 31, 1995                           at October 31, 1995
                                            -------------------  -------------------------------------------------------------------
                                                                                                                           Net
                                 Currency    Net Capital Loss    Federal Tax       Unrealized        Unrealized        Appreciation/
                              Gains/(Losses)    Carryovers            Cost        Appreciation     (Depreciation)     (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund                      (61,662,354)           -        9,915,190,833     2,392,254,446     (162,747,305)     2,229,507,141
Janus Balanced Fund                (352,776)           -          111,368,886        10,582,414         (848,830)         9,733,584
Janus Enterprise Fund            (1,489,132)           -          381,149,594        88,364,354       (6,402,414)        81,961,940
Janus Growth and Income Fund     (1,983,992)           -          500,741,221        88,623,092       (7,798,035)        80,825,057
Janus Mercury Fund              (16,082,534)           -        1,349,655,082       200,805,680      (62,389,386)       138,416,294
Janus Overseas Fund                 892,101            -           95,172,011        12,732,219       (2,991,130)         9,741,089
Janus Twenty Fund               (19,609,912)           -        2,519,538,281       507,065,455      (51,409,488)       455,655,967
Janus Venture Fund               (4,567,176)           -        1,407,054,229       393,634,972      (57,943,116)       335,691,856
Janus Worldwide Fund              3,329,396            -        1,575,050,380       253,375,369      (62,217,002)       191,158,367


                   Janus Funds October 31, 1995 Annual Report

                         NOTES TO FINANCIAL STATEMENTS

     Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Permanent items identified in the period ended October 31, 1995 have been reclassified among the components of net assets as follows:


                                   Undistributed    Undistributed
                                   Net Investment    Net Realized     Paid-In
                                        Income      Gains/(Losses)     Capital
--------------------------------------------------------------------------------
Janus Fund                           (53,164,955)     61,685,464     (8,520,509)
Janus Balanced Fund                    2,256,929      (2,256,929)          --
Janus Enterprise Fund                  7,610,792      (7,610,792)          --
Janus Growth and Income Fund          (1,985,649)      1,985,718            (69)
Janus Mercury Fund                     2,639,687      (2,639,687)          --
Janus Overseas Fund                      892,101        (892,101)          --
Janus Twenty Fund                    (15,977,751)     15,968,327          9,424
Janus Venture Fund                    (3,447,641)      3,706,161       (258,520)
Janus Worldwide Fund                  33,636,893     (33,636,837)           (56)
--------------------------------------------------------------------------------
Net investment income, net realized gains and net assets were not affected by these changes.

4. EXPENSES

     The Fund's expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities Inc. and uninvested cash balances earning interest with the Fund's custodian. The Statements of Operations reflect the total expenses before any offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset.

     These changes are part of new disclosure requirements beginning this fiscal year. Prior years do not reflect these changes. Listed in the table are the expense ratios before and after offsets.

EXPENSE RATIO COMPARISONS FOR FISCAL YEAR OCTOBER 31, 1995

                                        Exense Ratio                  Actual
                                      Prior to Offsets            Expense Ratio
--------------------------------------------------------------------------------
Janus Fund                                   0.87%                        0.86%
Janus Balanced Fund                          1.35%                        1.32%
Janus Enterprise Fund                        1.26%                        1.23%
Janus Growth and Income Fund                 1.19%                        1.17%
Janus Mercury Fund                           1.14%                        1.12%
Janus Overseas Fund                          1.76%                        1.73%
Janus Twenty Fund                            1.00%                        0.99%
Janus Venture Fund                           0.92%                        0.91%
Janus Worldwide Fund                         1.24%                        1.23%
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF JANUS INVESTMENT FUND

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Janus Fund, Janus Balanced Fund, Janus Enterprise Fund, Janus Growth and Income Fund, Janus Mercury Fund, Janus Overseas Fund, Janus Twenty Fund, Janus Venture Fund, and Janus Worldwide Fund (nine of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds"), at October 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Denver, Colorado
November 30, 1995